                                                                               EXECUTION COPY

                            GMACM HOME EQUITY LOAN TRUST 2006-HE2,

                                           Issuer,

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                      Indenture Trustee

                                   ________________________

                                          INDENTURE

                                   ________________________

                                  Dated as of June 29, 2006

                           GMACM HOME EQUITY LOAN-BACKED TERM NOTES

                        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
ACT OF 1939 AND INDENTURE PROVISIONS*

        Trust Indenture
        Act Section                                                Indenture Section
        310(a)(1)..............................................................6.11
        (a)(2).................................................................6.11
        (a)(3).................................................................6.10
        (a)(4).......................................................Not Applicable
        (a)(5).................................................................6.11
        (b)..............................................................6.08, 6.11
        (c)..........................................................Not Applicable
        311(a).................................................................6.12
        (b)....................................................................6.12
        (c)..........................................................Not Applicable
        312(a)........................................................7.01, 7.02(a)
        (b).................................................................7.02(b)
        (c).................................................................7.02(c)
        313(a).................................................................7.04
        (b)....................................................................7.04
        (c)......................................................7.03(a)(iii), 7.04
        (d)....................................................................7.04
        314(a)........................................................3.10, 7.03(a)
        (b)....................................................................3.07
        (c)(1)....................................................8.05(c), 10.01(a)
        (c)(2)....................................................8.05(c), 10.01(a)
        (c)(3)......................................................Not Applicable
        (d)(1)....................................................8.05(c), 10.01(b)
        (d)(2)....................................................8.05(c), 10.01(b)
        (d)(3)....................................................8.05(c), 10.01(b)
        (e)................................................................10.01(a)
        315(a)..............................................................6.01(b)
        (b)....................................................................6.05
        (c).................................................................6.01(a)
        (d).................................................................6.01(c)
        (d)(1)..............................................................6.01(c)
        (d)(2)..............................................................6.01(c)
        (d)(3)..............................................................6.01(c)
        (e)....................................................................5.13
        316(a)(1)(A)...........................................................5.11
        316(a)(1)(B)...........................................................5.12
        316(a)(2)....................................................Not Applicable
        316(b).................................................................5.07
        317(a)(1)..............................................................5.04
        317(a)(2)...........................................................5.03(d)
        317(b)..............................................................3.03(a)
        318(a)................................................................10.07

*This  reconciliation  and tie shall not, for any purpose,  be deemed to be part of the within
 ___________________ indenture.

                                       TABLE OF CONTENTS

        Section 3.22      Owner Trustee Not Liable for Certificates or Related

        Section 4.02      Registration of and Limitations on Transfer and Exchange of

        Section 5.03      Collection of Indebtedness and Suits for Enforcement by

        Section 5.07      Unconditional Rights of Noteholders to Receive Principal and

        Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture

        Section 7.01      Issuer to Furnish Indenture Trustee Names and Addresses of

        Section 10.04     Notices, etc., to Indenture Trustee, Issuer, Enhancer and

EXHIBITS
Exhibit A         -Form of Notes
Exhibit B         -Form of 144A Investment Representation
Exhibit C         -Form of Investor Representation Letter
Exhibit D         -Form of Transferor Certificate
Appendix A        -Definitions

        This  Indenture,  dated as of June 29, 2006,  is between  GMACM Home Equity Loan Trust
2006-HE2,  a Delaware  statutory  trust,  as issuer (the  "Issuer"),  and JPMorgan Chase Bank,
National Association, as indenture trustee (the "Indenture Trustee").

                                         WITNESSETH:

        Each party  hereto  agrees as follows  for the  benefit of the other party and for the equal  and  ratable  benefit  of the  Noteholders  and the  Enhancer  of the  Issuer's  Series
2006-HE2 GMACM Home Equity Loan-Backed Term Notes (the "Notes").

                                       GRANTING CLAUSE:

        The Issuer hereby Grants to the Indenture  Trustee on the Closing Date, as trustee for the  benefit  of the  Noteholders  and the  Enhancer,  all of the  Issuer's  right,  title and interest  in and  to all  accounts,  chattel  paper,  general  intangibles,  contract  rights, payment  intangibles,  certificates  of deposit,  deposit  accounts,  instruments,  documents, letters of credit,  money, advices of credit,  investment  property,  goods and other property consisting  of,  arising under or related to whether now existing or hereafter  created in any of the following:  (a) the Initial  Mortgage Loans and any Subsequent  Mortgage Loans, and all
monies due or to become due  thereunder;  (b) the  Custodial  Account,  Note Payment  Account,
Pre-Funding  Account and Capitalized  Interest  Account,  and all funds on deposit or credited thereto from time to time; (c) all hazard insurance  policies;  and (d) all present and future claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all  payments on or under,  and all  proceeds of every kind and nature  whatsoever  in respect of, any or all of the foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in the  conversion  thereof,  voluntary or  involuntary,  into cash or other liquid  property,  all cash proceeds,  accounts,  accounts  receivable,  notes,  drafts, acceptances,  checks,  deposit  accounts,  rights to payment of any and every kind,  and other forms of  obligations  and  receivables,  instruments  and  other  property  which at any time constitute  all  or  part  of or  are  included  in the  proceeds  of  any  of  the  foregoing
(collectively, the "Trust Estate" or the "Collateral").

        The  foregoing  Grant is made in trust to  secure  the  payment  of  principal  of and interest  on, and any other  amounts  owing in respect  of, the  Notes,  equally  and  ratably without  prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The  foregoing  Grant shall  inure to the benefit of the  Enhancer in respect of draws made on the Policy and amounts  owing from time to time  pursuant to the  Insurance  Agreement
(regardless of whether such amounts relate to the Notes or the  Certificates),  and such Grant shall  continue  in full  force and  effect for the  benefit  of the  Enhancer  until all such amounts owing to it have been repaid in full.

        The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such
Grant,  accepts the trust under this Indenture in accordance  with the  provisions  hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                          ARTICLE I

                                         Definitions

        Section 1.01  Definitions.  For all  purposes of this  Indenture,  except as otherwise expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions attached  hereto  as  Appendix  A,  which is  incorporated  by  reference  herein.  All  other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02  Incorporation  by  Reference  of  Trust  Indenture  Act.  Whenever  this
Indenture  refers to a provision of the Trust  Indenture  Act (the "TIA"),  such  provision is incorporated  by  reference  in and made a part of this  Indenture.  The  following  TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by TIA,  defined by
TIA reference to another  statute or defined by Commission  rule have the meaning  assigned to them by such definitions.

        Section 1.03  Rules of Construction. Unless the context otherwise requires:

               (a)a term has the meaning assigned to it;

               (b)an accounting term not otherwise  defined has the meaning  assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (c)"or" includes "and/or";

               (d)"including" means "including without limitation";

               (e)words in the  singular  include  the plural and words in the plural  include the singular;

               (f)the term "proceeds" has the meaning ascribed thereto in the UCC; and

               (g)any  agreement,  instrument  or statute  defined or referred to herein or in any  instrument  or  certificate  delivered  in  connection  herewith  means  such  agreement, instrument  or statute as from time to time  amended,  modified or  supplemented  and includes
(in  the  case of  agreements  or  instruments)  references  to all  attachments  thereto  and
instruments  incorporated  therein;   references  to  a  Person  are  also  to  its  permitted
successors and assigns.

                                          ARTICLE II

                                  Original Issuance of Notes

        Section 2.01  Form. The Notes,  together with the Indenture  Trustee's  certificate of authentication,  shall be in  substantially  the  form  set  forth in  Exhibit  A,  with  such appropriate  insertions,  omissions,  substitutions  and other  variations  as are required or
permitted  by  this  Indenture  and  may  have  such  letters,   numbers  or  other  marks  of
identification  and  such  legends  or  endorsements  placed  thereon  as  may,   consistently
herewith,  be determined by the officers  executing the Notes, as evidenced by their execution thereof.  Any  portion of the text of any Note may be set forth on the reverse  thereof,  with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten,  printed,  lithographed or engraved or produced by any combination of these  methods,  all as determined by the  Authorized  Officers  executing such
Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

        Section 2.02  Execution,  Authentication and Delivery.  The Notes shall be executed on behalf  of  the  Issuer  by any  of  its  Authorized  Officers.  The  signature  of  any  such
Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile  signature of  individuals  who were at any time
Authorized  Officers  of  the  Issuer  shall  bind  the  Issuer,   notwithstanding  that  such
individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture  Trustee shall upon Issuer  Request  authenticate  and deliver Notes for original  issue in an amount  equal to the  Initial  Aggregate  Note  Balance.  The Class A-1,
Class A-2, Class A-3 and Class A-4 Notes shall have initial  principal or notional  amounts of the Initial  Class A-1 Note Balance,  Initial  Class A-2 Note Balance,  Initial Class A-3 Note
Balance and Initial Class A-4 Note Balance, respectively.

        Each Note shall be dated the date of its  authentication.  The Notes shall be issuable as registered  Book-Entry  Notes, and the Notes shall be issuable in minimum  denominations of
$25,000 and integral multiples of $1,000 in excess thereof.

        No Note  shall  be  entitled  to any  benefit  under  this  Indenture  or be  valid or
obligatory   for  any  purpose,   unless  there  appears  on  such  Note  a   certificate   of
authentication  substantially  in the form  provided  for  herein  executed  by the  Indenture
Trustee by the manual  signature of one of its authorized  signatories,  and such  certificate upon any Note shall be conclusive  evidence,  and the only  evidence,  that such Note has been duly authenticated and delivered hereunder.

                                         ARTICLE III

                                          Covenants

        Section 3.01  Collection  of  Payments  with  Respect  to  the  Mortgage  Loans.   The
Indenture  Trustee shall  establish and maintain with itself the Note Payment Account in which the Indenture  Trustee shall,  subject to the terms of this  paragraph,  deposit,  on the same day as it is received from the Servicer,  each  remittance  received by the Indenture  Trustee with  respect  to the  Mortgage  Loans.  The  Indenture  Trustee  shall make all  payments  of principal of and interest on the Notes,  subject to  Section 3.03  as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

        Section 3.02  Maintenance  of Office or Agency.  The Issuer will  maintain in the City of New York, New York, an office or agency where,  subject to  satisfaction  of conditions set forth herein,  Notes may be surrendered for  registration  of transfer or exchange,  and where notices  and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time  the  Issuer  shall  fail to  maintain  any such office or agency or shall fail to furnish the  Indenture  Trustee  with the  address  thereof, such  surrenders,  notices and demands may be made or served at the  Corporate  Trust  Office, and the  Issuer  hereby  appoints  the  Indenture  Trustee  as its agent to  receive  all such surrenders, notices and demands.

        Section 3.03  Money for  Payments to Be Held in Trust;  Paying  Agent.  As provided in
Section  3.01,  all  payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn from the Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the  Issuer by the  Indenture  Trustee  or by the  Paying  Agent,  and no
amounts so withdrawn  from the Note  Payment  Account for payments of Notes shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer  hereby  appoints  the
Indenture  Trustee to act as  initial  Paying  Agent  hereunder.  The  Issuer  will cause each
Paying  Agent  other  than the  Indenture  Trustee  to execute  and  deliver to the  Indenture
Trustee an instrument  in which such Paying Agent shall agree with the Indenture  Trustee (and if the  Indenture  Trustee  acts as  Paying  Agent,  it  hereby  so  agrees),  subject  to the provisions of this Section 3.03, that such Paying Agent will:

               (a)    hold all sums held by it for the payment of amounts due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such  Persons or  otherwise  disposed of as herein  provided and pay such sums to such
Persons as herein provided;

               (b)    give the  Indenture  Trustee  and the  Enhancer  written  notice  of any default by the Issuer of which it has actual  knowledge in the making of any payment  required to be made with respect to the Notes;

               (c)    at any  time  during  the  continuance  of any  such  default,  upon the written request of the Indenture  Trustee,  forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (d)    immediately  resign as Paying Agent and  forthwith  pay to the Indenture
Trustee  all sums held by it in trust for the  payment  of Notes,  if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

               (e)    comply  with  all   requirements   of  the  Code  with  respect  to  the
withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes imposed  thereon and with  respect to any  applicable  reporting  requirements  in  connection therewith; and

               (f)    deliver to the Indenture  Trustee a copy of the statement to Noteholders prepared  with respect to each Payment Date by the Servicer  pursuant to  Section 4.01  of the
Servicing Agreement.

        The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and discharge of this  Indenture or for any other  purpose,  by Issuer  Request  direct any Paying
Agent to pay to the Indenture  Trustee all sums held in trust by such Paying Agent,  such sums to be held by the  Indenture  Trustee  upon the same  trusts as those upon which the sums were held by such  Paying  Agent;  and upon  such  payment  by any  Paying  Agent to the  Indenture
Trustee,  such Paying Agent shall be released from all further  liability with respect to such money.

        Subject to  applicable  laws with  respect to escheat of funds,  any money held by the
Indenture  Trustee  or any  Paying  Agent in trust  for the  payment  of any  amount  due with respect to any Note and  remaining  unclaimed  for one year  after such  amount has become due and payable shall be discharged  from such trust and be paid to the Issuer on Issuer  Request;
and the  Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor,  look only to the Issuer for payment  thereof  (but only to the extent of the amounts so paid to the
Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with respect to such trust money shall  thereupon  cease;  provided,  however,  that the Indenture  Trustee or such Paying  Agent,  before being  required to make any such  repayment,  shall at the expense and direction of the Issuer cause to be published  once, in an  Authorized  Newspaper,  notice that such money remains  unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining  will be  repaid to the  Issuer.  The  Indenture  Trustee  may also  adopt and employ,  at  the  expense  and  direction  of  the  Issuer,  any  other  reasonable  means  of notification  of such  repayment  (including,  but not  limited  to,  mailing  notice  of such repayment  to the Enhancer  and  Noteholders  of the Notes which have been called but have not been  surrendered  for  redemption or whose right to or interest in monies due and payable but not  claimed  is  determinable  from the  records  of the  Indenture  Trustee or of any Paying
Agent, at the last address of record for each such Noteholder).

        Section 3.04  Existence.  The Issuer  will keep in full effect its  existence,  rights and  franchises  as a  statutory  trust  under the laws of the State of  Delaware  (unless  it becomes,  or any successor  Issuer  hereunder is or becomes,  organized  under the laws of any other  state or of the United  States of  America,  in which case the Issuer will keep in full effect its existence,  rights and franchises  under the laws of such other  jurisdiction)  and will obtain and preserve its  qualification to do business in each  jurisdiction in which such qualification  is or shall be necessary to protect the  validity  and  enforceability  of this
Indenture,  the Notes, the Mortgage Loans and each other  instrument or agreement  included in the Trust Estate.

        Section 3.05  Priority of Distributions; Defaulted Interest.

(a)     In  accordance  with  Section 3.03(a)  of the  Servicing  Agreement,  the  priority of distributions  on each Payment Date from Principal  Collections and Interest  Collections with respect to the Mortgage  Loans,  any optional  advance of delinquent  principal or interest on the  Mortgage  Loans made by the  Servicer in respect of the related  Collection  Period,  any
Policy  Draw  Amount  deposited  into the Note  Payment  Account  (to be applied  solely  with
respect  to  the   payment  of  amounts   described   in  clauses  (i)  and  (vi)  under  this
Section 3.05(a)),   and  any  amounts  transferred  to  the  Note  Payment  Account  from  the
Pre-Funding  Account and Capitalized  Interest Account  pursuant to Sections 3.18  and 3.19 of the Servicing Agreement, is as follows:

                      (i)    from Interest  Collections,  to the  Enhancer,  the amount of the premium  for the Policy  and any unpaid  premium  for the  Policy  from prior  Payment
        Dates, with interest thereon as provided in the Insurance Agreement;

                      (ii)   from Interest  Collections,  any Capitalized Interest Requirement
        pursuant to  Section 3.19(b)  of the  Servicing  Agreement  and any Policy Draw Amount
        with  respect to the Notes  deposited  into the Note  Payment  Account on such Payment
        Date pursuant to Section 3.28(a)(ii),  to the Note Payment Account, for payment by the
        Paying  Agent to the  Noteholders,  interest  for the related  Interest  Period at the related Note Rate on the related Note Balance  immediately prior to such Payment Date, excluding any Relief Act Shortfalls  allocated  thereto  pursuant to Section  3.05(f), plus any such amount remaining unpaid from prior Payment Dates;

                      (iii)  from  Principal  Collections,  for payment by the Paying Agent to the  Noteholders,  as  a  distribution  of  principal  on  the  Notes,  the  Principal
        Distribution  Amount for such  Payment  Date to be allocated to each Class of Notes as described in Section 3.05(b) below,  until the Note Balances thereof have been reduced to zero;

                      (iv)   from  Excess  Spread,  for  payment by the  Paying  Agent to each
        Class of Notes,  as a  distribution  of  principal  on the Notes,  in the priority set forth in section 3.05(b),  an amount equal to the Liquidation Loss Distribution Amount
        (excluding  Liquidation  Loss Amounts that have been allocated to the reduction of the
        Note Balance of the Notes pursuant to Section  3.05(c)  hereof) until the Note Balance of each Class of Notes has been reduced to zero;

                      (v)    to the  Enhancer,  to  reimburse  it for prior  draws made on the
        Policy, with interest thereon as provided in the Insurance Agreement;

                      (vi)   from  Excess  Spread,  or  payment  by the  Paying  Agent  to the
        Noteholders  of the Class of Notes in the priority set forth in Section  3.05(b),  the
        Overcollateralization  Increase  Amount,  if any, until the Note Balance of each Class of Notes has been reduced to zero;

                      (vii)   to the  Enhancer,  any amounts owed to the Enhancer  pursuant to the Insurance Agreement other than amounts specified in clauses (i) or (vi) above;

                      (viii) to the  Indenture  Trustee,  any amounts  owing to the  Indenture
        Trustee pursuant to Section 6.07 to the extent remaining unpaid; and

                      (ix)   any  remaining   amount,   to  the  Distribution   Account,   for
        distribution to the holders of the  Certificates  by the  Certificate  Paying Agent in
        accordance with the Trust Agreement;

provided,  that on the Final Payment Date,  the amount that is required to be paid pursuant to clause (iii) above shall be equal to the Note Balance immediately prior to such Payment Date.

                  Amounts  distributed to the Noteholders  pursuant to the above clauses (ii),
(iii),  (iv) and (vi) from Interest  Collections,  Principal  Collections  and the Policy Draw
Amount  shall be  treated  for tax  purposes  as  distributions  with  respect to the REMIC II
Regular  Interests  A-1,  A-2,  A-3 and A-4,  respectively.  Amounts  distributed  pursuant to clause  (ix) shall be  treated as having  been  distributed  to the REMIC II Regular  Interest
SB-IO.

                  On each  Payment  Date,  the  Paying  Agent  shall  apply,  from  amounts on deposit in the Note Payment  Account,  and in accordance with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth in Section 3.05(a).

               Amounts  paid  to  Noteholders  shall  be  paid  in  respect  of the  Notes  in accordance  with the applicable  percentage as set forth in  Section 3.05(e).  Interest on the
Notes will be computed on the basis of a 360-day  year  consisting  of twelve  30-day  months.
Any  installment of interest or principal  payable on any Note that is punctually paid or duly provided for by the Issuer on the  applicable  Payment Date shall be paid to the Noteholder of record  thereof  on the  immediately  preceding  Record  Date by wire  transfer  to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such  Noteholder's  address  appearing in the Note Register,  the amount  required to be distributed to such  Noteholder on such Payment
Date pursuant to such Noteholder's Notes;  provided,  that the Indenture Trustee shall not pay to any such  Noteholder any amounts  required to be withheld from a payment to such Noteholder by the Code.

(b)      The Principal  Distribution Amount  distributable  pursuant to Section  3.05(a)(iii),
Liquidation Loss  Distribution  Amounts  distributable to the holders of the Notes pursuant to
Section 3.05(a)(iv) and  Overcollateralization  Increase Amounts  distributable to the holders of the Notes  pursuant to Section  3.05(a)(vi)  will be to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes,  in that  order,  in each case until the Note  Balance  thereof  has been reduced to zero;

(c)     Principal  of each Note shall be due and payable in full on the Final  Payment Date as provided in the  applicable  form of Note set forth in Exhibits A. All  principal  payments on the Notes shall be made in accordance  with the priorities set forth in  Sections 3.05(a)  and
3.05(b)  to the  Noteholders  entitled  thereto  in  accordance  with the  related  Percentage
Interests  represented  thereby.  Upon written notice to the Indenture  Trustee by the Issuer, the  Indenture  Trustee  shall notify the Person in the name of which a Note is  registered at the close of business  on the Record  Date  preceding  the Final  Payment  Date or other final
Payment  Date,  as  applicable.  Such notice shall be mailed no later than five  Business Days prior to the Final  Payment  Date or such other final  Payment  Date and,  unless such Note is then a Book-Entry  Note,  shall specify that payment of the principal  amount and any interest due with  respect to such Note at the Final  Payment  Date or such other  final  Payment  Date will be payable  only upon  presentation  and  surrender of such Note,  and shall  specify the place where such Note may be presented and surrendered for such final payment.

                  On each Payment Date, the  Overcollateralization  Amount  available to cover any  Liquidation  Loss Amounts on such Payment Date shall be deemed to be reduced by an amount equal to such  Liquidation  Loss  Amounts  (except to the extent  that such  Liquidation  Loss
Amounts  were  covered  on such  Payment  Date by a payment in  respect  of  Liquidation  Loss
Amounts).

(d)     With respect to any Payment  Date,  interest  payments on the Notes will be reduced by any  Relief  Act  Shortfalls  for  the  related  Collection  Period  on a pro  rata  basis  in accordance  with the amount of  interest  payable on the Notes on such  Payment  Date,  absent such reduction.

        Section 3.06  Protection of Trust Estate.

               (a)    The  Issuer  shall  from  time to time  execute  and  deliver  all  such
supplements   and  amendments   hereto  and  all  such  financing   statements,   continuation
statements,  instruments of further assurance and other instruments,  and will take such other action necessary or advisable to:

                      (i)    maintain  or preserve  the lien and  security  interest  (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                      (ii)   perfect,  publish  notice of or protect the validity of any Grant made or to be made by this Indenture;

                      (iii)  cause the Trust to enforce any of the Mortgage Loans; or

                      (iv)   preserve  and defend  title to the Trust Estate and the rights of the Indenture  Trustee and the  Noteholders in such Trust Estate against the claims of all persons and parties.

               (b)    Except as otherwise  provided in this Indenture,  the Indenture  Trustee shall not remove any portion of the Trust  Estate that  consists of money or is  evidenced  by an  instrument,  certificate  or other writing from the  jurisdiction  in which it was held at the date of the most recent Opinion of Counsel  delivered  pursuant to  Section 3.07  (or from the  jurisdiction  in which it was held as  described  in the Opinion of Counsel  delivered at the Closing Date  pursuant to  Section 3.07,  if no Opinion of Counsel has yet been  delivered pursuant to  Section 3.07)  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and security  interest  created by this  Indenture with respect to such property  will  continue to be  maintained  after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and  attorney-in-fact  to execute any financing  statement,  continuation  statement or other instrument  required to be executed pursuant to this Section 3.06.

        Section 3.07  Opinions as to Trust Estate.

        On the Closing Date,  the Issuer shall furnish to the Indenture  Trustee and the Owner
Trustee an Opinion of Counsel at the  expense of the Issuer  stating  that,  upon  delivery of the Mortgage  Notes  relating to the Initial  Mortgage  Loans to the Indenture  Trustee or the
Custodian in the State of  Pennsylvania,  the Indenture  Trustee will have a perfected,  first priority security interest in such Mortgage Loans.

        On or before December 31st in each calendar year,  beginning in 2006, the Issuer shall furnish to the  Indenture  Trustee an Opinion of Counsel at the  expense of the Issuer  either stating  that, in the opinion of such  counsel,  no further  action is necessary to maintain a perfected,  first  priority  security  interest in the Mortgage Loans until December 31 in the following  calendar  year or,  if any such  action  is  required  to  maintain  such  security interest in the Mortgage  Loans,  such Opinion of Counsel shall also  describe the  recording, filing,  re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other  requisite  documents and the execution and filing of any financing  statements  and continuation  statements  that will, in the opinion of such  counsel,  be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

        Section 3.08  Performance of Obligations; Servicing Agreement.

               (a)    The Issuer shall  punctually  perform and observe all of its obligations and agreements  contained in this  Indenture,  the Basic  Documents and in the instruments and agreements included in the Trust Estate.

               (b)    The Issuer may contract  with other  Persons to assist it in  performing its duties under this  Indenture,  and any  performance of such duties by a Person  identified to the  Indenture  Trustee in an  Officer's  Certificate  of the Issuer  shall be deemed to be action taken by the Issuer.

               (c)    The  Issuer  shall not take any  action or permit any action to be taken by others that would  release any Person from any of such  Person's  covenants or  obligations under any of the documents  relating to the Mortgage  Loans or under any  instrument  included in the Trust  Estate,  or that would result in the  amendment,  hypothecation,  subordination, termination  or  discharge  of,  or  impair  the  validity  or  effectiveness  of,  any of the documents  relating to the Mortgage Loans or any such  instrument,  except such actions as the
Servicer is expressly permitted to take in the Servicing Agreement.

               (d)    The  Issuer  may retain an  administrator  and may enter into  contracts
with  other  Persons  for  the  performance  of  the  Issuer's  obligations   hereunder,   and
performance  of such  obligations  by such Persons shall be deemed to be  performance  of such obligations by the Issuer.

        Section 3.09  Negative  Covenants.  So long as any Notes are  Outstanding,  the Issuer shall not:

               (a)    except  as  expressly  permitted  by  this  Indenture,  sell,  transfer, exchange or  otherwise  dispose of the Trust  Estate,  unless  directed to do so in writing by the Indenture Trustee pursuant to Section 5.04 hereof;

               (b)    claim  any  credit  on,  or make any  deduction  from the  principal  or interest  payable in respect of, the Notes (other than  amounts  properly  withheld  from such payments  under the Code) or assert any claim  against  any  present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

               (c)    (i)  permit  the  validity  or  effectiveness  of this  Indenture  to be impaired,  or permit the lien of this  Indenture  to be amended,  hypothecated,  subordinated, terminated  or  discharged,  or  permit  any  Person  to be  released  from any  covenants  or obligations  with  respect  to the Notes  under  this  Indenture  except  as may be  expressly permitted hereby,  (ii) permit any lien, charge,  excise, claim,  security interest,  mortgage or other  encumbrance  (other than the lien of this  Indenture)  to be created on or extend to or  otherwise  arise  upon or burden  the Trust  Estate or any part  thereof  or any  interest therein or the proceeds  thereof or (iii) permit  the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

               (d)    impair or cause to be impaired  the  Issuer's  interest in the  Mortgage
Loans,  the  Purchase  Agreement  or in any other Basic  Document,  if any such  action  would materially and adversely affect the interests of the Noteholders or the Enhancer.

        Section 3.10  Annual  Statement  as to  Compliance.  The Issuer  shall  deliver to the
Indenture  Trustee,  within  120  days  after  the  end of  each  fiscal  year  of the  Issuer
(commencing  with the fiscal year ending on  December  31,  2006),  an  Officer's  Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (a)    a review of the  activities  of the Issuer  during  such year and of its performance  under this Indenture and the Trust  Agreement has been made under such Authorized
Officer's supervision; and

               (b)    to the  best of  such  Authorized  Officer's  knowledge,  based  on such review,  the Issuer has complied with all  conditions  and covenants  under this Indenture and the provisions of the Trust  Agreement  throughout  such year, or, if there has been a default in its compliance  with any such condition or covenant,  specifying each such default known to such Authorized Officer and the nature and status thereof.

        Section 3.11  Recordation  of  Assignments.  The Issuer shall enforce the  obligation, if any, of the Sellers  under the Purchase  Agreement  to submit or cause to be submitted  for recordation  all Assignments of Mortgages  within 60 days of receipt of recording  information by the Servicer.

        Section 3.12  Representations  and  Warranties  Concerning  the  Mortgage  Loans.  The
Indenture  Trustee,  as  pledgee of the  Mortgage  Loans,  shall  have the  benefit of (i) the representations  and warranties  made by GMACM in  Section 3.1(a)  and  Section 3.1(b)  of the
Purchase  Agreement,  (ii) the benefit of the  representations and warranties made by WG Trust
2003  in   Section 3.1(d)   of  the  Purchase   Agreement   and   (iii) the   benefit  of  the
representations  and warranties  made by GMACM or WG Trust 2003, as  applicable,  in Section 2 of any  Subsequent  Transfer  Agreement,  in each case,  concerning the Mortgage Loans and the right to enforce the remedies  against  GMACM or WG Trust 2003 provided in  Section 3.1(e)  of the Purchase Agreement,  as applicable,  to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

        Section 3.13  Assignee of Record of the  Mortgage  Loans.  As pledgee of the  Mortgage
Loans,  the Indenture  Trustee shall hold title to the Mortgage  Loans by being named as payee in the  endorsements  or assignments of the Mortgage Notes and assignee in the  Assignments of
Mortgage to be delivered  under  Section 2.1  of the Purchase  Agreement.  Except as expressly provided  in the  Purchase  Agreement  or in  the  Servicing  Agreement  with  respect  to any
specific   Mortgage  Loan,  the  Indenture  Trustee  shall  not  execute  any  endorsement  or assignment  or otherwise  release or transfer  such title to any of the  Mortgage  Loans until such time as the  remaining  Trust  Estate may be released  pursuant to Section  8.05(b).  The
Indenture  Trustee's  holding of such title shall in all respects be subject to its  fiduciary obligations to the Noteholders hereunder.

        Section 3.14  Servicer  as Agent  and  Bailee of the  Indenture  Trustee.  Solely  for
purposes of perfection  under  Section  9-313 or 9-314 of the UCC or other similar  applicable law,  rule or  regulation  of the state in which such  property is held by the  Servicer,  the
Issuer and the Indenture  Trustee hereby  acknowledge that the Servicer is acting as agent and bailee of the  Indenture  Trustee in holding  amounts  on  deposit  in the  Custodial  Account pursuant  to Section  3.02 of the  Servicing  Agreement  that are  allocable  to the  Mortgage
Loans,  as well as the agent and  bailee of the  Indenture  Trustee  in  holding  any  Related
Documents  released to the Servicer  pursuant to Section  3.06(c) of the Servicing  Agreement, and any other  items  constituting  a part of the Trust  Estate  which  from time to time come into the  possession of the Servicer.  It is intended  that, by the  Servicer's  acceptance of such agency pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture Trustee, as a
pledgee of the Mortgage Loans,  will be deemed to have  possession of such Related  Documents, such  monies and such other  items for  purposes  of Section  9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

        Section 3.15  Investment  Company  Act.  The Issuer  shall not  become an  "investment company" or under the  "control" of an  "investment  company" as such terms are defined in the
Investment Company Act of 1940, as amended (or any successor or amendatory  statute),  and the rules and regulations  thereunder  (taking into account not only the general definition of the term  "investment  company" but also any  available  exceptions  to such general  definition);
provided,  however,  that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

        Section 3.16  Issuer May Consolidate, etc.

               (a)    The  Issuer  shall  not  consolidate  or merge  with or into  any  other
Person, unless:

                      (i)    the  Person  (if other than the  Issuer)  formed by or  surviving such  consolidation  or merger shall be a Person organized and existing under the laws of the United  States of America or any state or the  District of  Columbia  and shall expressly assume, by an indenture  supplemental hereto,  executed and delivered to the
        Indenture Trustee, in form reasonably  satisfactory to the Indenture Trustee,  the due and  punctual  payment  of the  principal  of and  interest  on all  Notes  and to the
        Certificate Paying Agent, on behalf of the  Certificateholders  and the performance or observance  of every  agreement  and  covenant  of this  Indenture  on the part of the
        Issuer to be performed or observed, all as provided herein;

                      (ii)   immediately  after giving  effect to such  transaction,  no Event of Default shall have occurred and be continuing;

                      (iii)  the  Enhancer  shall  have  consented  thereto  and  each  Rating
        Agency shall have  notified the Issuer that such  transaction  will not cause a Rating
        Event, without taking into account the Policy;

                      (iv)   the Issuer  shall have  received an Opinion of Counsel (and shall have  delivered  copies  thereof to the  Indenture  Trustee and the  Enhancer)  to the
        effect that such  transaction  will not have any material  adverse tax  consequence to the Issuer, any Noteholder or any Certificateholder;

                      (v)    any action that is  necessary  to maintain  the lien and security interest created by this Indenture shall have been taken; and

                      (vi)   the  Issuer  shall have  delivered  to the  Indenture  Trustee an
        Officer's  Certificate and an Opinion of Counsel each stating that such  consolidation or merger and such  supplemental  indenture  comply with this Article III and that all conditions  precedent  herein  provided  for  relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

               (b)    The  Issuer  shall  not  convey or  transfer  any of its  properties  or assets, including those included in the Trust Estate, to any Person, unless:

                      (i)    the  Person  that   acquires  by   conveyance   or  transfer  the
        properties  and assets of the Issuer the  conveyance  or  transfer  of which is hereby restricted  shall (A) be a United  States  citizen or a Person  organized and existing under the laws of the United  States of America or any state,  (B) expressly  assumes, by an indenture supplemental hereto,  executed and delivered to the Indenture Trustee, in form  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal  of and interest on all Notes and the  performance  or  observance  of every agreement and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees by means of such supplemental indenture  that all right,  title and  interest so conveyed  or  transferred  shall be subject  and  subordinate  to the  rights  of  Noteholders  of the  Notes,  (D) unless otherwise  provided in such  supplemental  indenture,  expressly  agrees to indemnify, defend and hold  harmless the Issuer  against and from any loss,  liability or expense arising under or related to this Indenture and the Notes and  (E) expressly  agrees by means of such supplemental  indenture that such Person (or if a group of Persons, then one  specified  Person)  shall make all  filings  with the  Commission  (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                      (ii)   immediately after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

                      (iii)  the  Enhancer  shall  have  consented  thereto,  and each  Rating
        Agency shall have  notified the Issuer that such  transaction  will not cause a Rating
        Event, if determined without regard to the Policy;

                      (iv)   the Issuer  shall have  received an Opinion of Counsel (and shall have  delivered  copies  thereof to the  Indenture  Trustee)  to the effect  that such transaction  will not have any material  adverse tax  consequence to the Issuer or any
        Noteholder;

                      (v)    any action that is  necessary  to maintain  the lien and security interest created by this Indenture shall have been taken; and

                      (vi)   the  Issuer  shall have  delivered  to the  Indenture  Trustee an
        Officer's  Certificate  and an Opinion of Counsel each stating that such conveyance or transfer and such  supplemental  indenture  comply with this  Article III and that all conditions  precedent  herein  provided  for  relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

        Section 3.17  Successor or Transferee.

               (a)Upon  any   consolidation  or  merger  of  the  Issuer  in  accordance  with
Section 3.16(a),  the Person  formed by or surviving  such  consolidation  or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise  every right and power of, the Issuer  under this  Indenture  with the same  effect as if such  Person had been named as the Issuer herein.

               (b)Upon a  conveyance  or  transfer  of all the  assets and  properties  of the
Issuer  pursuant to  Section 3.16(b),  the Issuer  shall be released  from every  covenant and agreement  of this  Indenture  to be  observed  or  performed  on the part of the Issuer  with respect  to the Notes  immediately  upon the  delivery  of  written  notice  to the  Indenture
Trustee of such conveyance or transfer.

        Section 3.18  No Other  Business.  The Issuer shall not engage in any  business  other than  financing,  purchasing,  owning and  selling and  managing  the  Mortgage  Loans and the issuance of the Notes and  Certificates  in the manner  contemplated by this Indenture and the
Basic Documents and all activities incidental thereto.

        Section 3.19  No Borrowing.  The Issuer shall not issue, incur,  assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

        Section 3.20  Guarantees,   Loans,   Advances   and  Other   Liabilities.   Except  as
contemplated  by this  Indenture or the other Basic  Documents,  the Issuer shall not make any loan or  advance  or credit to, or  guarantee  (directly  or  indirectly  or by an  instrument having  the  effect  of  assuring  another's  payment  or  performance  on any  obligation  or capability  of so doing or  otherwise),  endorse  or  otherwise  become  contingently  liable, directly or indirectly,  in connection with the  obligations,  stocks or dividends of, or own, purchase,  repurchase  or acquire  (or agree  contingently  to do so) any stock,  obligations, assets or securities  of, or any other interest in, or make any capital  contribution  to, any other Person.

        Section 3.21  Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

        Section 3.22  Owner  Trustee Not Liable for  Certificates  or Related  Documents.  The
recitals  contained  herein  shall be taken as the  statements  of the  Issuer,  and the Owner
Trustee  and the  Indenture  Trustee  assume  no  responsibility  for the  correctness  of the
recitals   contained   herein.   The  Owner  Trustee  and  the   Indenture   Trustee  make  no
representations  as to the  validity  or  sufficiency  of this  Indenture  or any other  Basic
Document,  of the  Certificates  (other  than  the  signatures  of the  Owner  Trustee  or the
Indenture  Trustee on the Certificates) or the Notes, or of any Related  Documents.  The Owner
Trustee and the Indenture  Trustee shall at no time have any  responsibility or liability with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments to be distributed to  Certificateholders  under the Trust  Agreement or the  Noteholders  under this
Indenture,  including,  the  compliance  by the  Depositor or the Sellers with any warranty or representation  made under any Basic  Document or in any related  document or the  accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying  Agent,  the
Certificate  Registrar  or any  other  person  taken in the name of the Owner  Trustee  or the
Indenture Trustee.

        Section 3.23  Restricted Payments.  The Issuer shall not, directly or indirectly,  (i)
pay any dividend or make any distribution  (by reduction of capital or otherwise),  whether in cash,  property,  securities or a combination  thereof, to the Owner Trustee or any owner of a beneficial  interest  in the  Issuer or  otherwise  with  respect to any  ownership  or equity interest or security in or of the Issuer, (ii) redeem,  purchase,  retire or otherwise acquire for value any such  ownership  or equity  interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose;  provided,  however,  that the Issuer may make, or cause to be made,  (x)  distributions  to the  Owner  Trustee  and the  Certificateholders  as
contemplated  by, and to the extent  funds are  available  for such purpose  under,  the Trust
Agreement  and  (y)  payments  to  the  Servicer  pursuant  to  the  terms  of  the  Servicing
Agreement.  The Issuer will not,  directly or  indirectly,  make payments to or  distributions from the  Custodial  Account  except in  accordance  with this  Indenture  and the other Basic
Documents.

        Section 3.24  Notice  of  Events of  Default.  The  Issuer  shall  give the  Indenture
Trustee,  the Enhancer and the Rating  Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

        Section 3.25  Further  Instruments  and Acts.  Upon request of the Indenture  Trustee, the Issuer  shall  execute and deliver such  further  instruments  and do such further acts as may be  reasonably  necessary  or proper to carry out more  effectively  the  purposes of this
Indenture.

        Section 3.26  Statements to  Noteholders.  On each Payment Date, each of the Indenture
Trustee  and the  Certificate  Registrar  shall make  available  to the  Depositor,  the Owner
Trustee,  each Rating Agency, each Noteholder and each  Certificateholder,  with a copy to the
Enhancer,  the  Servicing  Certificate  provided  to the  Indenture  Trustee  by the  Servicer relating  to such  Payment  Date and  delivered  pursuant  to  Section  4.01 of the  Servicing
Agreement.

        The Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any additional  files  containing the same  information in an alternative  format)  available each month to  Securityholders  and the  Enhancer,  and other  parties  to this  Indenture  via the
Indenture  Trustee's  internet  website.   The  Indenture  Trustee's  internet  website  shall
initially  be  located  at  "www.jpmorgan.com/sfr."  Assistance  in using the  website  can be obtained  by  calling  the  Indenture  Trustee's  customer  service  desk at  (877)  722-1095.
Parties  that are unable to use the above  distribution  options are  entitled to have a paper copy mailed to them via first class mail by calling the customer  service desk and  indicating such.  The  Indenture  Trustee  shall  have  the  right to  change  the way the  statement  to
Securityholders  are  distributed in order to make such  distribution  more convenient or more accessible to the above parties and the  Indenture  Trustee shall provide  timely and adequate notification to all above parties regarding any such changes.

        Section 3.28  Payments under the Policy.

               (a)(i) If the  Servicing  Certificate  specifies  a Policy  Draw Amount for any
Payment  Date,  the Indenture  Trustee shall make a draw on the Policy in an amount  specified in the  Servicing  Certificate  for such  Payment  Date or,  if no amount  is  specified,  the
Indenture  Trustee  shall  make a draw on the  Policy in the  amount  by which  the  amount on deposit in the Note  Payment  Account is less than  interest  due on the Notes on such Payment
Date.

               (ii) The Indenture  Trustee shall deposit or cause to be deposited  such Policy
Draw  Amount  into the Note  Payment  Account on such  Payment  Date to the extent such amount relates  to  clause  (a) of  the  definition  of  "Deficiency  Amount"  or  clause  (b) of the definition of "Insured Payment".

               (b)The Indenture  Trustee  shall  submit,  if a Policy Draw Amount is specified in any  statement  to  Securityholders  prepared  pursuant  to Section  4.01 of the  Servicing
Agreement,  the Notice (in the form  attached as Exhibit A to the  Policy) to the  Enhancer no later than 12:00  noon,  New York City time,  on the second  (2nd)  Business  Day prior to the applicable Payment Date.

        Section 3.29  Replacement/Additional  Enhancement.  The Issuer (or the Servicer on its
behalf) may, at its expense,  in accordance  with and upon  satisfaction of the conditions set forth herein,  but shall not be required to, obtain a surety bond, letter of credit,  guaranty or reserve  account  as a  Permitted  Investment  for  amounts  on deposit in the  Capitalized
Interest  Account,  or may  arrange  for any  other  form of  additional  credit  enhancement;
provided,  that after prior notice  thereto,  no Rating  Agency shall have informed the Issuer that a  Rating  Event  would  occur  as a result  thereof  (without  taking  the  Policy  into account);  and provided  further,  that the issuer of any such  instrument or facility and the timing and mechanism  for drawing on such  additional  enhancement  shall be acceptable to the
Indenture  Trustee  and the  Enhancer.  It shall be a  condition  to  procurement  of any such additional  credit  enhancement  that there be  delivered  to the  Indenture  Trustee  and the
Enhancer  (a) an Opinion of  Counsel,  acceptable  in form to the  Indenture  Trustee  and the
Enhancer,  from counsel to the provider of such additional credit  enhancement with respect to the  enforceability  thereof and such other matters as the  Indenture  Trustee or the Enhancer may  require  and (b) an  Opinion  of  Counsel  to the  effect  that the  procurement  of such additional  enhancement  would not (i) adversely affect in any material respect the tax status of the Notes or the  Certificates  or (ii) cause the  Issuer to be  taxable as an  association
(or a publicly  traded  partnership)  for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

        Section 3.30  Additional Representations of Issuer.

        The Issuer  hereby  represents  and warrants to the  Indenture  Trustee that as of the
Closing  Date (which  representations  and  warranties  shall  survive the  execution  of this
Indenture):

(a)     This  Indenture  creates a valid and continuing  security  interest (as defined in the applicable  UCC) in the Mortgage  Notes in favor of the  Indenture  Trustee,  which security  interest  is prior to all other  Liens  (except  as  expressly  permitted otherwise in this  Indenture),  and is enforceable as such as against  creditors of and purchasers from the Issuer.

(b)     The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c)      The Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

(d)     The original  executed  copy of each  Mortgage Note (except for any Mortgage Note with respect to which a Lost Note  Affidavit has been  delivered to the  Custodian)  has been delivered to the Custodian.

(e)     The  Issuer  has  received  a  written  acknowledgment  from  the  Custodian  that the
           Custodian  is acting  solely as agent of the  Indenture  Trustee for the benefit of the Noteholders and the Enhancer.

(f)     Other than the security  interest  granted to the Indenture  Trustee  pursuant to this
           Indenture,  the  Issuer  has  not  pledged,  assigned,  sold,  granted  a  security interest in, or otherwise  conveyed any of the Mortgage  Notes.  The Issuer has not authorized the filing of and is not aware of any financing  statements  against the
           Issuer that include a description  of collateral  covering the Mortgage Notes other than any  financing  statement  relating to the  security  interest  granted to the
           Indenture  Trustee  hereunder or any security  interest  that has been  terminated.
           The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)     None of the Mortgage Notes has any marks or notations  indicating  that they have been pledged,  assigned or  otherwise  conveyed to any Person  other than the  Indenture
           Trustee,  except  for (i) any  endorsements  that are part of a  complete  chain of endorsements  from the  originator of the Mortgage  Note to the Indenture  Trustee, and (ii) any marks or notations  pertaining  to Liens that have been  terminated or released.

(h)     None of the  provisions of this Section 3.30 shall be waived without the prior written confirmation  from  Standard  & Poor's  that  such  waiver  shall  not  result in a reduction or withdrawal of the then-current rating of the Notes.

                                          ARTICLE IV

                      The Notes; Satisfaction And Discharge Of Indenture

        Section 4.01  The Notes

               (a) The Notes shall be  registered  in the name of a nominee  designated by the
Depository.  Beneficial  Owners  will hold  interests  in the  Notes  through  the  book-entry facilities  of the  Depository  in minimum  initial  Note  Balances  of $25,000  and  integral multiples of $1,000 in excess thereof.

        The Indenture  Trustee may for all purposes  (including  the making of payments due on the  Notes)  deal with the  Depository  as the  authorized  representative  of the  Beneficial
Owners with respect to the Notes for the purposes of exercising  the rights of  Noteholders of
Notes  hereunder.  Except as provided in the next succeeding  paragraph of this  Section 4.01, the  rights  of  Beneficial  Owners  with  respect  to the  Notes  shall be  limited  to those established  by law and  agreements  between such  Beneficial  Owners and the  Depository  and
Depository  Participants.  Except as provided in Section 4.08,  Beneficial Owners shall not be entitled  to  definitive  certificates  for the  Notes  as to which  they  are the  Beneficial
Owners.  Requests and  directions  from,  and votes of, the  Depository  as  Noteholder of the
Notes shall not be deemed  inconsistent if they are made with respect to different  Beneficial
Owners.  The  Indenture  Trustee may  establish a reasonable  record date in  connection  with solicitations  of consents from or voting by Noteholders  and give notice to the Depository of such record date.  Without the consent of the Issuer and the Indenture  Trustee,  no Term Note
may be  transferred  by the Depository  except to a successor  Depository  that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository  Trust Company  resigns or is removed as  Depository,  the
Indenture  Trustee,  at the request of the  Servicer  and with the  approval of the Issuer may appoint a successor  Depository.  If no  successor  Depository  has been  appointed  within 30 days of the effective date of the Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

        The Notes shall,  on original  issue, be executed on behalf of the Issuer by the Owner
Trustee,  not in its  individual  capacity but solely as Owner  Trustee and upon Issuer Order, authenticated  by the Note  Registrar and  delivered by the  Indenture  Trustee to or upon the order of the Issuer.

        Section 4.02  Registration  of and  Limitations  on Transfer and  Exchange of Notes;
Appointment  of  Certificate  Registrar.  The Issuer  shall cause to be kept at the  Indenture
Trustee's  Corporate  Trust  Office a Note  Register  in  which,  subject  to such  reasonable regulations as it may  prescribe,  the Note Registrar  shall provide for the  registration  of
Notes  and of  transfers  and  exchanges  of Notes  as  herein  provided.  The  Issuer  hereby appoints the Indenture Trustee as the initial Note Registrar.

        Subject to the  restrictions  and  limitations  set forth below,  upon  surrender  for registration  of  transfer  of any  Note at the  Corporate  Trust  Office,  the  Issuer  shall execute,  and  the  Note  Registrar  shall  authenticate  and  deliver,  in  the  name  of the designated  transferee  or  transferees,  one or more new  Notes in  authorized  initial  Note
Balances evidencing the same aggregate Percentage Interests.

        Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged for other Notes of like tenor,  in each case in authorized  initial Note  Balances  evidencing the same aggregate  Percentage  Interests,  upon surrender of the Notes to be exchanged at the
Corporate  Trust  Office of the Note  Registrar.  Whenever  any Notes are so  surrendered  for exchange,  the Issuer shall execute and the Note Registrar shall  authenticate and deliver the
Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note  presented or  surrendered  for  registration  of transfer or exchange  shall (if so required by the Note
Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument  of transfer in form reasonably  satisfactory  to the Note Registrar duly executed by, the Noteholder  thereof or his attorney  duly  authorized  in writing with such  signature  guaranteed by a commercial bank or trust  company  located  or having a  correspondent  located  in The City of New York.
Notes  delivered  upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service  charge  shall be imposed for any  registration  of transfer or exchange of
Notes,  but the Note Registrar  shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of Notes.

        All Notes  surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent  destruction  without liability on the part of either.

        The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its  Corporate  Trust Office a  Certificate  Register  pursuant to  Section 3.09  of the Trust
Agreement  in  which,  subject  to  such  reasonable  regulations  as it  may  prescribe,  the
Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and  exchanges  thereof  pursuant  to  Section 3.05  of the  Trust  Agreement.  The  Indenture
Trustee hereby accepts such appointment.

        Each  purchaser  of a Note,  by its  acceptance  of the Note,  shall be deemed to have represented  that the  acquisition  of such Note by the purchaser  does not constitute or give rise to a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

        Section 4.03  Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated Note is surrendered to the Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its satisfaction  of the  destruction,  loss or theft of any Note,  and (ii) there is delivered to the  Indenture  Trustee such  security or indemnity as may be required by it and the Issuer to hold the Issuer and the  Indenture  Trustee  harmless,  then,  in the absence of notice to the
Issuer,  the Note  Registrar or the  Indenture  Trustee that such Note has been  acquired by a bona fide purchaser,  and provided that the  requirements of Section 8 405 of the UCC are met, the Issuer shall execute,  and upon its request the Indenture  Trustee shall  authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however,  that if any such destroyed,  lost or stolen  Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note, the Issuer may pay such destroyed,  lost or stolen Note when so due or payable  without  surrender  thereof.  If, after the delivery of such replacement  Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide  purchaser of the original Note in lieu of which such replacement  Note was issued  presents  for payment  such  original  Note,  the Issuer and the
Indenture  Trustee shall be entitled to recover such  replacement  Note (or such payment) from the Person to whom it was  delivered  or any Person  taking  such  replacement  Note from such
Person to whom such  replacement  Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and  shall be  entitled  to  recover  upon the  security  or  indemnity provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the  issuance of any  replacement  Note under this  Section 4.03,  the Issuer may require the payment by the  Noteholder  of such Note of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every  replacement  Note issued  pursuant to this  Section 4.03  in replacement of any
mutilated,   destroyed,   lost  or  stolen  Note  shall  constitute  an  original   additional
contractual  obligation  of the  Issuer,  whether  or not the  mutilated,  destroyed,  lost or stolen  Note shall be at any time  enforceable  by anyone,  and shall be  entitled  to all the benefits  of this  Indenture  equally  and  proportionately  with any and all other Notes duly issued hereunder.

        The  provisions of this  Section 4.03  are exclusive and shall preclude (to the extent lawful)  all other  rights  and  remedies  with  respect  to the  replacement  or  payment  of mutilated, destroyed, lost or stolen Notes.

        Section 4.04  Persons Deemed Owners.  Prior to due  presentment  for  registration  of transfer of any Note,  the Issuer,  the  Indenture  Trustee and any agent of the Issuer or the
Indenture  Trustee  may treat the Person in whose name any Note is  registered  (as of the day of  determination)  as the  owner of such  Note  for the  purpose  of  receiving  payments  of principal  of and  interest,  if any,  on such  Note and for all  other  purposes  whatsoever, whether or not such Note be overdue,  and none of the  Issuer,  the  Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

        Section 4.05  Cancellation.   All  Notes  surrendered  for  payment,  registration  of
transfer,  exchange  or  redemption  shall,  if  surrendered  to any  Person  other  than  the
Indenture  Trustee,  be delivered to the Indenture Trustee and shall be promptly  cancelled by the  Indenture  Trustee.  The Issuer  may at any time  deliver to the  Indenture  Trustee  for cancellation any Notes previously  authenticated and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all  Notes so  delivered  shall  be  promptly cancelled  by the  Indenture  Trustee.  No  Notes  shall  be  authenticated  in  lieu of or in exchange  for any Notes  cancelled  as  provided in this  Section  4.05,  except as  expressly permitted  by  this  Indenture.  All  cancelled  Notes  may  be  held  or  disposed  of by the
Indenture  Trustee in accordance  with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall  direct by an Issuer  Request  that they be  destroyed or returned to it; provided,  however,  that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

        Section 4.06  Book-Entry  Notes. The Notes,  upon original  issuance,  shall be issued in the form of typewritten  Notes  representing  the Book-Entry  Notes, to be delivered to The
Depository  Trust  Company,  the initial  Depository,  by, or on behalf of, the  Issuer.  Such
Notes shall  initially  be  registered  on the Note  Register  in the name of Cede & Co.,  the nominee of the initial  Depository,  and no Beneficial  Owner shall receive a Definitive  Note
representing   such  Beneficial   Owner's  interest  in  such  Note,  except  as  provided  in
Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes")
have been issued to Beneficial Owners pursuant to Section 4.08:

               (a)the provisions of this Section 4.06 shall be in full force and effect;

               (b)the Note  Registrar  and the  Indenture  Trustee  shall be  entitled to deal with the  Depository  for all purposes of this  Indenture  (including the payment of principal of and interest on the Notes and the giving of  instructions  or directions  hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

               (c)to the extent that the  provisions  of this  Section 4.06  conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

               (d)the  rights  of  Beneficial  Owners  shall be  exercised  only  through  the
Depository  and shall be limited  to those  established  by law and  agreements  between  such
Owners  of  Notes  and  the  Depository  or the  Depository  Participants.  Unless  and  until
Definitive  Notes are issued  pursuant  to Section  4.08,  the  initial  Depository  will make book-entry  transfers among the Depository  Participants and receive and transmit  payments of principal of and interest on the Notes to such Depository Participants; and

               (e)whenever this Indenture  requires or permits  actions to be taken based upon instructions  or directions of Noteholders of Notes  evidencing a specified  percentage of the
Note Balances of the Notes,  the Depository  shall be deemed to represent such percentage only to the extent that it has  received  instructions  to such effect  from  Beneficial  Owners or
Depository  Participants  owning or representing,  respectively,  such required  percentage of the  beneficial  interest in the Notes and has delivered  such  instructions  to the Indenture
Trustee.

        Section 4.07  Notices to Depository.  Whenever a notice or other  communication to the
Noteholders of the Notes is required under this Indenture,  unless and until  Definitive Notes shall have been issued to Beneficial  Owners  pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications  specified  herein to be given to  Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

        Section 4.08  Definitive  Notes. If (i) the  Depositor  determines that the Depository is no longer willing or able to properly  discharge its  responsibilities  with respect to the
Notes and the Depositor is unable to locate a qualified  successor,  (ii) the Depositor,  with the  prior  consent  of  the  Beneficial  Owners,  notifies  the  Indenture  Trustee  and  the
Depository that it has elected to terminate the book-entry  system through the Depository,  or
(iii) after  the occurrence of an Event of Default,  Beneficial  Owners of Notes  representing beneficial  interests  aggregating  at least a majority of the aggregate  Term Note Balance of the Notes advise the  Depository  in writing  that the  continuation  of a  book-entry  system through the Depository is no longer in the best interests of the Beneficial  Owners,  then the
Depository shall notify all Beneficial  Owners and the Indenture  Trustee of the occurrence of any such event and of the  availability of Definitive  Notes to Beneficial  Owners  requesting the same.  Upon  surrender  by the  Depository  to the  Indenture  Trustee of the  typewritten
Notes  representing  the Book-Entry  Notes by the  Depository  (or Percentage  Interest of the
Book-Entry  Notes  being  transferred   pursuant  to  clause  (iii)  above),   accompanied  by
registration  instructions,   the  Issuer  shall  execute  and  the  Indenture  Trustee  shall authenticate  the Definitive  Notes in accordance  with the  instructions  of the  Depository.
None of the  Issuer,  the Note  Registrar  or the  Indenture  Trustee  shall be liable for any delay in  delivery  of such  instructions,  and each may  conclusively  rely on,  and shall be protected  in relying on,  such  instructions.  Upon the  issuance of  Definitive  Notes,  the
Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

        Section 4.09  Tax  Treatment.  The Issuer has  entered  into this  Indenture,  and the
Notes will be issued,  with the intention  that, for federal,  state and local income,  single business and  franchise  tax  purposes,  the Notes will qualify as (i) regular  interests in a
REMIC as defined in the Code,  which will be treated  as  indebtedness  for  purposes  of such taxes  and (ii) the  right to  receive  payments  from  outside  the  REMIC.  The  Issuer,  by entering into this  Indenture,  and each  Noteholder,  by its acceptance of its Note (and each
Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry  Note),  agree to treat the Notes for federal,  state and local  income,  single  business and  franchise tax purposes as (i)  regular  interests  in a REMIC as defined in the Code,  which will be treated as  indebtedness  for  purposes  of such  taxes and (ii) the right to  receive  payments  from outside the REMIC.

        Section 4.10  Satisfaction  and Discharge of Indenture.  This Indenture shall cease to be of further  effect with  respect to the Notes  except as to (i) rights of  registration  of transfer and  exchange,  (ii)  substitution  of  mutilated,  destroyed,  lost or stolen Notes,
(iii) rights of Noteholders  to receive  payments of principal  thereof and interest  thereon,
(iv) Sections 3.03, 3.04,  3.06,  3.09,  3.16, 3.18 and 3.19, (v) the rights,  obligations and immunities of the Indenture Trustee  hereunder  (including the rights of the Indenture Trustee under Section 6.07 and the  obligations of the Indenture  Trustee under Section 4.11) and (vi)
the rights of  Noteholders as  beneficiaries  hereof with respect to the property so deposited with the  Indenture  Trustee  payable to all or any of them,  and the  Indenture  Trustee,  on written  demand  of  and at the  expense  of the  Issuer,  shall  execute  proper  instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                      (A)    either:

                             (1) all Notes  theretofore  authenticated  and  delivered  (other than  (i) Notes that have been  destroyed,  lost or stolen and that have been replaced or paid as provided in  Section 4.03  and  (ii) Notes  for
                      whose  payment  money  has  theretofore   been  deposited  in  trust  or
                      segregated and held in trust by the Issuer and thereafter  repaid to the
                      Issuer or discharged from such trust, as provided in Section 3.03)  have been delivered to the Indenture Trustee for cancellation; or

                             (2) all Notes not theretofore  delivered to the Indenture Trustee for cancellation:

                                    a)  have become due and payable;

                                    b)  will become due and payable at the Final  Payment Date within one year; or

                                    c)  have  been  declared   immediately   due  and  payable
                             pursuant to Section 5.02.

        and the Issuer, in the case of (a) and (b) above, has irrevocably  deposited or caused to be irrevocably  deposited with the Indenture Trustee cash or direct  obligations of or obligations  guaranteed by the United States of America (which will mature prior to the  date  such  amounts  are  payable),  in  trust  for such  purpose,  in an  amount
        sufficient  to  pay  and  discharge  the  entire   indebtedness   on  such  Notes  and
        Certificates  then Outstanding not theretofore  delivered to the Indenture Trustee for cancellation when due on the Final Payment Date;

                      (B)    the Issuer  has paid or caused to be paid all other sums  payable hereunder and under the Insurance Agreement by the Issuer; and

                      (C)    the  Issuer  has  delivered  to the  Indenture  Trustee  and  the
               Enhancer an Officer's  Certificate and an Opinion of Counsel,  each meeting the applicable  requirements of Section 10.01  and each stating that all conditions precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture  have been complied with and, if the Opinion of Counsel  relates to a deposit made in connection with  Section 4.10(A)(2)b.  above, such opinion shall  further be to the effect that such  deposit  will not have any  material
               adverse   tax   consequences   to   the   Issuer,   any   Noteholders   or  any
               Certificateholders.

        Section 4.11  Application  of Trust Money.  All monies  deposited  with the  Indenture
Trustee  pursuant  to  Section  4.10  hereof  shall be held in trust  and  applied  by it,  in accordance  with the  provisions  of the  Notes and this  Indenture,  to the  payment,  either directly or through any Paying Agent or  Certificate  Paying Agent,  as the Indenture  Trustee
may  determine,  to the  Securityholders  of  Securities,  of all sums due and to  become  due thereon for principal and  interest;  but such monies need not be segregated  from other funds except to the extent required herein or required by law.

        Section 4.12  Subrogation  and  Cooperation.  The  Issuer  and the  Indenture  Trustee
acknowledge  that (i) to the extent the Enhancer  makes  payments  under the Policy on account of  principal  of or interest  on the Notes,  the  Enhancer  will be fully  subrogated  to the rights the  Noteholders  to receive such principal and interest,  and (ii) the  Enhancer shall be paid such  principal and interest only from the sources and in the manner  provided  herein and in the Insurance Agreement for the payment of such principal and interest.

        The Indenture  Trustee shall cooperate in all respects with any reasonable  request by the Enhancer for action to preserve or enforce the  Enhancer's  rights or interest  under this
Indenture or the Insurance  Agreement,  consistent  with this  Indenture and without  limiting the rights of the  Noteholders  as otherwise set forth in the  Indenture,  including  upon the occurrence  and  continuance  of a default under the  Insurance  Agreement,  a request  (which request shall be in writing) to take any one or more of the following actions:

                      (i)    institute  Proceedings  for the  collection  of all amounts  then payable on the Notes or under this  Indenture  in respect to the Notes and all amounts payable  under the  Insurance  Agreement  and to enforce  any  judgment  obtained  and collect from the Issuer monies adjudged due;

                      (ii)   sell the  Trust  Estate  or any  portion  thereof  or  rights  or interest  therein,  at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

                      (iii)  file or record  all  assignments  that have not  previously  been recorded;

                      (iv)   institute  Proceedings  from  time to time  for the  complete  or partial foreclosure of this Indenture; and

                      (v)    exercise any  remedies of a secured  party under the UCC and take any other  appropriate  action to protect and  enforce the rights and  remedies of the
        Enhancer hereunder.

        Following the payment in full of the Notes,  the Enhancer  shall  continue to have all rights and privileges  provided to it under this  Section and in all other  provisions of this
Indenture, until all amounts owing to the Enhancer have been paid in full.

        Section 4.13  Repayment  of  Monies  Held by  Paying  Agent.  In  connection  with the satisfaction  and discharge of this Indenture with respect to the Notes,  all monies then held by any  Paying  Agent  (other  than  the  Indenture  Trustee)  under  the  provisions  of this
Indenture  with  respect  to such  Notes  shall,  upon  demand of the  Issuer,  be paid to the
Indenture  Trustee to be held and applied  according  to Section  3.05;  and  thereupon,  such
Paying Agent shall be released from all further liability with respect to such monies.

        Section 4.14  Temporary  Notes.  Pending the preparation of any Definitive  Notes, the
Issuer may execute and upon its written  direction,  the  Indenture  Trustee may  authenticate
and  make   available  for  delivery,   temporary   Notes  that  are  printed,   lithographed,
typewritten,  photocopied or otherwise  produced,  in any  denomination,  substantially of the tenor of the  Definitive  Notes in lieu of which  they are  issued  and with such  appropriate insertions,  omissions,  substitutions  and other  variations as the officers  executing  such
Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued,  the Issuer will cause  Definitive Notes to be prepared without  unreasonable  delay.  After the  preparation of the Definitive  Notes,  the temporary
Notes shall be  exchangeable  for Definitive  Notes upon  surrender of the temporary  Notes at the  office  or agency of the  Indenture  Trustee,  without  charge  to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the  Indenture  Trustee  shall  authenticate  and make  available  for  delivery,  in exchange therefor,  Definitive  Notes of  authorized  denominations  and of like  tenor  and  aggregate principal  amount.  Until  so  exchanged,  such  temporary  Notes  shall  in all  respects  be entitled to the same benefits under this Indenture as Definitive Notes.

                                          ARTICLE V

                                     Default And Remedies

        Section 5.01  Events of Default.  The Issuer shall  deliver to the  Indenture  Trustee and the  Enhancer,  within five days after  learning of the  occurrence of any event that with the giving of notice and the lapse of time would  become an Event of Default  under clause (c)
of the  definition  of  "Event  of  Default"  written  notice  in  the  form  of an  Officer's
Certificate  of its status  and what  action  the  Issuer is taking or  proposes  to take with respect thereto.

        Section 5.02  Acceleration  of  Maturity;  Rescission  and  Annulment.  If an Event of
Default  shall occur and be  continuing,  then and in every such case the  Indenture  Trustee, acting at the  direction of the Enhancer or the  Noteholders  of Notes  representing  not less than a majority of the aggregate  Note Balance of the Notes,  with the written  consent of the
Enhancer  (so long as no Enhancer  Default  exists),  may declare the Notes to be  immediately due and  payable by a notice in writing to the Issuer (and to the  Indenture  Trustee if given by  Noteholders);  and upon any such  declaration,  the unpaid  principal amount of the Notes, together with accrued and unpaid  interest  thereon  through the date of  acceleration,  shall become immediately due and payable.

        At any time after such  declaration  of  acceleration  of maturity  with respect to an
Event of Default  has been made and before a judgment  or decree for  payment of the money due has been obtained by the Indenture  Trustee as  hereinafter  provided in this  Article V,  the
Enhancer or the  Noteholders  of Notes  representing  a majority of the aggregate Note Balance of the Notes,  with the written  consent of the Enhancer,  by written notice to the Issuer and the  Indenture  Trustee,  may in writing  waive the  related  Event of Default and rescind and annul such declaration and its consequences if:

               (a)the  Issuer  has  paid  or  deposited  with  the  Indenture  Trustee  a  sum sufficient to pay:

                      (i)    all  payments of  principal  of and interest on the Notes and all other  amounts  that  would  then be due  hereunder  or upon the Notes if the Event of
        Default giving rise to such acceleration had not occurred;

                      (ii)   all sums paid or  advanced  by the  Indenture  Trustee  hereunder
        and  the  reasonable  compensation,   expenses,  disbursements  and  advances  of  the
        Indenture Trustee and its agents and counsel; and

                      (iii)  all  Events  of  Default,   other  than  the  nonpayment  of  the
        principal  of the Notes that has become  due  solely by such  acceleration,  have been cured or waived as provided in Section 5.12.

        No such rescission shall affect any subsequent  default or impair any right consequent thereto.

        Section 5.03  Collection  of  Indebtedness  and Suits for  Enforcement  by  Indenture
Trustee.

               (a)The Issuer  covenants  that if default in the payment of (i) any interest on any Note when the same becomes due and payable,  and such  default  continues  for a period of five days, or (ii) the  principal of or any  installment of the principal of any Note when the same becomes due and payable,  the Issuer shall, upon demand of the Indenture Trustee,  pay to it, for the benefit of the  Noteholders,  the entire  amount then due and payable on the Notes for principal and interest,  with interest on the overdue  principal,  and in addition thereto such further  amount as shall be  sufficient  to cover the costs and  expenses of  collection, including the reasonable compensation,  expenses,  disbursements and advances of the Indenture
Trustee and its agents and counsel.

               (b)In case the  Issuer  shall  fail  forthwith  to pay such  amounts  upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of  Section 10.17  hereof,  may institute a Proceeding for the collection of the sums so due and unpaid,  and may  prosecute  such  Proceeding to judgment or final decree, and may enforce the same  against the Issuer or other  obligor on the Notes and collect in the manner  provided  by law out of the  property  of the  Issuer or other  obligor  on the Notes, wherever situated, the monies adjudged or decreed to be payable.

               (c)If an  Event  of  Default  shall  occur  and be  continuing,  the  Indenture
Trustee,  subject  to the  provisions  of  Section 10.17  hereof,  may,  as more  particularly provided  in  Section 5.04,  in its  discretion  proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate  Proceedings as the Indenture  Trustee shall deem most  effective  to  protect  and  enforce  any such  rights,  whether  for the  specific enforcement  of any covenant or  agreement in this  Indenture or in aid of the exercise of any power  granted  herein,  or to enforce any other  proper  remedy or legal or  equitable  right vested in the Indenture Trustee by this Indenture or by law.

               (d)If there  shall be pending,  relative to the Issuer or any other  obligor on the  Notes or any  Person  having or  claiming  an  ownership  interest  in the Trust  Estate,
Proceedings  under  Title 11  of the United  States  Code or any other  applicable  federal or state  bankruptcy,  insolvency or other similar law, or if a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official shall have been appointed  for or taken  possession  of the Issuer or its  property  or such other  obligor or
Person,  or if there  shall be any  other  comparable  judicial  Proceedings  relative  to the
Issuer or other any other  obligor on the Notes,  or relative to the  creditors or property of the Issuer or such other  obligor,  then the Indenture  Trustee,  irrespective  of whether the principal of any Notes shall then be due and payable as therein  expressed  or by  declaration or otherwise,  and  irrespective  of whether the Indenture  Trustee shall have made any demand pursuant to the provisions of this Section,  shall be entitled and empowered,  by intervention in such Proceedings or otherwise:

                      (i)    to file and  prove a claim or  claims  for the  entire  amount of principal  and  interest  owing and  unpaid in  respect  of the Notes and to file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims of the Indenture  Trustee  (including any claim for reasonable  compensation to the Indenture  Trustee and each predecessor  Indenture  Trustee,  and their respective agents,  attorneys and counsel,  and for reimbursement of all expenses and liabilities incurred,  and all  advances  made,  by the  Indenture  Trustee  and each  predecessor
        Indenture Trustee, except as a result of negligence,  willful misconduct or bad faith)
        and of the Noteholders allowed in such Proceedings;

                      (ii)   unless  prohibited by applicable law and regulations,  to vote on behalf of the  Noteholders in any election of a trustee,  a standby  trustee or Person performing similar functions in any such Proceedings;

                      (iii)  to collect and receive  any monies or other  property  payable or deliverable on any such claims and to distribute all amounts  received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                      (iv)   to file such  proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the Indenture  Trustee or the  Noteholders  allowed in any  judicial  proceedings  relative to the  Issuer,  its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian  or other  similar  official  in any such
Proceeding  is  hereby  authorized  by each  of  such  Noteholders  to  make  payments  to the
Indenture  Trustee,  and, in the event the  Indenture  Trustee  shall consent to the making of payments directly to such  Noteholders,  to pay to the Indenture Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each  predecessor
Indenture Trustee and their respective agents,  attorneys and counsel,  and all other expenses and  liabilities  incurred,  and  all  advances  made,  by  the  Indenture  Trustee  and  each predecessor  Indenture  Trustee,  except as a result of negligence,  willful misconduct or bad faith.

               (e)Nothing  herein  contained  shall  be  deemed  to  authorize  the  Indenture
Trustee  to  authorize  or  consent  to or vote  for or  accept  or  adopt  on  behalf  of any
Noteholder any plan of reorganization,  arrangement,  adjustment or composition  affecting the
Notes or the rights of any  Noteholder  thereof or to authorize the Indenture  Trustee to vote in respect of the claim of any  Noteholder in any such  proceeding  except,  as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

               (f)All rights of action  and of  asserting  claims  under  this  Indenture,  or under any of the Notes,  may be enforced by the Indenture  Trustee  without the  possession of any of the  Notes  or the  production  thereof  in any  trial or  other  Proceedings  relative thereto,  and any such action or  proceedings  instituted  by the  Indenture  Trustee shall be brought  in its own name as  trustee  of an  express  trust,  and any  recovery  of  judgment, subject to the  payment of the  expenses,  disbursements  and  compensation  of the  Indenture
Trustee, each predecessor  Indenture Trustee and their respective agents and attorneys,  shall be for the ratable benefit of the Holders of the Notes.

               (g)In  any  Proceedings  to  which  the  Indenture  Trustee  shall  be a  party
(including any Proceedings  involving the  interpretation of any provision of this Indenture), the  Indenture  Trustee  shall be held to  represent  all  Noteholders,  and it  shall  not be necessary to make any Noteholder a party to any such Proceedings.

        Section 5.04  Remedies; Priorities.

               (a)If an Event of  Default  shall have  occurred  and be  continuing,  then the
Indenture  Trustee,  subject to the  provisions  of  Section 10.17  hereof,  with the  written consent of the Enhancer may, or, at the written  direction of the Enhancer,  shall,  do one or more of the following, in each case subject to Section 5.05:

                      (i)    institute  Proceedings  in its  own  name  and as  trustee  of an express  trust for the  collection  of all amounts  then payable on the Notes or under this Indenture  with respect  thereto,  whether by  declaration or otherwise,  and all amounts  payable under the Insurance  Agreement,  enforce any judgment  obtained,  and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                      (ii)   institute  Proceedings  from  time to time  for the  complete  or partial foreclosure of this Indenture with respect to the Trust Estate;

                      (iii)  exercise any  remedies of a secured  party under the UCC and take any other  appropriate  action to protect and  enforce the rights and  remedies of the
        Indenture Trustee and the Noteholders; and

                      (iv)   sell the  Trust  Estate  or any  portion  thereof  or  rights  or interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture Trustee may not sell or otherwise  liquidate the Trust
Estate  following an Event of Default,  unless (A) the Indenture  Trustee  obtains the consent of the Enhancer (or if an Enhancer  Default has occurred and is  continuing,  the  Noteholders of 100% of the  aggregate  Note  Balance  of the  Notes),  (B) the  proceeds  of such  sale or liquidation  distributable  to  Noteholders  are  sufficient  to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse  the Enhancer for any  amounts  drawn  under the Policy and any other  amounts  due the  Enhancer  under the
Insurance  Agreement or (C) the Indenture Trustee  determines that the Mortgage Loans will not continue to provide  sufficient  funds for the  payment of  principal  of and  interest on the
Notes as they would have become due if the Notes had not been  declared due and  payable,  and the  Indenture  Trustee  obtains the consent of the  Enhancer  (or if an Enhancer  Default has occurred and is  continuing,  and the  Noteholders of 66 2/3% of the aggregate Note Balance of the Notes).  In determining such  sufficiency or insufficiency  with respect to clause (B) and
(C) above,  the Indenture  Trustee may, but need not,  obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent  investment  banking or accounting firm of  national  reputation  as to the  feasibility  of such  proposed  action and as to the sufficiency  of the Trust Estate for such purpose.  Notwithstanding  the  foregoing,  provided that a  Servicing  Default  shall not have  occurred,  any Sale (as  defined in  Section  5.15 hereof) of the Trust Estate shall be made subject to the  continued  servicing of the Mortgage
Loans by the  Servicer as provided in the  Servicing  Agreement.  Notwithstanding  any sale of the Mortgage  Loans pursuant to this Section  5.04(a),  the Indenture  Trustee  shall,  for so long as any  principal or accrued  interest on the Notes  remains  unpaid,  continue to act as
Indenture  Trustee  hereunder and to draw amounts  payable under the Policy in accordance with its terms.

               (b)If the  Indenture  Trustee  collects any money or property  pursuant to this
Article V, it shall pay out such money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section 6.07;

               SECOND:to the  Noteholders  for amounts due and unpaid on the related Notes for interest,  including  accrued  and unpaid  interest  on the Notes for any prior
               Payment Date,  ratably,  without preference or priority of any kind,  according to the  amounts  due and  payable  on such  Notes  for  interest  from  amounts available in the Trust Estate for such Noteholders;

               THIRD: to the  Noteholders  for amounts due and unpaid on the related Notes for principal,  ratably,  without preference or priority of any kind,  according to the  amounts  due and  payable  on  such  Notes  for  principal,  from  amounts available in the Trust Estate for such  Noteholders,  until the respective Note
               Balances of such Notes have been reduced to zero;

               FOURTH:to the  payment  of all  amounts  due and owing the  Enhancer  under the
               Insurance Agreement; and

               FIFTH: to the  Certificate  Paying Agent for amounts due under  Article VIII of the Trust Agreement; and

               SEVENTH:      to the  payment of the  remainder,  if any,  to the Issuer or any other person legally entitled thereto.

        The  Indenture  Trustee  may fix a record  date and  payment  date for any  payment to
Noteholders  pursuant to this  Section 5.04.  At least  15 days  before such record date,  the
Indenture  Trustee  shall mail to each  Noteholder a notice that states the record  date,  the payment date and the amount to be paid.

        Section 5.05  Optional  Preservation  of the  Trust  Estate.  If the  Notes  have been declared  due and  payable  under  Section  5.02  following  an  Event  of  Default  and  such declaration and its consequences  have not been rescinded and annulled,  the Indenture Trustee may,  but need not (but shall at the written  direction of the Enhancer so long as no Enhancer default  exists),  elect  to take and  maintain  possession  of the  Trust  Estate.  It is the desire of the parties hereto and the Noteholders  that there be at all times  sufficient funds for the  payment  of  principal  of and  interest  on the Notes and other  obligations  of the
Issuer  including  payment to the Enhancer,  and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and  maintain  possession  of the Trust
Estate.  In  determining  whether to take and maintain  possession  of the Trust  Estate,  the
Indenture  Trustee  may, but need not,  obtain and rely,  and shall be protected in relying in good  faith,  upon an opinion of an  Independent  investment  banking  or  accounting  firm of national  reputation as to the  feasibility of such proposed  action and as to the sufficiency of the Trust Estate for such purpose.

        Section 5.06  Limitation  of Suits.  No  Noteholder  shall have any right to institute
any  Proceeding,   judicial  or  otherwise,  with  respect  to  this  Indenture,  or  for  the appointment of a receiver or trustee,  or for any other remedy  hereunder,  unless and subject to the provisions of Section 10.17 hereof:

               (a)such  Noteholder   shall  have  previously   given  written  notice  to  the
Indenture Trustee of a continuing Event of Default;

               (b)the  Noteholders  of not less than 25% of the aggregate  Note Balance of the
Notes shall have made written  request to the Indenture  Trustee to institute such  Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (c)such  Noteholder or  Noteholders  shall have offered the  Indenture  Trustee reasonable  indemnity  against the costs,  expenses  and  liabilities  to be incurred by it in complying with such request;

               (d)the  Indenture  Trustee  for  60 days  after  its  receipt  of such  notice, request and offer of indemnity shall have failed to institute such Proceedings; and

               (e)no direction  inconsistent  with such written  request shall have been given to the Indenture  Trustee  during such 60-day period by the  Noteholders  of a majority of the aggregate Note Balance of the Notes or by the Enhancer.

        It is understood  and intended  that no Noteholder  shall have any right in any manner whatever by virtue of, or by availing  itself of, any  provision of this  Indenture to affect, disturb or  prejudice  the rights of any other  Noteholders  or to obtain or to seek to obtain priority  or  preference  over any  other  Noteholders  or to  enforce  any right  under  this
Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent  requests and indemnity from two or more groups of Noteholders,  each  representing less than a majority of the aggregate Note Balance of the Notes,  the Indenture  Trustee shall act at the direction of the group of  Noteholders  with the greater Note  Balance.  In the event that the Indenture
Trustee shall receive  conflicting  or  inconsistent  requests and indemnity  from two or more groups of Noteholders  representing the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

        Section 5.07  Unconditional  Rights of Noteholders to Receive  Principal and Interest.
Subject  to the  provisions  of this  Indenture,  the  Noteholder  of any Note  shall have the right,  which is  absolute  and  unconditional,  to receive  payment of the  principal  of and interest,  if any, on such Note on or after the  respective  due dates  thereof  expressed  in such  Note or in  this  Indenture  and to  institute  suit  for the  enforcement  of any  such payment, and such right shall not be impaired without the consent of such Noteholder.

        Section 5.08  Restoration  of Rights and  Remedies.  If the  Indenture  Trustee or any
Noteholder  has  instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued or abandoned for any reason or has been determined adversely  to the  Indenture  Trustee or to such  Noteholder,  then and in every such case the
Issuer,  the Indenture  Trustee and the Noteholders  shall,  subject to any  determination  in such Proceeding,  be restored severally and respectively to their former positions  hereunder, and  thereafter  all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

        Section 5.09  Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred upon or reserved to the Indenture  Trustee,  the Enhancer or the Noteholders is intended to be exclusive  of any other  right or  remedy,  and every  right and remedy  shall,  to the extent permitted  by law,  be  cumulative  and in  addition  to every  other  right and remedy  given hereunder  or now or  hereafter  existing at law, in equity or  otherwise.  The  assertion  or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.10  Delay or Omission  Not a Waiver.  No delay or omission of the  Indenture
Trustee,  the Enhancer or any  Noteholder  to exercise any right or remedy  accruing  upon any
Event of Default  shall  impair any such  right or remedy or  constitute  a waiver of any such
Event of Default or an  acquiescence  therein.  Every right and remedy given by this Article V or by law to the Indenture  Trustee or to the  Noteholders may be exercised from time to time, and as often as may be deemed expedient,  by the Indenture  Trustee or by the Noteholders,  as
the case may be.

        Section 5.11  Control  by  Enhancer  or  Noteholders.  The  Enhancer  (so  long  as no
Enhancer  Default  exists) or the  Noteholders  of a majority of the aggregate Note Balance of
Notes with the consent of the  Enhancer,  shall have the right to direct the time,  method and place of conducting  any  Proceeding  for any remedy  available to the Indenture  Trustee with respect to the Notes or  exercising  any trust or power  conferred on the  Indenture  Trustee, provided that:

               (a)such  direction  shall not be in conflict  with any rule of law or with this
Indenture;

               (b)subject  to  the  express  terms  of  Section 5.04,  any  direction  to  the
Indenture  Trustee to sell or liquidate  the Trust Estate shall be by the Enhancer (so long as no Enhancer  Default  exists) or by the Noteholders of Notes  representing  not less than 100%
of the aggregate Note Balance of the Notes with the consent of the Enhancer;

               (c)if the  conditions set forth in  Section 5.05  shall have been satisfied and the Indenture  Trustee  elects to retain the Trust Estate  pursuant to such Section,  then any direction to the Indenture  Trustee by  Noteholders  of Notes  representing  less than 100% of the  aggregate  Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

               (d)the  Indenture  Trustee  may take any  other  action  deemed  proper  by the
Indenture Trustee that is not inconsistent with such direction.

Notwithstanding   the  rights  of   Noteholders   set  forth  in  this  Section,   subject  to
Section 6.01,  the Indenture  Trustee need not take any action that it determines (in its sole discretion)  might involve it in liability or might materially  adversely affect the rights of any  Noteholders not consenting to such action,  unless the Trustee has received  satisfactory indemnity from the Enhancer or a Noteholder.

        Section 5.12  Waiver of Past Defaults.  Prior to the  declaration of the  acceleration of the  maturity  of the Notes as  provided  in  Section  5.02,  the  Enhancer  (so long as no
Enhancer  Default  exists) or the  Noteholders  of not less than a majority  of the  aggregate
Note  Balance of the Notes,  with the  consent  of the  Enhancer,  may waive any past Event of
Default  and its  consequences,  except an Event of  Default  (a) with  respect  to payment of principal  of or  interest  on any of the Notes or (b) in respect of a covenant  or  provision hereof  that cannot be modified  or amended  without  the  consent of the  Noteholder  of each
Note. In the case of any such waiver,  the Issuer,  the Indenture  Trustee and the Noteholders
shall be restored to their  respective  former  positions  and rights  hereunder;  but no such waiver  shall  extend  to any  subsequent  or other  Event of  Default  or  impair  any  right consequent thereto.

        Upon any such waiver,  any Event of Default arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall  extend to any  subsequent  or other  Event of Default  or impair  any right  consequent thereto.

        Section 5.13  Undertaking  for Costs.  All parties to this Indenture  agree,  and each
Noteholder  by such  Noteholder's  acceptance  of the  related  Note  shall be  deemed to have agreed,  that any court may in its discretion  require,  in any Proceeding for the enforcement of any right or remedy  under this  Indenture,  or in any  Proceeding  against  the  Indenture
Trustee for any action taken,  suffered or omitted by it as Indenture  Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the costs of such  Proceeding, and that such  court may in its  discretion  assess  reasonable  costs,  including  reasonable attorneys'  fees,  against  any party  litigant in such  Proceeding,  having due regard to the merits  and good  faith  of the  claims  or  defenses  made by such  party  litigant;  but the provisions  of this  Section  5.13  shall not apply to (a) any  Proceeding  instituted  by the
Indenture Trustee, (b) any Proceeding  instituted by any Noteholder,  or group of Noteholders, in each case  holding in the  aggregate  more than 10% of the  aggregate  Note  Balance of the
Notes or (c) any Proceeding  instituted by any  Noteholder for the  enforcement of the payment of  principal  of or interest on any Note on or after the  respective  due dates  expressed in such Note and in this Indenture.

        Section 5.14  Waiver of Stay or Extension  Laws.  The Issuer  covenants (to the extent that it may  lawfully  do so)  that it will not at any time  insist  upon,  or plead or in any manner  whatsoever,  claim or take the  benefit or  advantage  of, any stay or  extension  law wherever  enacted,  now or at any time  hereafter in force,  that may affect the  covenants or the performance of this  Indenture;  and the Issuer (to the extent that it may lawfully do so)
hereby  expressly  waives all benefit or  advantage  of any such law,  and  covenants  that it shall not hinder,  delay or impede the execution of any power herein  granted to the Indenture
Trustee,  but will suffer and permit the  execution  of every such power as though no such law had been enacted.

        Section 5.15  Sale of Trust Estate.

               (a)The  power to  effect  any  sale or  other  disposition  (a  "Sale")  of any portion of the Trust Estate pursuant to  Section 5.04  is expressly  subject to the provisions of  Section 5.05  and this  Section 5.15.  The  power to  effect  any such  Sale  shall not be exhausted  by any one or more Sales as to any portion of the Trust  Estate  remaining  unsold, but shall  continue  unimpaired  until the  entire  Trust  Estate  shall have been sold or all amounts  payable  on the Notes and under  this  Indenture  and under the  Insurance  Agreement shall have been paid.  The  Indenture  Trustee may from time to time  postpone any public Sale by  public  announcement  made at the  time and  place of such  Sale.  The  Indenture  Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

               (b)The  Indenture  Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                      (i)    the Enhancer  direct(s) the Indenture  Trustee in writing to make such Sale in accordance with the provisions of Section 5.04,

                      (ii)   the  proceeds  of such  Sale  would be not less  than the  entire
        amount   that   would  be   payable  to  the   Noteholders   under  the   Notes,   the
        Certificateholders  under the  Certificates  and the  Enhancer  in  respect of amounts drawn under the Policy and any other  amounts  due the  Enhancer  under the  Insurance
        Agreement,  in full payment  thereof in accordance with  Section 5.02,  on the Payment
        Date next succeeding the date of such Sale, or

                      (iii)  the Indenture Trustee  determines,  in its sole discretion,  that the conditions for retention of the Trust Estate set forth in  Section 5.05  cannot be satisfied (in making any such determination,  the Indenture Trustee may rely and shall be  protected  in relying in good faith upon an opinion of an  Independent  investment banking firm  obtained and  delivered as provided in  Section 5.05),  and the Enhancer consents to such Sale.

The purchase by the  Indenture  Trustee of all or any portion of the Trust Estate at a private
Sale  shall  not  be  deemed  a Sale  or  other  disposition  thereof  for  purposes  of  this
Section 5.15(b).

               (c)Unless the  Noteholders  and the Enhancer shall have otherwise  consented or directed the Indenture  Trustee,  at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater  than the amount  described  in  paragraph  (ii) of
Section   5.15(b)  has not been  established  by the  Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the  Indenture  Trustee shall bid an amount at least $1.00 more than the highest other bid,  which bid shall be subject to the  provisions of Section 5.15(d)(ii) herein.

               (d)In connection with a Sale of all or any portion of the Trust Estate:

                      (i)    any  Noteholder  may  bid  for  and,  with  the  consent  of  the
        Enhancer,  purchase the property  offered for sale, and upon compliance with the terms of sale may hold,  retain and possess and dispose of such  property,  without  further accountability,  and may, in paying the purchase money therefor,  deliver any Notes or claims  for  interest  thereon  in lieu of cash up to the  amount  which  shall,  upon distribution of the net proceeds of such sale, be payable thereon,  and such Notes, in case the amounts so payable  thereon shall be less than the amount due thereon,  shall be returned to the Noteholders thereof after being appropriately  stamped to show such partial payment;

                      (ii)   the  Indenture  Trustee  may  bid for and  acquire  the  property offered for Sale in connection with any Sale thereof and,  subject to any requirements of, and to the extent  permitted  by,  applicable  law in  connection  therewith,  may purchase all or any portion of the Trust Estate in a private  sale.  In lieu of paying cash  therefor,  the Indenture  Trustee may make  settlement for the purchase price by crediting  the gross  Sale  price  against  the sum of (A) the  amount  that  would be distributable to the Noteholders and the  Certificateholders  and amounts owing to the
        Enhancer as a result of such Sale in  accordance  with Section  5.04(b) on the Payment
        Date next  succeeding  the date of such Sale and (B) the  expenses  of the Sale and of any  Proceedings in connection  therewith that are  reimbursable  to it, without being required to produce  the Notes in order to complete  any such Sale or in order for the net Sale price to be credited  against such Notes, and any property so acquired by the
        Indenture  Trustee  shall  be  held  and  dealt  with  by it in  accordance  with  the provisions of this Indenture;

                      (iii)  the Indenture  Trustee  shall execute and deliver an  appropriate instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                      (iv)   the Indenture Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the  Trust  Estate  in  connection  with a Sale  thereof,  and to take  all  action necessary to effect such Sale; and

                      (v)    no  purchaser  or  transferee  at such a Sale  shall  be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any conditions precedent or see to the application of any monies.

        Section 5.16  Action on  Notes.  The  Indenture  Trustee's  right to seek and  recover judgment  on the  Notes  or  under  this  Indenture  shall  not be  affected  by the  seeking, obtaining  or  application  of any  other  relief  under or with  respect  to this  Indenture.
Neither the lien of this  Indenture  nor any rights or remedies  of the  Indenture  Trustee or the  Noteholders  shall be impaired by the recovery of any judgment by the  Indenture  Trustee against the Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the assets of the  Issuer.  Any money or  property  collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

        Section 5.17  Performance and Enforcement of Certain Obligations.

               (a)Promptly  following a written  request  from the  Enhancer or the  Indenture
Trustee (with the written  consent of the Enhancer),  the Issuer,  in its capacity as owner of the Mortgage  Loans,  shall,  with the written  consent of the Enhancer,  take all such lawful action as the  Indenture  Trustee  may  request  to cause the  Issuer to compel or secure  the performance  and observance by the Sellers and the Servicer,  as applicable,  of each of their obligations  to the  Issuer  under  or in  connection  with  the  Purchase  Agreement  and the
Servicing  Agreement,  and to exercise  any and all rights,  remedies,  powers and  privileges lawfully  available to the Issuer under or in connection  with the Purchase  Agreement and the
Servicing  Agreement to the extent and in the manner  directed by the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  including the  transmission of notices of default on the part of the Sellers or the  Servicer  thereunder  and the  institution  of legal or  administrative actions or  proceedings  to compel or secure  performance  by the  Sellers or the  Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

               (b)If  an  Event  of  Default  shall  have  occurred  and  be  continuing,  the
Indenture  Trustee,  as pledgee of the Mortgage  Loans,  subject to the rights of the Enhancer under  the  Servicing  Agreement,  may,  and at the  direction  (which  direction  shall be in writing or by telephone  (confirmed in writing promptly  thereafter)) of the Noteholders of 66
2/3% of the  aggregate  Note  Balance of the Notes,  shall,  exercise  all  rights,  remedies, powers,  privileges  and claims of the Issuer  against the Sellers or the Servicer under or in connection  with the Purchase  Agreement and the Servicing  Agreement,  including the right or power to take any action to compel or secure  performance  or observance by the Sellers or the
Servicer,  as the case may be, of each of their  obligations  to the Issuer  thereunder and to give any  consent,  request,  notice,  direction,  approval,  extension  or  waiver  under the
Purchase  Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the
Issuer to take such action shall not be  suspended.  In  connection  therewith,  as determined by the Indenture  Trustee,  the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                          ARTICLE VI

                                    The Indenture Trustee

        Section 6.01  Duties of Indenture Trustee.

               (a)If  an  Event  of  Default  shall  have  occurred  and  be  continuing,  the
Indenture  Trustee  shall  exercise the rights and powers  vested in it by this  Indenture and use the same degree of care and skill in their  exercise as a prudent  Person  would  exercise or use under the circumstances in the conduct of such Person's own affairs.

               (b)Except during the continuance of an Event of Default:

                      (i)    the  Indenture  Trustee  undertakes  to perform  such  duties and only  such  duties as are  specifically  set forth in this  Indenture  and no  implied covenants  or  obligations  shall be read into this  Indenture  against the  Indenture
        Trustee; and

                      (ii)   in the absence of bad faith on its part,  the  Indenture  Trustee may  conclusively  rely, as to the truth of the statements and the  correctness of the opinions  expressed therein,  upon certificates,  reports or opinions furnished to the
        Indenture  Trustee and conforming to the  requirements  of this  Indenture;  provided, however,  that the  Indenture  Trustee  shall  examine the  certificates,  reports and opinions  to  determine  whether  or not  they  conform  to the  requirements  of this
        Indenture.

               (c)The  Indenture  Trustee  may  not be  relieved  from  liability  for its own negligent  action,  its own  negligent  failure to act or its own willful  misconduct,  except that:

                      (i)    this paragraph does not limit the effect of Section 6.01(a);

                      (ii)   the  Indenture  Trustee  shall  not be  liable  for any  error of judgment  made in good faith by a  Responsible  Officer  unless it is proved  that the
        Indenture Trustee was negligent in ascertaining the pertinent facts; and

                      (iii)  the  Indenture  Trustee  shall not be liable with  respect to any action  it  takes  or  omits to take in good  faith  in  accordance  with a  direction received by it pursuant to  Section 5.11  or any direction  from the Enhancer that the
        Enhancer is entitled to give under any of the Basic Documents.

               (d)The  Indenture  Trustee  shall  not be  liable  for  interest  on any  money received by it except as the Indenture Trustee may agree in writing with the Issuer.

               (e)Money held in trust by the  Indenture  Trustee need not be  segregated  from other funds except to the extent  required by law or the terms of this  Indenture or the Trust
Agreement.

               (f)No  provision  of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur  financial  liability in the  performance  of any of its duties  hereunder  or in the  exercise of any of its rights or powers,  if it shall have  reasonable  grounds to  believe  that  repayment  of such  funds or  adequate  indemnity against such risk or liability is not reasonably assured to it.

               (g)Every  provision of this Indenture  relating to the conduct or affecting the liability  of or  affording  protection  to the  Indenture  Trustee  shall be  subject  to the provisions of this Section and to the provisions of TIA.

               (h)With  respect to each  Payment  Date,  on the  Business  Day  following  the related  Determination  Date, the Indenture  Trustee shall forward or cause to be forwarded by mail, or other  mutually  agreed-upon  method,  to the Enhancer and the Servicer,  a statement setting  forth,  to the extent  applicable,  during the  Pre-Funding  Period,  the  Pre-Funded
Amount as of such Determination Date and any transfers of funds in connection therewith.

               (i)The Indenture  Trustee  hereby accepts  appointment  as  Certificate  Paying
Agent  under  the  Trust  Agreement  and  agrees  to be bound by the  provisions  of the Trust
Agreement  relating to the Certificate  Paying Agent.  The Indenture  Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

               (j)The  Indenture  Trustee shall not be required to take notice or be deemed to have notice or  knowledge  of any Event of Default  (except for an Event of Default  specified in  clause (a)  of the  definition  thereof)  unless a  Responsible  Officer of the  Indenture
Trustee shall have received  written notice or have actual knowledge  thereof.  In the absence of receipt of such notice or such knowledge,  the Indenture  Trustee may  conclusively  assume that there is no default or Event of Default.

               (k)The  Indenture  Trustee shall have no duty to see to any recording or filing of any financing  statement or  continuation  statement  evidencing a security  interest or to see to the  maintenance of any such  recording or filing or to any  rerecording or refiling of any thereof.

        Section 6.02  Rights of Indenture Trustee.

               (a)The  Indenture  Trustee  may  rely and  shall  be  protected  in  acting  or refraining from acting in good faith upon any resolution,  Officer's  Certificate,  opinion of counsel,  certificate of auditors, or any other certificate,  statement,  instrument,  report, notice,  consent or other  document  believed  by it to be genuine  and to have been signed or presented  by the proper  person.  The  Indenture  Trustee  need not  investigate  any fact or matter stated in any such document.

               (b)Before the Indenture  Trustee acts or refrains  from acting,  it may require an  Officer's  Certificate  or an Opinion  of  Counsel.  The  Indenture  Trustee  shall not be liable  for any  action  it  takes or omits  to take in good  faith  in  reliance  on any such
Officer's Certificate or Opinion of Counsel.

               (c)The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform  any duties  hereunder  either  directly  or by or through  agents or  attorneys  or a custodian or nominee,  and the Indenture  Trustee shall not be responsible  for any misconduct or negligence on the part of, or for the supervision of, any such agent,  attorney,  custodian or nominee appointed with due care by it hereunder.

               (d)The  Indenture  Trustee shall not be liable for any action it takes or omits to take in good  faith  which it  believes  to be  authorized  or within its rights or powers;
provided,   however,  that  the  Indenture  Trustee's  conduct  does  not  constitute  willful misconduct, negligence or bad faith.

               (e)The Indenture  Trustee may consult with  counsel,  and the advice or opinion of counsel with respect to legal  matters  relating to this  Indenture  and the Notes shall be full and  complete  authorization  and  protection  from  liability  in  respect to any action taken,  omitted or suffered by it  hereunder in good faith and in  accordance  with the advice or opinion of such counsel.

               (f)The Indenture  Trustee shall not be personally  liable for any action taken, suffered  or omitted by it in good faith and  believed  by it to be  authorized  or within the discretion  or  rights  or  powers  conferred  upon it by this  Indenture,  unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

               (g)Prior to the  occurrence  of an Event of  Default  hereunder,  and after the curing or waiver of all  Events of  Default  that may have  occurred,  the  Indenture  Trustee shall  not be  bound to make  any  investigation  into the  facts  or  matters  stated  in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request, consent, order,  approval,  bond or other paper or  document,  unless  requested in writing to do so by the  Enhancer or the  Noteholders  representing  a majority  of the  aggregate  Note  Balance;
provided,  however,  that if the payment within a reasonable time to the Indenture  Trustee of the  costs,  expenses  or  liabilities  likely  to be  incurred  by it in the  making  of such investigation  is, in the  opinion of the  Indenture  Trustee,  not  assured to the  Indenture
Trustee by the security  afforded to it by the terms of this Indenture,  the Indenture Trustee may require  indemnity  satisfactory to the Indenture  Trustee  against such cost,  expense or liability as a condition to taking any such action.

               (h)The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or  powers  vested in it by this  Indenture  or to  institute,  conduct  or defend  any litigation  hereunder or in relation  hereto at the request,  order or direction of any of the
Enhancer  or the  Noteholders,  pursuant  to the  provisions  of this  Indenture,  unless  the
Enhancer or the Noteholders  shall have offered to the Indenture Trustee  reasonable  security or indemnity  against the costs,  expenses and  liabilities  which may be incurred  therein or thereby;  nothing  contained  herein  shall,  however,  relieve the  Indenture  Trustee of the obligation,  upon the  occurrence of an Event of Default (which has not been cured or waived), to  exercise  such of the  rights and powers  vested in it by this  Indenture,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs.

        Section 6.03  Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its
individual  or any other  capacity may become the owner or pledgee of Notes and may  otherwise deal  with the  Issuer or its  Affiliates  with the same  rights it would  have if it were not
Indenture  Trustee.  Any Note Registrar,  co-registrar or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

        Section 6.04  Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee  shall not be
(i) responsible  for and  makes no  representation  as to the  validity  or  adequacy  of this
Indenture or the Notes,  (ii)  accountable for the Issuer's use of the proceeds from the Notes or  (iii) responsible  for any  statement  of the Issuer in this  Indenture or in any document issued in  connection  with the sale of the Notes or in the Notes,  other  than the  Indenture
Trustee's certificate of authentication thereon.

        Section 6.05  Notice of Event of  Default.  If an Event of Default  shall occur and be continuing,  and if such Event of Default is known to a  Responsible  Officer of the Indenture
Trustee,  then the Indenture  Trustee shall give prompt  notice  thereof to the Enhancer.  The
Indenture  Trustee  shall mail to each  Noteholder  notice of such Event of Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of principal of or interest on any Note,  the  Indenture  Trustee may withhold  such notice if and so  long  as a  committee  of its  Responsible  Officers  in good  faith  determines  that withholding such notice is in the interests of the Noteholders.

        Section 6.06  Reports by  Indenture  Trustee to  Noteholders.  The  Indenture  Trustee
shall  deliver  to  each  Noteholder  such  information  as may be  required  to  enable  such
Noteholder  to prepare its federal and state  income tax  returns.  In  addition,  upon Issuer
Request,  the Indenture Trustee shall promptly furnish such information  reasonably  requested by the Issuer that is reasonably  available to the  Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

        Section 6.07  Compensation and Indemnity.  The Indenture  Trustee shall be compensated and  indemnified by the Servicer in accordance  with Section 6.06 of the Servicing  Agreement.
All amounts owing the  Indenture  Trustee  hereunder in excess of such amount,  as well as any amount  owed to the  Indenture  Trustee  in  accordance  with  Section  6.06 of the  Servicing
Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth  therein).  The Indenture
Trustee's  compensation  shall not be  limited by any law on  compensation  of a trustee of an
express  trust.  The  Issuer  shall  reimburse  the  Indenture   Trustee  for  all  reasonable
out-of-pocket  expenses incurred or made by it, including costs of collection,  in addition to the  compensation for its services.  Such expenses shall include the reasonable  compensation, expenses,  disbursements and advances of the Indenture Trustee's agents, counsel,  accountants and experts.  The Issuer  shall  indemnify  the  Indenture  Trustee  against any and all loss, liability  or expense  (including  attorneys'  fees)  incurred  by it in  connection  with the administration  of this trust and the  performance  of its  duties  hereunder.  The  Indenture
Trustee  shall  notify  the  Issuer  promptly  of any claim  for which it may seek  indemnity.
Failure by the  Indenture  Trustee to so notify the Issuer shall not relieve the Issuer of its obligations  hereunder.  The Issuer shall  defend any such claim,  and the  Indenture  Trustee may have  separate  counsel and the Issuer  shall pay the fees and  expenses of such  counsel.
The  Issuer  is not  obligated  to  reimburse  any  expense  or  indemnify  against  any loss, liability or expense  incurred by the Indenture  Trustee  through the Indenture  Trustee's own willful misconduct, negligence or bad faith.

        The  Issuer's  payment   obligations  to  the  Indenture   Trustee  pursuant  to  this
Section 6.07  shall survive the discharge of this Indenture or the  termination or resignation of the Indenture  Trustee.  When the Indenture  Trustee  incurs  expenses after the occurrence of an Event of Default  specified in clause (c) or (d) of the definition  thereof with respect to the Issuer,  such  expenses are intended to  constitute  expenses of  administration  under
Title 11  of the United  States  Code or any other  applicable  federal  or state  bankruptcy, insolvency or similar law.

        Section 6.08  Replacement  of  Indenture  Trustee.  No  resignation  or removal of the
Indenture  Trustee and no appointment of a successor  Indenture Trustee shall become effective until the  acceptance of  appointment  by the  successor  Indenture  Trustee  pursuant to this
Section  6.08.  The  Indenture  Trustee may resign at any time by so notifying  the Issuer and the Enhancer.  The Enhancer or the  Noteholders  of a majority of the  aggregate  Note Balance of the Notes may remove the Indenture  Trustee by so notifying  the Indenture  Trustee and the
Enhancer  (if given by such  Noteholders)  and may  appoint  a  successor  Indenture  Trustee.
Unless a Servicer  Default has occurred and is  continuing,  the  appointment of any successor
Indenture  Trustee  shall be  subject  to the prior  written  approval  of the  Servicer.  The
Issuer shall remove the Indenture Trustee if:

               (a)the Indenture Trustee fails to comply with Section 6.11;

               (b)the Indenture Trustee is adjudged a bankrupt or insolvent;

               (c)a receiver or other public  officer  takes charge of the  Indenture  Trustee or its property; or

               (d)the Indenture  Trustee  otherwise becomes incapable of fulfilling its duties under the Basic Documents.

        If the Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the Indenture  Trustee for any reason (the  Indenture  Trustee in such event being referred to herein as the retiring  Indenture  Trustee),  the Issuer shall promptly appoint a successor
Indenture  Trustee with the consent of the Enhancer,  which consent shall not be  unreasonably withheld.  In  addition,  the  Indenture  Trustee  shall  resign to avoid  being  directly  or indirectly controlled by the Issuer.

        A successor  Indenture  Trustee shall deliver a written  acceptance of its appointment to the retiring  Indenture  Trustee and to the Issuer.  Thereupon,  the resignation or removal of the  retiring  Indenture  Trustee  shall  become  effective,  and the  successor  Indenture
Trustee  shall have all the  rights,  powers and duties of the  Indenture  Trustee  under this
Indenture.  The  successor  Indenture  Trustee  shall mail a notice of its  succession  to the
Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a  successor  Indenture  Trustee  does not take  office  within  60 days  after the retiring Indenture Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the
Issuer or the  Noteholders  of a majority of aggregate  Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the  Indenture  Trustee  fails to comply  with  Section 6.11,  any  Noteholder  may petition  any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding  the  replacement of the Indenture  Trustee  pursuant to this Section, the Issuer's  obligations  under  Section 6.07  shall continue for the benefit of the retiring
Indenture Trustee.

        Section 6.09  Successor   Indenture  Trustee  by  Merger.  If  the  Indenture  Trustee
consolidates  with,  merges or  converts  into,  or  transfers  all or  substantially  all its corporate trust business or assets to, another  corporation or banking  association,  then the resulting,  surviving  or  transferee  corporation  without  any  further  act  shall  be  the successor Indenture Trustee;  provided,  that such corporation or banking association shall be otherwise  qualified  and eligible  under Section  6.11.  The Indenture  Trustee shall provide the Rating  Agencies with written notice of any such  transaction  occurring after the Closing
Date.

        If at the time of any such succession by merger,  conversion or consolidation,  any of the Notes shall have been  authenticated  but not  delivered,  then any such  successor to the
Indenture  Trustee may adopt the certificate of  authentication  of any  predecessor  trustee, and  deliver  such  Notes so  authenticated.  If at such time any of the Notes  shall not have been  authenticated,  any  successor  to the  Indenture  Trustee may  authenticate  such Notes either  in the  name of any  predecessor  hereunder  or in the  name of the  successor  to the
Indenture  Trustee;  and in all such cases, such  certificates  shall have the full force that it is  anywhere  in the  Notes  or in this  Indenture  provided  that the  certificate  of the
Indenture Trustee shall have.

        Section 6.10  Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

               (a)Notwithstanding  any other  provisions of this  Indenture,  at any time, for the  purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the
Trust Estate may at such time be located,  the Indenture  Trustee shall have the power and may execute and deliver all  instruments  to appoint one or more Persons to act as a co-trustee or co-trustees,  or separate trustee or separate trustees,  of all or any part of the Issuer, and to vest in such Person or Persons,  in such  capacity  and for the benefit of the  Noteholders and the Enhancer,  such title to the Trust Estate,  or any part thereof,  and,  subject to the other provisions of this Section, such powers, duties,  obligations,  rights and trusts as the
Indenture  Trustee may consider  necessary  or  desirable.  No co trustee or separate  trustee hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee  under
Section 6.11, and no notice to  Noteholders  of the  appointment of any co trustee or separate trustee shall be required under Section 6.08 hereof.

               (b)Every separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i)    all rights,  powers,  duties and obligations conferred or imposed upon the  Indenture  Trustee  shall be  conferred  or imposed  upon and  exercised  or performed by the  Indenture  Trustee and such separate  trustee or co-trustee  jointly
        (it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the  Indenture  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction in which any particular act or acts are to be performed the Indenture  Trustee shall be  incompetent or unqualified to perform such  act or acts,  in  which  event  such  rights,  powers,  duties  and  obligations
        (including  the  holding of title to the Trust  Estate or any  portion  thereof in any such  jurisdiction)  shall be exercised and performed  singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                      (ii)   no  trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other trustee hereunder; and

                      (iii)  the Indenture  Trustee may at any time accept the  resignation of or remove any separate trustee or co-trustee.

               (c)Any notice,  request or other writing  given to the Indenture  Trustee shall be  deemed  to have been  given to each of the then  separate  trustees  and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee  shall refer to this  Indenture  and the  conditions  of this  Article VI. Each separate  trustee  and  co-trustee,  upon its  acceptance  of the trusts  conferred,  shall be vested  with the  estates or property  specified  in its  instrument  of  appointment,  either jointly with the Indenture Trustee or separately,  as may be provided therein,  subject to all the provisions of this  Indenture,  specifically  including  every provision of this Indenture relating to the conduct of,  affecting  the  liability  of, or  affording  protection  to, the
Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

               (d)Any  separate   trustee  or  co-trustee  may  at  any  time  constitute  the
Indenture  Trustee,  its agent or  attorney-in-fact  with full  power  and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Indenture on its  behalf  and in its  name.  If any  separate  trustee  or  co-trustee  shall  die,  become incapable of acting, resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

        Section 6.11  Eligibility;  Disqualification.  The  Indenture  Trustee  shall  at  all times satisfy the  requirements of TIAss.310(a).  The Indenture  Trustee shall have a combined capital and surplus of at least  $50,000,000 as set forth in its most recent  published annual report of condition  and it or its parent shall have a long-term  debt rating of "A" or better by Moody's.  The Indenture  Trustee shall comply with TIAss.310(b);  provided,  however,  that there shall be excluded  from the  operation of TIAss.310(b)(1)  any  indenture or  indentures under  which other  securities  of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in TIAss.310(b)(1) are met.

        Section 6.12  Preferential   Collection  of  Claims  Against  Issuer.   The  Indenture
Trustee shall comply with TIAss.311(a),  excluding any creditor  relationship  listed in TIAss.
311(b).  An Indenture  Trustee  that has  resigned or been  removed  shall be subject to TIAss.
311(a) to the extent indicated.

        Section 6.13  Representations   and   Warranties.   The   Indenture   Trustee   hereby
represents and warrants that:

               (a)The  Indenture  Trustee  is duly  organized,  validly  existing  and in good standing as a national  banking  association  with power and  authority to own its  properties and to conduct its  business  as such  properties  are  currently  owned and such  business is currently conducted.

               (b)The  Indenture  Trustee has the power and  authority  to execute and deliver this  Indenture and to carry out its terms;  and the  execution,  delivery and  performance of this Indenture have been duly authorized by the Indenture  Trustee by all necessary  corporate action.

               (c)The  consummation  of the  transactions  contemplated  by this Indenture and the  fulfillment of the terms hereof do not conflict with,  result in any breach of any of the terms and  provisions  of, or constitute  (with or without  notice or lapse of time) a default under,  the articles of  organization  or bylaws of the Indenture  Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

               (d)To the Indenture  Trustee's  best  knowledge,  there are no  Proceedings  or investigations  pending  or  threatened  before  any court,  regulatory  body,  administrative agency or other governmental  instrumentality  having  jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this  Indenture,  (B) seeking to prevent the consummation  of any of the  transactions  contemplated  by this  Indenture or (C) seeking any determination  or ruling that might  materially  and adversely  affect the  performance by the
Indenture  Trustee of its  obligations  under,  or the  validity  or  enforceability  of, this
Indenture.

               (e)The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in  Section 8-302  of the UCC in effect in the State of Delaware)  with respect to the Mortgage Loans.

        Section 6.14  Directions  to  Indenture  Trustee.  The  Indenture  Trustee  is  hereby directed:

               (a)to accept  the  pledge  of the  Mortgage  Loans  and hold the  assets of the
Trust in trust for the Noteholders and the Enhancer;

               (b)to authenticate  and deliver the Notes  substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

               (c)to take all other  actions as shall be  required to be taken by the terms of this Indenture.

        Section 6.15  Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its
individual  or any other  capacity,  may become the owner or  pledgee of  Securities  with the same rights it would have if it were not Indenture Trustee.

                                         ARTICLE VII

                                Noteholders' Lists and Reports

        Section 7.01  Issuer  to  Furnish   Indenture   Trustee   Names  and   Addresses  of
Noteholders.  The Issuer shall furnish or cause to be furnished to the  Indenture  Trustee (a)
not more than  five  days  after  each  Record  Date,  a list,  in such form as the  Indenture
Trustee may  reasonably  require,  of the names and  addresses of the  Noteholders  as of such
Record  Date,  and (b) at such other  times as the  Indenture  Trustee  and the  Enhancer  may request in writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of  similar  form and  content  as of a date not more than 10 days prior to the time such list is  furnished;  provided,  however,  that  for so long as the  Indenture  Trustee  is the Note
Registrar, no such list need be furnished.

        Section 7.02  Preservation of Information; Communications to Noteholders.

               (a)The  Indenture  Trustee  shall  preserve,   in  as  current  a  form  as  is
reasonably  practicable,  the names and  addresses  of the  Noteholders  contained in the most recent list furnished to the Indenture  Trustee as provided in Section 7.01  and the names and addresses  of the  Noteholders  received  by the  Indenture  Trustee in its  capacity  as Note
Registrar.  The  Indenture  Trustee may destroy any list  furnished  to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

               (b)Noteholders   may   communicate   pursuant   to   TIAss. 312(b)   with  other
Noteholders  and the Enhancer  with respect to their rights under this  Indenture or under the
Notes.

               (c)The Issuer,  the  Indenture  Trustee and the Note  Registrar  shall have the protection of TIAss. 312(c).

        Section 7.03  Reports by Issuer.

               (a)The Issuer shall:

                      (i)    file  with  the  Indenture  Trustee,  within  15 days  after  the
        Issuer is required to file the same with the Commission,  copies of the annual reports and the  information,  documents  and other reports (or copies of such portions of any of the  foregoing  as the  Commission  may from time to time by rules and  regulations prescribe)  that the Issuer may be  required to file with the  Commission  pursuant to
        Section 13 or 15(d) of the Exchange Act;

                      (ii)   file  with  the  Indenture   Trustee  and  the   Commission,   in
        accordance with rules and regulations  prescribed from time to time by the Commission, such additional  information,  documents and reports with respect to compliance by the
        Issuer with the  conditions  and  covenants of this  Indenture as may be required from time to time by such rules and regulations; and

                      (iii)  supply  to the  Indenture  Trustee  (and  the  Indenture  Trustee
        shall  transmit by mail to all  Noteholders  described in TIAss. 313(c)) such summaries of any information,  documents and reports required to be filed by the Issuer pursuant to  clauses (i)  and  (ii)  of  this  Section 7.03(a)  and by  rules  and  regulations prescribed from time to time by the Commission.

               (b)Unless  the  Issuer  otherwise  determines,  the  fiscal  year of the Issuer shall end on December 31 of each year.

        Section 7.04  Reports by  Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each January 1, beginning  with January 1, 2007,  the Indenture  Trustee shall make available  to each  Noteholder  as required by TIAss.313(c) and to the Enhancer a brief report dated as of such date that  complies  with TIAss.313(a).  The  Indenture  Trustee  also  shall comply with TIAss.313(b).

        A copy of each report at the time of its  distribution  to Noteholders  shall be filed by the Indenture Trustee with the Commission,  if required,  and each stock exchange,  if any, on which the Notes are  listed.  The Issuer  shall  notify the  Indenture  Trustee if and when the Notes are listed on any stock exchange.

        Section 7.05  Exchange Act Reporting.  In connection  with the  preparation and filing of periodic  reports by the Servicer  pursuant to Article IV of the Servicing  Agreement,  the
Indenture  Trustee shall timely  provide to the Servicer (I) a list of Holders as shown on the
Note  Register or  Certificate  Register as of the end of each calendar  year,  (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims,  charges or complaints  involving the Indenture Trustee,  as indenture trustee hereunder,  or the Trust
Estate that are received by the  Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Indenture Trustee,  have been submitted to a vote of the  Holders,  other  than those  matters  that have been  submitted  to a vote of the
Holders at the request of the  Depositor  or the  Servicer,  and (IV) notice of any failure of the  Indenture  Trustee  to make any  payment  to the  Holders as  required  pursuant  to this
Indenture.   The  Indenture  Trustee  shall  not  have  any  liability  with  respect  to  the
Servicer's  failure to properly  prepare or file such periodic  reports and the Servicer shall not have any  liability  with  respect  to such  failure  resulting  from or  relating  to the
Servicer's  inability or failure to obtain any  information  not resulting from the Servicer's own negligence or willful misconduct.

                                         ARTICLE VIII

                             Accounts, Disbursements and Releases

        Section 8.01  Collection  of Money.  Except as otherwise  expressly  provided  herein, the  Indenture  Trustee may demand  payment or  delivery  of, and shall  receive and  collect, directly and without  intervention  or assistance  of any fiscal agent or other  intermediary, all money and other  property  payable to or receivable by the Indenture  Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or performance  under any agreement or instrument  that is part of the Trust  Estate,  the Indenture  Trustee may take such action as may be  appropriate to enforce  such  payment  or  performance,  including  the  institution  and  prosecution  of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a
Default  or Event of Default  under this  Indenture  and any right to  proceed  thereafter  as provided in Article V.

        Section 8.02  Trust Accounts.

               (a)On or prior to the  Closing  Date,  the  Issuer  shall  cause the  Indenture
Trustee to establish and maintain,  in the name of the Indenture  Trustee,  for the benefit of the Noteholders,  the Certificate Paying Agent, on behalf of the  Certificateholders,  and the
Enhancer, the Note Payment Account as provided in Section 3.01 of this Indenture.

               (b)All  monies  deposited  from  time  to  time  in the  Note  Payment  Account pursuant to the Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the Noteholders,  the Enhancer and the Certificate  Paying Agent, on behalf of the  Certificateholders,  and all investments  made with such monies,  including all income or other gain from such  investments,  are for the  benefit of the  Servicer  as  provided  in
Section 5.01 of the Servicing Agreement.

        On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment  Account to the  Noteholders  in respect of the Notes and, in its capacity as Certificate Paying Agent, to the  Certificateholders  from the Distribution  Account in the
order  of   priority   set  forth  in   Section 3.05   (except  as   otherwise   provided   in
Section 5.04(b)) and in accordance with the Servicing Certificate.

        The Indenture  Trustee shall invest any funds in the Note Payment Account in Permitted
Investments  selected  in writing by the  Servicer  maturing  no later than the  Business  Day preceding the next  succeeding  Payment Date (except that any  investment  in the  institution with which the Note Payment  Account is maintained  may mature on such Payment Date) and shall not be sold or disposed of prior to the  maturity.  In addition,  such  Permitted  Investments shall not be  purchased  at a price in excess of par.  The  Indenture  Trustee  shall  have no liability whatsoever for investment losses on Permitted  Investments,  if such investments are made in  accordance  with the  provisions of this  Indenture and the Indenture  Trustee is not the obligor under the Permitted Investment.

        Section 8.03  Officer's  Certificate.  The  Indenture  Trustee  shall receive at least seven  days'  notice  when  requested  by the  Issuer to take any action  pursuant  to Section
8.05(a),  accompanied by copies of any instruments to be executed,  and the Indenture  Trustee shall also  require,  as a condition to such action,  an  Officer's  Certificate,  in form and substance  satisfactory  to the  Indenture  Trustee,  stating  the  legal  effect  of any such action,  outlining  the  steps  required  to  complete  the  same,  and  concluding  that  all conditions precedent to the taking of such action have been complied with.

        Section 8.04  Termination  Upon  Distribution to  Noteholders.  This Indenture and the
respective  obligations and  responsibilities  of the Issuer and the Indenture Trustee created hereby shall  terminate upon the  distribution  to the  Noteholders,  the  Certificate  Paying
Agent on behalf of the  Certificateholders  and the Indenture  Trustee of all amounts required to be distributed  pursuant to Article III and the  distribution to the Credit Enhancer of all amounts  owing to it;  provided,  however,  that in no event  shall the trust  created  hereby continue  beyond the expiration of 21 years from the death of the survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.  James's,
living on the date hereof.

        Section 8.05  Release of Trust Estate.

               (a)Subject  to the  payment  of its fees,  expenses  and  indemnification,  the
Indenture  Trustee  may,  and  when  required  by the  provisions  of  this  Indenture  or the
Servicing  Agreement,  shall,  execute  instruments to release  property from the lien of this
Indenture,  or convey the  Indenture  Trustee's  interest  in the same,  in a manner and under circumstances  that are not  inconsistent  with the  provisions of this  Indenture.  No Person relying  upon an  instrument  executed by the  Indenture  Trustee as provided in Article  VIII hereunder  shall be bound to ascertain the  Indenture  Trustee's  authority,  inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

               (b)The  Indenture  Trustee  shall,  at such  time  as  (i) there  are no  Notes
Outstanding,  (ii) all sums due the Indenture  Trustee  pursuant to this  Indenture  have been paid and  (iii) all  sums due the Enhancer  have been paid and the Policy has been returned to the Credit  Enhancer,  release any  remaining  portion of the Trust  Estate  that  secured the
Notes from the lien of this Indenture.

               (c)The  Indenture  Trustee  shall  release  property  from  the  lien  of  this
Indenture  pursuant to this  Section 8.05  only upon receipt of an Issuer Request  accompanied by an Officers'  Certificate  and a letter from the Enhancer  stating that the Enhancer has no objection to such request from the Issuer.

               (d)The  Indenture   Trustee  shall,  at  the  request  of  the  Issuer  or  the
Depositor,  surrender  the Policy to the  Enhancer  for  cancellation,  upon final  payment of principal of and interest on the Notes.

        Section 8.06  Surrender of Notes Upon Final  Payment.  By acceptance of any Note,  the
Noteholder  thereof agrees to surrender such Note to the Indenture Trustee promptly,  prior to such Noteholder's receipt of the final payment thereon.

                                          ARTICLE IX

                                   Supplemental Indentures

        Section 9.01  Supplemental Indentures Without Consent of Noteholders.

               (a)Without the consent of the  Noteholders of any Notes,  but with prior notice to the Rating  Agencies and the prior  written  consent of the Enhancer  (which  consent shall not be unreasonably  withheld and so long as no Enhancer Default  exists),  the Issuer and the
Indenture  Trustee,  when authorized by an Issuer Request,  at any time and from time to time, may  enter  into one or more  indentures  supplemental  hereto  (which  shall  conform  to the provisions of the Trust  Indenture Act as in force at the date of the execution  thereof),  in form satisfactory to the Indenture Trustee, for any of the following purposes:

                      (i)    to correct or amplify  the  description  of any  property  at any time subject to the lien of this  Indenture,  or better to assure,  convey and confirm unto the  Indenture  Trustee any  property  subject or required to be subjected to the lien of this  Indenture,  or to  subject  to the  lien  of this  Indenture  additional property;

                      (ii)   to evidence the  succession,  in compliance  with the  applicable provisions  hereof,  of another  Person to the Issuer,  and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                      (iii)  to add to the  covenants  of the  Issuer,  for the benefit of the
        Noteholders or the Enhancer,  or to surrender any right or power herein conferred upon the Issuer;

                      (iv)   to convey,  transfer,  assign, mortgage or pledge any property to or with the Indenture Trustee;

                      (v)    to cure any  ambiguity,  to  correct  any error or to  correct or supplement  any  provision  herein  or in  any  supplemental  indenture  that  may  be inconsistent with any other provision herein or in any supplemental indenture;

                      (vi)   to  make  any  other   provisions  with  respect  to  matters  or
        questions  arising under this Indenture or in any  supplemental  indenture;  provided, that such action  shall not  materially  and  adversely  affect the  interests  of the
        Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

                      (vii)  to evidence  and provide for the  acceptance  of the  appointment hereunder  by a successor  trustee  with  respect to the Notes and to add to or change any of the  provisions  of this  Indenture  as shall be necessary  to  facilitate  the administration  of the trusts  hereunder  by more than one  trustee,  pursuant  to the requirements of Article VI; or

                      (viii) to modify,  eliminate or add to the  provisions of this Indenture to such extent as shall be necessary  to effect the  qualification  of this  Indenture under TIA or under any similar  federal statute  hereafter  enacted and to add to this
        Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture  shall be entered  into  unless the
Indenture  Trustee  shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

        The  Indenture  Trustee  is hereby  authorized  to join in the  execution  of any such supplemental  indenture and to make any further  appropriate  agreements and stipulations that may be therein contained.

               (b)The  Issuer  and  the  Indenture  Trustee,  when  authorized  by  an  Issuer
Request,  may,  without  the  consent of any  Noteholder  but with prior  notice to the Rating
Agencies and the Enhancer,  enter into an indenture or indentures  supplemental hereto for the purpose of adding any  provisions  to, or  changing  in any manner or  eliminating  any of the provisions  of, this  Indenture or of  modifying  in any manner the rights of the  Noteholders under this  Indenture;  provided,  however,  that such action  shall not, as  evidenced  by an
Opinion  of  Counsel,  (i) adversely  affect in any  material  respect  the  interests  of any
Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

        Section 9.02  Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and
the Indenture  Trustee,  when authorized by an Issuer  Request,  may, with prior notice to the
Rating  Agencies and with the consent of the Enhancer and the  Noteholders  of not less than a majority of the Note Balances  affected  thereby,  by Act (as defined in Section 10.03 hereof)
of  such  Noteholders  delivered  to the  Issuer  and the  Indenture  Trustee,  enter  into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions to, or changing  in any  manner  or  eliminating  any of the  provisions  of,  this  Indenture  or of modifying  in any  manner  the  rights of the  Noteholders  under  this  Indenture;  provided, however,  that no such supplemental  indenture shall, without the consent of the Noteholder of each Note affected thereby:

               (a)change the date of payment of any  installment  of  principal of or interest on any Note,  or reduce the  principal  amount  thereof or the Note Rate  thereon,  change the provisions of this Indenture  relating to the  application of collections  on, or the proceeds of the sale of, the Trust  Estate to payment of  principal  of or  interest  on the Notes,  or change  any  place  of  payment  where,  or the coin or  currency  in  which,  any Note or the interest  thereon is payable,  or impair the right to institute  suit for the  enforcement  of the provisions of this Indenture  requiring the  application of funds available  therefor,  as provided  in  Article V,  to the  payment of any such  amount due on the Notes on or after the respective due dates thereof;

               (b)reduce the percentage of the Note Balances,  the consent of the  Noteholders of which is required for any such  supplemental  indenture,  or the consent of the Noteholders of which is required for any waiver of compliance  with certain  provisions of this  Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (c)modify or alter the  provisions  of the  proviso  to the  definition  of the term  "Outstanding"  or  modify  or  alter  the  exception  in  the  definition  of  the  term
"Noteholder";

               (d)reduce the  percentage of the aggregate  Note Balance of the Notes  required to direct the  Indenture  Trustee to direct the Issuer to sell or  liquidate  the Trust Estate pursuant to Section 5.04;

               (e)modify  any   provision  of  this   Section 9.02   except  to  increase  any
percentage  specified  herein  or to  provide  that  certain  additional  provisions  of  this
Indenture  or the other Basic  Documents  cannot be modified or waived  without the consent of the Noteholder of each Note affected thereby;

               (f)modify any of the  provisions of this  Indenture in such manner as to affect the  calculation  of the amount of any payment of interest or principal due on any Note on any
Payment  Date  (including  the  calculation  of any  of  the  individual  components  of  such calculation); or

               (g)permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust Estate or,  except as otherwise permitted or  contemplated  herein,  terminate  the lien of this  Indenture on any property at any time subject  hereto or deprive the  Noteholder  of any Note of the  security  provided by the lien of this  Indenture;  and provided  further,  that such action shall not, as evidenced by an Opinion of Counsel,  cause the Issuer to be subject to an entity  level tax or cause any
Adverse REMIC Event.

        The Indenture  Trustee may in its discretion  determine whether or not any Notes would be affected by any  supplemental  indenture  and any such  determination  shall be  conclusive upon the  Noteholders  of all Notes,  whether  theretofore  or  thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee  shall not be liable for any such  determination made in good faith.

        It  shall  not be  necessary  for any Act (as  defined  in  Section 10.03  hereof)  of
Noteholders   under  this  Section 9.02  to  approve  the  particular  form  of  any  proposed supplemental  indenture,  but it shall be  sufficient  if such Act shall approve the substance thereof.

        Promptly  after  the  execution  by  the  Issuer  and  the  Indenture  Trustee  of any
supplemental  indenture  pursuant to this  Section 9.02,  the Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such  amendment or  supplemental  indenture  relates a notice  setting  forth in general  terms the  substance of such  supplemental  indenture.  Any failure of the  Indenture  Trustee to mail such  notice,  or any  defect  therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 9.03  Execution of Supplemental  Indentures.  In executing,  or permitting the additional trusts created by, any supplemental  indenture  permitted by this Article IX or the modification  thereby of the trusts created by this Indenture,  the Indenture Trustee shall be entitled  to receive  and,  subject to Sections  6.01 and 6.02,  shall be fully  protected  in relying  upon,  an  Opinion  of  Counsel  stating  that  the  execution  of such  supplemental indenture is  authorized  or  permitted  by this  Indenture.  The  Indenture  Trustee may, but shall not be  obligated  to,  enter into any such  supplemental  indenture  that  affects  the
Indenture  Trustee's own rights,  duties,  liabilities  or immunities  under this Indenture or otherwise.

        Section 9.04  Effect  of   Supplemental   Indenture.   Upon  the   execution   of  any
supplemental  indenture pursuant to the provisions  hereof,  this Indenture shall be and shall be deemed to be  modified  and  amended  in  accordance  therewith  with  respect to the Notes affected  thereby,  and the respective  rights,  limitations of rights,  obligations,  duties, liabilities  and immunities  under this Indenture of the Indenture  Trustee,  the Issuer,  the
Enhancer  and  the  Noteholders  shall  thereafter  be  determined,   exercised  and  enforced
hereunder  subject in all respects to such  modifications  and  amendments,  and all the terms and  conditions of any such  supplemental  indenture  shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        Section 9.05  Conformity  with Trust  Indenture Act. Every amendment of this Indenture and every  supplemental  indenture  executed  pursuant to this Article IX shall conform to the requirements  of TIA as in effect at the time of such  amendment or supplement so long as this
Indenture shall then be qualified under TIA.

        Section 9.06  Reference in Notes to Supplemental  Indentures.  Notes authenticated and delivered after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required  by the  Indenture  Trustee,  shall,  bear a notation in form  approved by the
Indenture  Trustee  as to any  matter  provided  for in such  supplemental  indenture.  If the
Issuer or the Indenture  Trustee shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee and the Issuer,  to any such  supplemental  indenture may be prepared  and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture
Trustee in exchange for Outstanding Notes.

                                          ARTICLE X

                                        Miscellaneous

        Section 10.01 Compliance Certificates and Opinions, etc.

               (a)Upon any  application  or request by the Issuer to the Indenture  Trustee to take any  action  under any  provision  of this  Indenture,  the Issuer  shall  furnish to the
Indenture  Trustee  and  to  the  Enhancer  (i) an  Officer's  Certificate  stating  that  all conditions  precedent,  if any, provided for in this Indenture relating to the proposed action have been  complied  with and (ii) an  Opinion of Counsel  stating that in the opinion of such counsel all such conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application  or  request as to which the  furnishing  of such  documents  is specifically  required by any  provision  of this  Indenture,  no  additional  certificate  or opinion need be furnished.

        Every  certificate or opinion with respect to compliance  with a condition or covenant provided for in this Indenture shall include:

                      (i)    a statement  that each  signatory of such  certificate or opinion has read or has  caused to be read such  covenant  or  condition  and the  definitions herein relating thereto;

                      (ii)   a brief  statement as to the nature and scope of the  examination or investigation  upon which the statements or opinions  contained in such certificate or opinion are based;

                      (iii)  a statement  that,  in the opinion of each such  signatory,  such signatory has made such  examination or  investigation  as is necessary to enable such signatory  to express an  informed  opinion  as to  whether  or not such  covenant  or condition has been complied with;

                      (iv)   a  statement  as  to  whether,   in  the  opinion  of  each  such
        signatory, such condition or covenant has been complied with; and

                      (v)    if the signer of such  certificate  or opinion is  required to be
        Independent, the statement required by the definition of the term "Independent."

               (b)(i) Prior to the deposit of any  Collateral or other  property or securities with the  Indenture  Trustee  that is to be made the basis for the release of any  property or securities  subject  to the lien of this  Indenture,  the Issuer  shall,  in  addition  to any obligation  imposed  in  Section 10.01(a)  or  elsewhere  in this  Indenture,  furnish  to the
Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person signing such  certificate  as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                      (ii)   Whenever  the Issuer is  required  to  furnish  to the  Indenture
        Trustee an  Officer's  Certificate  certifying  or stating  the  opinion of any signer thereof as to the  matters  described  in  clause (i)  above,  the  Issuer  shall also deliver to the Indenture  Trustee an  Independent  Certificate as to the same matters, if the fair value to the Issuer of the  securities to be so deposited and of all other such  securities  made  the  basis  of  any  such  withdrawal  or  release  since  the commencement  of the  then-current  fiscal  year of the  Issuer,  as set  forth in the certificates  delivered  pursuant to clause (i) above and this clause (ii),  is 10% or more of the aggregate  Note Balance of the Notes,  but such a certificate  need not be furnished  with respect to any  securities so deposited,  if the fair value thereof to the Issuer as set forth in the related  Officer's  Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                      (iii)  Whenever any property or  securities  are to be released from the lien of  this  Indenture,  the  Issuer  shall  furnish  to the  Indenture  Trustee  an
        Officer's  Certificate  certifying or stating the opinion of each person  signing such certificate  as to the fair value  (within 90 days of such release) of the property or securities  proposed to be released and stating that in the opinion of such person the proposed  release will not impair the security under this  Indenture in  contravention of the provisions hereof.

                      (iv)   Whenever  the Issuer is  required  to  furnish  to the  Indenture
        Trustee an  Officer's  Certificate  certifying  or stating  the  opinion of any signer thereof as to the matters  described  in clause  (iii)  above,  the Issuer  shall also furnish to the Indenture Trustee an Independent  Certificate as to the same matters if the fair value of the property or  securities  and of all other  property,  other than property as contemplated  by clause (v) below or securities  released from the lien of this Indenture since the commencement of the then-current  calendar year, as set forth in the  certificates  required by clause (iii) above and this clause (iv),  equals 10%
        or more of the aggregate Note Balance of the Notes,  but such  certificate need not be furnished  in the case of any  release of  property  or  securities  if the fair value thereof as set forth in the  related  Officer's  Certificate  is less than  $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                      (v)    Notwithstanding  the foregoing,  this Section  10.01(b) shall not apply to (A) collection  upon,  sales or other  dispositions  of the Mortgage Loans as and to the extent  permitted  or required by the Basic  Documents or (B) the making of cash  payments  out of the Note  Payment  Account  as and to the extent  permitted  or required by the Basic Documents,  so long as the Issuer shall deliver to the Indenture
        Trustee every six months,  commencing  December 31, 2006, an Officer's  Certificate of the Issuer stating that all the  dispositions  of Collateral  described in clauses (A)
        or (B) above that occurred  during the  preceding six calendar  months (or such longer period,  in the case of the  first  such  Officer's  Certificate)  were  permitted  or required  by the  Basic  Documents  and that the  proceeds  thereof  were  applied  in accordance with the Basic Documents.

        Section 10.02 Form of Documents Delivered to Indenture Trustee.

        In any case where  several  matters are required to be certified  by, or covered by an opinion of, any specified  Person,  it is not necessary that all such matters be certified by, or covered by the opinion of, only one such  Person,  or that they be so  certified or covered by only one  document,  but one such  Person may  certify or give an opinion  with  respect to some matters and one or more other such Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any  certificate  or  opinion  of an  Authorized  Officer  of the Issuer may be based, insofar as it relates to legal matters,  upon a certificate or opinion of, or  representations by,  counsel,  unless such officer knows,  or in the exercise of reasonable  care should know, that the  certificate  or opinion or  representations  with  respect to the matters upon which his  certificate  or opinion is based are  erroneous.  Any such  certificate  of an Authorized
Officer or Opinion of Counsel may be based,  insofar as it relates to factual matters,  upon a certificate  or opinion  of, or  representations  by, an officer or  officers of any Seller or the Issuer,  stating  that the  information  with  respect to such  factual  matters is in the possession  of any Seller or the Issuer,  unless such  counsel  knows,  or in the  exercise of reasonable care should know, that the certificate or opinion or  representations  with respect to such matters are erroneous.

        Where any  Person is  required  to make,  give or  execute  two or more  applications, requests,  consents,  certificates,  statements,  opinions  or other  instruments  under  this
Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this  Indenture,  in connection  with any  application  or  certificate or report to the  Indenture  Trustee,  it is provided  that the Issuer shall deliver any document as a  condition  of  the  granting  of  such  application,  or as  evidence  of  the  Issuer's compliance  with any term hereof,  it is intended that the truth and accuracy,  at the time of the granting of such  application or at the effective  date of such  certificate or report (as the case may be),  of the facts and  opinions  stated in such  document  shall in such case be conditions  precedent  to the right of the Issuer to have such  application  granted or to the sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's  right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

        Section 10.03 Acts of Noteholders.

               (a)Any request, demand,  authorization,  direction,  notice, consent, waiver or other action  provided by this Indenture to be given or taken by  Noteholders  may be embodied in and  evidenced by one or more  instruments  of  substantially  similar tenor signed by such
Noteholders in person or by agents duly appointed in writing;  and except as herein  otherwise expressly  provided such action shall become  effective  when such  instrument or  instruments are delivered to the Indenture  Trustee,  and, where it is hereby expressly  required,  to the
Issuer.  Such  instrument  or  instruments  (and the action  embodied  therein  and  evidenced thereby)  are  herein  sometimes  referred  to as the "Act" of the  Noteholders  signing  such instrument  or  instruments.  Proof  of  execution  of any  such  instrument  or of a  writing appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

               (b)The fact and date of the  execution by any person of any such  instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

               (c)The ownership of Notes shall be proved by the Note Register.

               (d)Any request, demand,  authorization,  direction,  notice, consent, waiver or other  action by the  Noteholder  of any Note shall bind the  Noteholder  of every Note issued upon the  registration  thereof or in  exchange  therefor  or in lieu  thereof,  in respect of anything  done,  omitted  or  suffered  to be done by the  Indenture  Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 10.04 Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Enhancer  and Rating
Agencies. Any request,  demand,  authorization,  direction,  notice, consent, waiver or Act of
Noteholders or other  documents  provided or permitted by this  Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of
Noteholders is to be made upon, given or furnished to or filed with:

               (a)the  Indenture  Trustee  by  any  Noteholder  or  by  the  Issuer  shall  be sufficient  for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the Indenture  Trustee at its Corporate  Trust Office with a copy to JPMorgan Chase Bank,
National  Association,  227 W. Monroe Street,  Chicago,  Illinois 60606. The Indenture Trustee
shall promptly transmit any notice received by it from the Noteholders to the Issuer,

               (b)the  Issuer  by  the  Indenture  Trustee  or  by  any  Noteholder  shall  be sufficient for every purpose hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer  addressed  to:  GMACM Home  Equity  Loan Trust  2006-HE2,  in care of the Owner
Trustee,  or at any other address previously  furnished in writing to the Indenture Trustee by the  Issuer.  The  Issuer  shall  promptly  transmit  any  notice  received  by  it  from  the
Noteholders to the Indenture Trustee, or

               (c)the  Enhancer by the Issuer,  the  Indenture  Trustee or by any  Noteholders
shall be  sufficient  for every  purpose  hereunder  to in  writing  and  mailed,  first-class postage  pre-paid,  or personally  delivered or telecopied to:  Financial  Guaranty  Insurance
Company,  125  Park  Avenue,  New  York,  New  York  10017,   Attention:   Structured  Finance
Surveillance  (GMACM Home Equity Loan Trust 2006-HE2),  telecopier number (212) 312-3220.  The
Enhancer  shall  promptly  transmit any notice  received by it from the Issuer,  the Indenture
Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

        Notices  required  to be given to the Rating  Agencies by the  Issuer,  the  Indenture
Trustee  or the  Owner  Trustee  shall  be in  writing,  personally  delivered  or  mailed  by certified  mail,  return receipt  requested,  to (i) in the case of Moody's,  at the following address:  Moody's Investors Service,  Inc., ABS Monitoring  Department,  99 Church Street, New
York,  New York 10007 and  (ii) in the case of Standard & Poor's,  at the  following  address:
Standard & Poor's,  55 Water Street,  New York, New York 10041-0003,  Attention:  Asset Backed
Surveillance  Department;  or, as to each of the foregoing  Persons,  at such other address as shall be designated by written notice to the other foregoing Persons.

        Section 10.05 Notices to  Noteholders;  Waiver.  Where this  Indenture  provides for a
Notice,  certificate,  opinion,  report or  similar  delivery  to be given to any  transaction party or to a Rating Agency,  a copy of such document shall be  contemporaneously  sent to the
Enhancer.  Where this Indenture  provides for notice to Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise herein  expressly  provided) if in writing and mailed,  first-class,  postage  prepaid to each  Noteholder  affected by such  event,  at such
Person's  address as it appears on the Note Register,  not later than the latest date, and not earlier than the earliest date,  prescribed  for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither  the  failure  to mail such  notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the  sufficiency of such notice  with  respect to other  Noteholders,  and any notice that is mailed in the manner herein provided shall  conclusively be presumed to have been duly given  regardless of whether such notice is in fact actually received.

        Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the  equivalent of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such filing shall not be a condition  precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the  suspension of regular mail service as a result of a strike, work  stoppage or similar  activity,  it shall be  impractical  to mail notice of any event to
Noteholders  when such  notice is  required  to be given  pursuant  to any  provision  of this
Indenture,  then any manner of giving such notice as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice  shall not affect any other  rights or  obligations  created  hereunder,  and shall not under any circumstance constitute an Event of Default.

        Section 10.06 Alternate Payment and Notice Provisions.  Notwithstanding  any provision of this  Indenture  or any of the  Notes  to the  contrary,  the  Issuer  may  enter  into any agreement  with any Noteholder  providing for a method of payment,  or notice by the Indenture
Trustee  to  such  Noteholder,  that  is  different  from  the  methods  provided  for in this
Indenture  for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement  and the Indenture  Trustee  shall cause  payments to be made and notices to be given in accordance with such agreements.

        Section 10.07 Conflict  with Trust  Indenture  Act. If any  provision  hereof  limits, qualifies or conflicts with another  provision  hereof that is required to be included in this
Indenture by any of the provisions of TIA, such required provision shall control.

        The provisions of TIAss.ss. 310  through 317 that impose duties on any Person  (including the  provisions  automatically  deemed  included  herein  unless  expressly  excluded  by this
Indenture)  are a part of and  govern  this  Indenture,  whether or not  physically  contained herein.

        Section 10.08 Effect of  Headings.  The Article and  Section  headings  herein are for convenience only and shall not affect the construction hereof.

        Section 10.09 Successors  and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its  successors  and  assigns,  whether so expressed or not. All  agreements of the Indenture  Trustee in this  Indenture  shall bind its  successors, co-trustees and agents.

        Section 10.10 Severability.  In case any  provision in this  Indenture or in the Notes shall be held invalid,  illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

        Section 10.11 Benefits  of  Indenture.  Nothing  in this  Indenture  or in the  Notes, express  or  implied,  shall  give to any  Person,  other  than the  parties  hereto and their successors  hereunder,  and the  Noteholders,  the  Enhancer,  and  any  other  party  secured hereunder,  and any other Person with an ownership  interest in any part of the Trust  Estate, any  benefit  or any legal or  equitable  right,  remedy or claim  under this  Indenture.  The
Enhancer shall be a third party beneficiary of this Indenture.

        Section 10.12 Legal  Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then  (notwithstanding  any other  provision of the Notes or this
Indenture)  payment  need not be made on such  date,  but may be made on the  next  succeeding
Business  Day with the same  force and effect as if made on the date on which  nominally  due, and no interest shall accrue for the period from and after any such nominal date.

        Section 10.13 GOVERNING  LAW.  THIS  AGREEMENT  AND THE NOTES SHALL BE GOVERNED BY AND
CONSTRUED  IN  ACCORDANCE  WITH  THE LAWS OF THE  STATE OF NEW  YORK,  WITHOUT  REGARD  TO THE
CONFLICT OF LAW  PRINCIPLES  THEREOF,  OTHER THAN  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK
GENERAL  OBLIGATIONS  LAW, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 10.14 Counterparts.   This   Indenture  may  be  executed  in  any  number  of
counterparts,  each of which so  executed  shall be  deemed  to be an  original,  but all such counterparts shall together constitute but one and the same instrument.

        Section 10.15 Recording  of  Indenture.  If this  Indenture is subject to recording in any appropriate public recording  offices,  such recording is to be effected by the Issuer and at its  expense  accompanied  by an Opinion  of Counsel  (which  counsel  shall be  reasonably acceptable to the  Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection  of the  Noteholders  or any other  Person  secured  hereunder  or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

        Section 10.16 Issuer  Obligation.  No recourse may be taken,  directly or  indirectly, with respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on
the  Notes  or  under  this  Indenture  or any  certificate  or  other  writing  delivered  in connection  herewith or therewith,  against (i) the Indenture  Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed (it being  understood  that the  Indenture  Trustee and the
Owner  Trustee  have no such  obligations  in their  respective  individual  capacities),  and except  that any such  partner,  owner or  beneficiary  shall be fully  liable,  to the extent
provided  by  applicable  law,  for  any  unpaid   consideration  for  stock,  unpaid  capital
contribution  or  failure  to pay any  installment  or call  owing  to  such  entity.  For all purposes of this  Indenture,  in the  performance  of any duties or  obligations of the Issuer hereunder,  the Owner  Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

        Section 10.17 No Petition.  The Indenture  Trustee,  by entering into this  Indenture, and each  Noteholder,  by its acceptance of a Note,  hereby  covenant and agree that they will not at any time  institute  against the  Depositor or the Issuer,  or join in any  institution against  the  Depositor  or  the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state  bankruptcy or similar law in connection with any obligations  relating to the Notes, this Indenture or any of the other Basic Documents.

        Section 10.18 Inspection.  The Issuer  agrees that, on  reasonable  prior  notice,  it shall  permit  any  representative  of the  Indenture  Trustee,  during  the  Issuer's  normal business  hours,  to examine all the books of account,  records,  reports and other  papers of the  Issuer,  to make  copies  and  extracts  therefrom,  to cause such books to be audited by
Independent  certified public accountants,  and to discuss the Issuer's affairs,  finances and
accounts  with  the  Issuer's   officers,   employees,   and  Independent   certified   public
accountants,  all at such reasonable  times and as often as may be reasonably  requested.  The
Indenture  Trustee shall and shall cause its  representatives  to hold in confidence  all such information  except  to the  extent  disclosure  may be  required  by law (and all  reasonable applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture  Trustee may  reasonably  determine  that such  disclosure  is  consistent  with its obligations hereunder.

                                          ARTICLE XI

                                       REMIC Provisions

        Section 11.01 REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Estate, as set forth in Section 2.06 of the Trust Agreement, as three REMICs under the Code and, if necessary, under applicable state law, in accordance with Section 2.06 of the Trust
Agreement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Securities are issued.  For the purposes of the REMIC elections in respect of the Trust Estate, Securities and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC will be set forth in Section 11.03.  The REMIC Administrator and the Indenture
Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in each REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.  The REMIC Administrator shall prepare and file or distribute such forms as may be required under the Code and related Treasury
Regulations with respect to any payments of Interest Carry Forward Amounts to the holders of the Class A-IO Notes consistent with their treatment as payments pursuant to an interest rate cap agreement for federal tax purposes. The REMIC Administrator may assume that such interest rate cap contract has a value of zero.

(b)     The Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC I and
REMIC II  as  designated  in Section  11.03  below,  the Trust  Estate  within the  meaning of
Section 860G(a)(9) of the Code.

(c)     GMAC Mortgage  Corporation  shall hold a Class R Certificate  representing  at least a
0.01%  Percentage  Interest in each Class of the Class R Certificates  and shall be designated as "the tax matters  person" with respect to each REMIC in the manner  provided under Treasury
regulations   ss.1.860F-4(d)    and    Treasury     regulations   ss.301.6231(a)(7)-1.     The
REMIC Administrator,  on behalf of the Tax  Matters  Partner,  shall (i) act on behalf of each
REMIC in  relation  to  any  tax  matter  or  controversy   involving  the  Trust  Estate  and
(ii) represent  the Trust Estate in any administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing  authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or  accountants'  fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Estate and the  REMIC Administrator  shall be  entitled  to  reimbursement  therefor  out of  amounts attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account  unless such legal expenses and costs are incurred by reason of the  REMIC Administrator's  willful  misfeasance, bad faith or gross negligence.

(d)     The  REMIC Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are  required  with  respect  to each  REMIC created  hereunder  and,  if approval  therefore is received from the applicable  District Director of the Internal Revenue
Service,  shall sign and file such returns in a timely  manner and,  otherwise,  shall,  shall deliver  such Tax Returns in a timely  manner to the Owner  Trustee,  if the Owner  Trustee is required to sign such returns in  accordance  with Section  5.03 of the Trust  Agreement,  and shall sign (if the Owner  Trustee is not so  required)  and file such Tax  Returns in a timely manner.  The expenses of  preparing  such  returns  shall be borne by the  REMIC Administrator without any right of  reimbursement  therefor.  The  REMIC Administrator  agrees to  indemnify and hold  harmless the Owner  Trustee  with  respect to any tax or liability  arising from the
Owner  Trustee's  signing of Tax Returns  that  contain  errors or  omissions.  The  Indenture
Trustee and Servicer shall promptly provide the  REMIC Administrator  with such information as the  REMIC Administrator  may from  time to time  request  for the  purpose  of  enabling  the
REMIC Administrator to prepare Tax Returns.

(e)     The  REMIC Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Indenture
Trustee,   and  the   Indenture   Trustee   shall   forward   to  the   Noteholders   and  the
Certificateholders,  such  information  or  reports  as  are  required  by  the  Code  or  the
REMIC Provisions  including  reports relating to interest,  original issue discount and market discount  or premium  (using the  Prepayment  Assumption)  and (iii) to the  Internal  Revenue
Service  the name,  title,  address and  telephone  number of the person who will serve as the representative of each REMIC.

(f)     The Servicer and the REMIC Administrator  shall take such actions and shall cause each
REMIC created  hereunder to take such actions as are  reasonably  within the Servicer's or the
REMIC Administrator's  control and the scope of its duties more  specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a  REMIC under  the
REMIC Provisions   (and  the   Indenture   Trustee   shall   assist  the   Servicer   and  the
REMIC Administrator,   to  the  extent   reasonably   requested   by  the   Servicer  and  the
REMIC Administrator  to do so). The Servicer and the  REMIC Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Estate to take any action or fail to take
(or fail to cause to be taken) any action  reasonably  within their  respective  control that, under the  REMIC Provisions,  if taken or not taken,  as the case may be,  could (i)  endanger the status of any  portion of any of the REMICs as a REMIC or  (ii)  result in the  imposition of a tax  upon  any of the  REMICs  (including  but  not  limited  to  the  tax on  prohibited transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a
REMIC set  forth in Section  860G(d) of the Code)  (either  such  event,  in the absence of an
Opinion  of  Counsel  or  the  indemnification  referred  to in  this  sentence,  an  "Adverse
REMIC Event") unless the Servicer or the REMIC Administrator,  as applicable,  has received an
Opinion  of Counsel  (at the  expense  of the party  seeking  to take such  action or, if such party fails to pay such expense, and the Servicer or the  REMIC Administrator,  as applicable, determines  that  taking  such  action is in the best  interest  of the Trust  Estate  and the
Noteholders and the  Certificateholders,  at the expense of the Trust Estate,  but in no event at the expense of the Servicer,  the  REMIC Administrator,  the Owner Trustee or the Indenture
Trustee)  to the  effect  that  the  contemplated  action  will  not,  with  respect  to  each
REMIC created    hereunder,    endanger   such   status   or,   unless   the   Servicer,   the
REMIC Administrator  or both,  as  applicable,  determine in its or their sole  discretion  to indemnify the Trust Estate against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken  because the timing of such action  might result in the  imposition  of a tax on the Trust  Estate,  or may only be taken  pursuant to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Estate,  such action may  nonetheless be taken provided that the indemnity  given in the  preceding  sentence  with  respect to any taxes that might be imposed on the Trust Estate has been  given and that all  other  preconditions  to the  taking  of such  action  have been satisfied.  The Indenture  Trustee  shall not take or fail to take any action  (whether or not authorized  hereunder)  as to which the Servicer or the  REMIC Administrator,  as  applicable, has  advised it in writing  that it has  received  an Opinion of Counsel to the effect that an
Adverse  REMIC Event  could occur with  respect to such action.  In addition,  prior to taking any  action  with  respect  to any of the  REMICs  created  hereunder  or any  related  assets thereof,  or causing any of the REMICs to take any action,  which is not  expressly  permitted under the terms of this  Agreement,  the  Indenture  Trustee will consult with the Servicer or the REMIC Administrator,  as applicable,  or its designee, in writing, with respect to whether such action  could cause an Adverse  REMIC Event  to occur with  respect to any of the REMICs, and the  Indenture  Trustee  shall not take any such action or cause either  REMIC to take any such action as to which the Servicer or the  REMIC Administrator,  as applicable,  has advised
it  in   writing   that  an  Adverse   REMIC Event   could   occur.   The   Servicer   or  the
REMIC Administrator,  as applicable, may consult with counsel to make such written advice, and the cost of same  shall be  borne by the  party  seeking  to take  the  action  not  expressly permitted  by  this  Agreement,  but  in no  event  at the  expense  of  the  Servicer  or the
REMIC Administrator.  At all times as may be required by the Code,  the  Servicer  will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially  all of the  assets  of each  REMIC created  hereunder  as  "qualified mortgages"  as  defined in  Section  860G(a)(3)  of the Code and  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any of the
REMICs  created  hereunder as defined in Section  860F(a)(2)  of the Code, on "net income from foreclosure  property" of any of the REMICs as defined in Section  860G(c) of the Code, on any contributions  to any of the  REMICs  after the  Startup  Day  therefor  pursuant  to  Section
860G(d) of the Code, or any other tax is imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the  Servicer,  if such tax arises out of or  results  from a  breach  by the  Servicer  of  any of its  obligations  under  this
Agreement  or the  Servicer  has in its sole  discretion  determined  to  indemnify  the Trust
Estate against such tax, (ii) to the Indenture  Trustee,  if such tax arises out of or results from a breach  by the  Trustee  of any of its  obligations  under  this  Article  XI, or (iii)
otherwise  against  amounts on deposit in the  Custodial  Account and on the  Payment  Date(s)
following  such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the accrued interest due on each Class entitled thereto on a pro rata basis.

(h)     The  Indenture  Trustee  and the  Servicer  shall,  for federal  income tax  purposes, maintain  books and records with respect to each  REMIC created  hereunder on a calendar  year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following  the Startup  Day,  neither the  Servicer nor the  Indenture  Trustee  shall accept any  contributions of assets to any of the REMICs created  hereunder unless (subject to
Section  11.01(f))  the Servicer and the  Indenture  Trustee shall have received an Opinion of
Counsel (at the  expense of the party  seeking to make such  contribution)  to the effect that the  inclusion  of such  assets in such  REMIC will  not  cause  any of the  REMICs to fail to qualify as a REMIC at any time that any Notes or  Certificates  are outstanding or subject any of the  REMICs  to any tax  under  the  REMIC Provisions  or other  applicable  provisions  of federal, state and local law or ordinances.

(j)     Neither the Servicer nor the Trustee shall  (subject to Section  11.01(f))  enter into any  arrangement  by which any of the REMICs  created  hereunder  will  receive a fee or other compensation  for  services  nor permit any of the REMICs to receive  any income  from  assets other than  "qualified  mortgages" as defined in Section  860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,
the "latest possible  maturity date" by which the Certificate  Principal Balance of each Class of Notes and  Certificates  representing  a regular  interest in the  applicable  REMIC is the
Final Payment Date.

(l)     Within 30 days after the Closing Date, the REMIC Administrator  shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC)  and  Issuers  of  Collateralized  Debt  Obligations"  for  each
REMIC created hereunder.

(m)     Neither the Indenture  Trustee nor the Servicer  shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in connection  with (i) the default,  imminent  default or foreclosure of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of any of the REMICs  created  hereunder,  (iii) the  termination of the  applicable  REMIC pursuant  to
Section 8.02  of the Trust  Agreement  or (iv) a purchase  of Mortgage  Loans  pursuant to the
Purchase  Agreement) nor acquire any assets for any of the REMICs,  nor sell or dispose of any investments  in the  Custodial  Account  or the  Payment  Account  for  gain  nor  accept  any contributions  to any of the REMICs  after the Closing  Date unless it has received an Opinion of Counsel  that such  sale,  disposition,  substitution  or  acquisition  will not (a) affect adversely  the  status  of any of the  REMICs  as a  REMIC or  (b)  unless  the  Servicer  has determined in its sole  discretion to indemnify the Trust Estate  against such tax,  cause any
REMIC to be subject to a tax on "prohibited  transactions" or "contributions"  pursuant to the
REMIC Provisions.

(n)     The  Indenture  Trustee  will apply for an  employer  identification  number  from the
Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

        Section 11.02 Servicer, REMIC Administrator and Indenture Trustee Indemnification.

               The   Indenture   Trustee   agrees  to   indemnify   the  Trust   Estate,   the
REMIC Administrator  and the Servicer for any taxes and costs including,  without  limitation, any reasonable  attorneys fees imposed on or incurred by the Trust Estate or the Servicer,  as a result of a breach of the  Indenture  Trustee's  covenants set forth in Article VIII or this
Article XI.

               The  REMIC Administrator  agrees to indemnify the Trust  Estate,  the Servicer, the  Depositor,  the  Owner  Trustee  and the  Indenture  Trustee  for  any  taxes  and  costs
(including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Estate, the Depositor,  GMACM Mortgage Corporation,  the Servicer, the Owner Trustee
or the Indenture Trustee, as a result of a breach of the  REMIC Administrator's  covenants set forth in this  Article XI with  respect to  compliance  with the  REMIC Provisions,  including without  limitation,  any penalties arising from the Owner Trustee's  execution of Tax Returns prepared by the  REMIC Administrator  that contain  errors or  omissions;  provided,  however, that such  liability  will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the  REMIC Administrator  by the  Servicer in which case
Section 11.02(c) will apply.

               The Servicer  agrees to indemnify  the Trust Estate,  the  REMIC Administrator, the Owner  Trustee  and the  Indenture  Trustee  for any taxes and costs  (including,  without limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Estate,  the
REMIC Administrator,  the Owner Trustee or the Indenture  Trustee,  as a result of a breach of the  Servicer's  covenants  set forth in this  Article  XI or in Article  III with  respect to compliance with the  REMIC Provisions,  including  without  limitation,  any penalties arising from the Indenture  Trustee's  execution of Tax Returns  prepared by the Servicer that contain errors or omissions.

        Section 11.03 Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate (but excluding the Pre-Funding Account and the Capitalized Interest Account), and subject to this Agreement (including the Mortgage
Loans, as set forth in Section 2.06 of the Trust Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular Interests as a
REMIC ("REMIC II") for federal income tax purposes.

        The REMIC I  Regular  Interests  will be "regular  interests" in REMIC I and the Class
R-I  Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class
R-II Certificates will be the sole class of "residual interests" therein for purposes of the
REMIC Provisions (as defined herein) under federal income tax law.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE2, as Issuer

                                            By:  WILMINGTON TRUST COMPANY, not in its
                                                 individual capacity but solely as Owner
                                                 Trustee

                                            By: __________________________________________
                                                 Name:
                                                 Title:

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
                                            Indenture Trustee

                                            By: __________________________________________
                                                 Name:
                                                 Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
hereby accepts appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By: _______________________________________
        Name:
        Title:

Signatures and Seals

STATE OF _______________     )
                             )       ss.:
COUNTY OF _____________      )

        On this ___ day of June 2006, before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of Wilmington Trust Company, the Owner Trustee, one of the
corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal;
that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

               ___________________________
               Notary Public

Acknowledgements

STATE OF _______________     )
                             ) ss.:
COUNTY OF _____________      )

        On this ___ day of June 2006, before me personally appeared __________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________; that he/she is the ___________ of JPMorgan Chase Bank, National Association as Indenture Trustee,
one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

              ______________________
               Notary Public

NOTORIAL SEAL

                                         EXHIBIT A-1
                  FORM OF CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS A-4 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF
TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.
OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY
PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS NOTE IS A "REGULAR  INTEREST" IN A "REAL
ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE
OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON
THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE
SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF
THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER
BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY
THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF
ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE
EXEMPTION IS AVAILABLE.

GMACM Home Equity Loan-Backed Term Note, Class A-[__]

Registered

Initial Note Balance:  $[   ]

No. A-[__]-__

Note Rate:  [____%]

CUSIP NO. [  ]

                            GMACM HOME EQUITY LOAN TRUST 2006-HE2

        GMACM Home Equity Loan Trust 2006-HE2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [_______________] Dollars ($[_______________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all A-[__] Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-[__] Notes (the
"Notes") pursuant to Section 3.05 of the indenture dated as of June 29, 2006 (the
"Indenture"), between the Issuer and JPMorgan Chase Bank, National Association as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in May 2036, to the extent not previously paid on a prior Payment Date.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Class of Notes for the Interest Period.

        This Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company (the "Enhancer").

        Principal of and interest on this Note are payable in such coin or currency of the
United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture
Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to herein, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its
GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE2 (the "Series 2006-HE2 Notes"), all
issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2006-HE2 Notes.  The
Series 2006-HE2 Notes are subject to all terms of the Indenture.

        The Series 2006-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on July 25, 2006, as described in the Indenture.  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in May 2036 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date.  Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of
Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the
Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such
Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code.  Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any
Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the
Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the
Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution"
meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other
"signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or
the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner
Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture
Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such
Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group,
Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the
Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the
Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the
Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture
Trustee and the rights of the Noteholders of the Series 2006-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the
Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies.  The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the
Voting Rights of the Series 2006-HE2 Notes, on behalf of the Noteholders of all Series
2006-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The
Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series
2006-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the
Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the
Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the
Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the
State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the
Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the
Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase
Bank, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an
Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

                                   [Signature Page Follows]

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE2

                                            By:  WILMINGTON TRUST COMPANY, not in its
                                                 individual capacity but solely as Owner
                                                 Trustee

Dated:  June 29, 2006

                                            By:  ________________________________
                                                          Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                            not in its individual capacity but solely as
                                            Indenture Trustee

                                            By: _________________________________
                                                          Authorized Signatory

Dated: June 29, 2006

                                          ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

  ________________________________________________________________________________________
                                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
___________________________________________________________________________________________,
attorney,  to transfer said Note on the books kept for registration  thereof,  with full power of substitution in the premises.

Dated: ______________                              ______________________________*/
                                                   Signature Guaranteed:

                                                   ______________________________*/

*       NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                          EXHIBIT A
                                        FORM OF NOTES

UNLESS  THIS  NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE  ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.
OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE
OUTSTANDING  PRINCIPAL  AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON
THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE DEPOSITOR,  THE
SERVICER,  THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR GMAC MORTGAGE  GROUP,  INC. OR ANY OF
THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS  EXPRESSLY  PROVIDED IN THE  INDENTURE  OR THE OTHER
BASIC DOCUMENTS.

                            GMACM HOME EQUITY LOAN TRUST 2006-HE2

                         GMACM Home Equity Loan-Backed Note, Class A

Registered                                                       Initial Note Balance:
                                                                 $_________

No. A-__                                                         Note Rate:  Variable

                                                                 CUSIP NO. _________

        GMACM Home Equity Loan Trust  2006-HE2,  a statutory trust duly organized and existing under  the laws of the State of  Delaware  (herein  referred  to as the  "Issuer"),  for value received,  hereby promises to pay to Cede & Co. or its registered  assigns,  the principal sum of  __________________dollars  ($_________),  payable on each  Payment Date in an amount equal to the pro rata portion  allocable  hereto (based on the Initial Note Balance  specified above and the  Initial  Note  Balance  of all Class A-__  Notes) of the  aggregate  amount,  if any, payable  from the Note  Payment  Account  in respect  of  principal  of the Class A Notes (the
"Notes")  pursuant  to  Section  3.05  of  the  indenture  dated  as of  June  29,  2006  (the
"Indenture"),  between the Issuer and JPMorgan Chase Bank, National Association,  as indenture trustee (the "Indenture  Trustee");  provided,  however,  provided however,  the entire unpaid principal  amount of this Note shall be due and payable on the Payment  Date  occurring in May
2036, in each case,  to the extent not  previously  paid on a prior Payment Date.  Capitalized terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in
Appendix A to the Indenture.

        Interest on the Notes will be paid  monthly on each  Payment Date at the Note Rate for the related  Interest  Period  subject to limitations  that may result in Interest  Shortfalls
(as further  described in the  Indenture).  Interest on this Note will accrue for each Payment
Date from the most recent  Payment  Date on which  interest  has been paid (in the case of the first Payment  Date,  from the Closing  Date) to but  excluding  such Payment  Date.  Interest will be  computed  on the basis of the  actual  number of days in each  Interest  Period and a year assumed to consist of 360 days.

        Principal  of and  interest  on this Note are  payable in such coin or currency of the
United  States of America as at the time of payment is legal  tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied first to  interest  due and  payable  on this Note as  provided  above and then to the  unpaid principal of this Note.

        Unless the  certificate  of  authentication  hereon has been executed by the Indenture
Trustee whose name appears below by manual  signature,  this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer,  designated as its
GMACM Home Equity  Loan-Backed  Notes,  Series  2006-HE2 (the "Series  2006-HE2  Notes"),  all
issued  under the  Indenture,  to which  Indenture  and all  indentures  supplemental  thereto reference is hereby made for a statement of the respective  rights and obligations  thereunder of the Issuer,  the Indenture  Trustee and the Noteholders of the Series  2006-HE2 Notes.  The
Series 2006-HE2 Notes are subject to all terms of the Indenture.

        The Series  2006-HE2  Notes (the "Notes") are and will be equally and ratably  secured by the collateral pledged as security therefor as provided in the Indenture.

        This Note is entitled to the benefits of an irrevocable  and  unconditional  financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

        Principal  of and  interest  on this  Note  will be  payable  on  each  Payment  Date, commencing  on July 25,  2006,  as  described  in the  Indenture.  "Payment  Date"  means  the twenty-fifth  day of each  month,  or, if any such date is not a Business  Day,  then the next succeeding Business Day.

        Unless an Early  Amortization  Event (as defined in the Indenture) shall have occurred and be continuing,  it is expected that the entire unpaid  principal amount of this Note shall be due and payable on the related  Targeted  Final Payment Date in  accordance  with the terms
of  the   Indenture,   to  the  extent  not   previously   paid  on  a  prior   Payment  Date.
Notwithstanding  the foregoing,  the entire unpaid  principal amount of this Note shall be due and payable in full on the Payment Date in [August  2035]  pursuant to the  Indenture,  to the extent not  previously  paid on a prior Payment Date.  Notwithstanding  the  foregoing,  if an
Event of Default  shall have  occurred and be  continuing,  then the  Indenture  Trustee,  the
Enhancer or the  Noteholders of Notes  representing  not less than a majority of the aggregate
Note  Balance of the Notes,  with the  consent of the  Enhancer,  may  declare the Notes to be immediately  due and payable in the manner  provided  in Section  5.02 of the  Indenture.  All principal  payments on the Notes shall be made pro rata to the  Noteholders  of Notes entitled thereto.

        Any  installment  of  interest  or  principal,  if any,  payable  on any Note  that is punctually  paid or duly  provided for by the Issuer on the  applicable  Payment Date shall be paid to the related  Noteholder on the  preceding  Record Date, by wire transfer to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture  Trustee as of the  preceding  Record  Date  or,  if no  such  instructions  have  been  delivered  to the
Indenture  Trustee,  by check or money order to such  Noteholder  mailed to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such
Noteholder on such Payment Date pursuant to such Noteholder's Notes;  provided,  however, that the Indenture  Trustee  shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder  by the Code.  Any  reduction  in the  principal  amount of this  Note  (or  any one or more  predecessor  Notes)  effected  by any  payments  made on any
Payment  Date  shall be  binding  upon all  future  Noteholders  of this  Note and of any Note issued upon the  registration  of transfer  hereof or in  exchange  hereof or in lieu  hereof, whether or not noted  hereon.  If funds are  expected  to be  available,  as  provided  in the
Indenture,  for payment in full of the then remaining  unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee,  in the name of and on behalf of the Issuer,  will notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding such Payment Date by notice  mailed or  transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture  and subject to certain  limitations  set forth  therein, the transfer of this Note may be registered  on the Note Register upon  surrender of this Note for  registration  of transfer at the Corporate  Trust Office of the Indenture  Trustee,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the
Indenture Trustee duly executed by, the Noteholder  hereof or such Noteholder's  attorney duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution"
meeting the  requirements  of the Note Registrar,  which  requirements  include  membership or participation in the Securities  Transfer Agent's  Medallion  Program  ("STAMP") or such other
"signature  guarantee  program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,  STAMP,  all in accordance  with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal  amount will be issued to the  designated  transferee  or  transferees.  No service  charge will be charged for any  registration  of  transfer or exchange  of this Note,  but the Note  Registrar  shall require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each  Noteholder or Beneficial  Owner of a Note, by its  acceptance of a Note,  or, in the case of a  Beneficial  Owner of a Note,  a beneficial  interest in a Note,  covenants  and agrees  that  no  recourse  may  be  taken,  directly  or  indirectly,  with  respect  to  the obligations of the Issuer,  the Owner  Trustee,  the Sellers,  the Servicer,  the Depositor or
the  Indenture  Trustee  on the  Notes or under  the  Indenture  or any  certificate  or other writing  delivered in connection  therewith,  against (i) the  Indenture  Trustee or the Owner
Trustee in its individual  capacity,  (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner,  beneficiary,  agent, officer, director or employee of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed  and except  that any such  partner,  owner or  beneficiary shall be fully liable,  to the extent provided by applicable law for any unpaid  consideration for stock,  unpaid  capital  contribution  or failure to pay any  installment or call owing to such entity.

        Each Noteholder or Beneficial  Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture that such  Noteholder or Beneficial  Owner will not at any  time  institute  against  the  Depositor  or the  Issuer,  or join in any  institution against  the  Depositor  or  the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any  obligations  relating to the Notes,  the Indenture or the other Basic Documents.

        The Issuer has entered into the  Indenture  and this Note is issued with the intention that, for federal,  state and local income,  single  business and franchise tax purposes,  the
Notes will qualify as  indebtedness  of the Issuer.  Each  Noteholder  by its  acceptance of a
Note (and each  Beneficial  Owner of a Note by its  acceptance  of a beneficial  interest in a
Note),  agrees to treat the Notes for federal,  state and local  income,  single  business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee  and any agent of the Issuer or the  Indenture  Trustee  may treat the
Person in the name of which this Note is registered (as of the day of  determination  or as of such other date as may be specified in the  Indenture)  as the owner hereof for all  purposes, whether or not this Note be overdue,  and none of the  Issuer,  the  Indenture  Trustee or any such agent shall be affected by notice to the contrary.

        The  Indenture  permits,  with certain  exceptions  therein  provided,  the  amendment thereof and the  modification  of the rights and  obligations  of the Issuer and the Indenture
Trustee and the rights of the  Noteholders  of the Series  2006-HE2  Notes under the Indenture at any time by the Issuer and the  Indenture  Trustee with the consent of the Enhancer and the
Noteholders  of Notes  representing a majority of the aggregate Note Balance of the Notes then
Outstanding  and with  prior  notice to the  Rating  Agencies.  The  Indenture  also  contains provisions  permitting the  Noteholders  of Notes  representing  specified  percentages of the
Note  Balances  of the  Series  2006-HE2  Notes,  on behalf of the  Noteholders  of all Series
2006-HE2  Notes,  to waive  compliance by the Issuer with certain  provisions of the Indenture and certain past  defaults  under the Indenture  and their  consequences.  Any such consent or waiver  by the  Noteholder  of this  Note  (or any one of more  predecessor  Notes)  shall  be conclusive and binding upon such  Noteholder and upon all future  Noteholders of this Note and of any Note issued upon the  registration  of transfer hereof or in exchange hereof or in lieu hereof  whether  or not  notation  of such  consent  or waiver is made  upon  this  Note.  The
Indenture  also permits the Issuer and the  Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of  Noteholders of the Series
2006-HE2  Notes  issued  thereunder  but with  prior  notice to the  Rating  Agencies  and the
Enhancer.

        The term  "Issuer" as used in this Note includes any successor or the Issuer under the
Indenture.

        The Issuer is permitted by the  Indenture,  under certain  circumstances,  to merge or consolidate,  subject to the rights of the  Indenture  Trustee  and the  Noteholders  of Notes
under the Indenture.

        The Notes are issuable only in  registered  form in  denominations  as provided in the
Indenture, subject to certain limitations therein set forth.

        This Note and the  Indenture  shall be  construed in  accordance  with the laws of the
State  of  New  York,  without  reference  to  its  conflicts  of  law  provisions,   and  the
obligations,  rights and remedies of the parties  hereunder and thereunder shall be determined in accordance with such laws.

        No  reference  herein  to the  Indenture  and no  provision  of  this  Note  or of the
Indenture  shall  alter  or  impair  the  obligation  of the  Issuer,  which is  absolute  and unconditional,  to pay the  principal  of and  interest  on this Note at the times,  place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary  notwithstanding,  except as expressly provided in the
Basic Documents,  none of Wilmington Trust Company in its individual capacity,  JPMorgan Chase
Bank, National  Association.  in its individual  capacity,  any owner of a beneficial interest in  the  Issuer,  or  any of  their  respective  partners,  beneficiaries,  agents,  officers, directors,  employees  or  successors  or assigns  shall be  personally  liable for, nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or the  performance  of,  or  the  failure  to  perform,  any of the  covenants,  obligations  or indemnifications  contained in the  Indenture.  The Noteholder of this Note, by its acceptance hereof,  agrees that, except as expressly  provided in the Basic Documents,  in the case of an
Event of Default under the Indenture,  such Noteholder  shall have no claim against any of the foregoing  for any  deficiency,  loss or claim  therefrom;  provided,  however,  that  nothing contained  herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations  and  undertakings  contained  in the
Indenture or in this Note.

        The  Servicer  shall have the right to  purchase  from the Issuer all of the  Mortgage
Loans and related REO  Property if the  aggregate  Note Balance of the Notes as of any Payment
Date is less than 10% of the  aggregate  Note  Balance  of the Notes as of the  Closing  Date,
(provided  that a draw on the  Policy  would  not  occur  as a  result  of such  purchase  and
provided  further  that  the  purchase  price  will  provide   sufficient  funds  to  pay  the
outstanding  Note Balance and accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be  distributed  to the  Securityholders),  at a price equal to 100%
of the aggregate unpaid Principal  Balance of all such remaining  Mortgage Loans, plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates thereon up to the date
preceding   the  Payment   Date  on  which  such  amounts  are  to  be   distributed   to  the
Securityholders  (and  in the  case  of  REO  Property,  the  fair  market  value  of the  REO
Property),  plus any  amounts  due and owing to the  Enhancer  under the  Insurance  Agreement related to the  Mortgage  Loans or the Notes (and any unpaid  Servicing  Fee  relating  to the
Mortgage  Loans shall be deemed to have been paid at such time),  plus any Interest  Shortfall and interest owed thereon to the Noteholders.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on behalf  of the  Issuer  and not in its individual capacity, has caused this Note to be duly executed.

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE2

                                            By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                                 individual   capacity  but  solely  as  Owner
                                                 Trustee

Dated:  ___________________

                                            By:  _______________________________________________
                                                          Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                            JPMorgan Chase Bank, National Association.,
                                            not in its individual capacity but solely as
                                            Indenture Trustee

Dated:  ___________________

                                            By: ________________________________________________
                                                          Authorized Signatory

                                          ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
__________________________________________________________________________________________
                                 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
___________________________,   attorney,   to  transfer  said  Note  on  the  books  kept  for
registration thereof, with full power of substitution in the premises.

Dated: ___________________                  ______________________________________*/
                                            Signature Guaranteed:

                                             _____________________________________ */

*       NOTICE:  The  signature  to this  assignment  must  correspond  with  the  name of the registered  owner as it  appears  on the face of the  within  Term  Note in every  particular, without alteration,  enlargement or any change whatever.  Such signature must be guaranteed by an "eligible  guarantor  institution"  meeting the  requirements of the Note Registrar,  which requirements  include membership or participation in STAMP or such other "signature  guarantee program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                          EXHIBIT B
                         FORM OF RULE 144A INVESTMENT REPRESENTATION

                   Description of Rule 144A Securities, including numbers:
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________

        The  undersigned  buyer (the  "Buyer"),  intends to acquire  the Rule 144A  Securities described above from the seller (the "Seller").

        1.     In  connection  with  such  transfer  and in  accordance  with  the  agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the
following   facts:   Neither  the  Seller  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  form, or otherwise  approached or negotiated  with  respect  to  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that  would  constitute  a public  offering  of the Rule  144A  Securities  under the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A  Securities  a  violation  of Section 5 of the 1933 Act or require  registration pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other  than the Buyer or  another  "qualified  institutional  buyer" as  defined  in Rule 144A under the 1933 Act.

        2.     The Buyer  warrants  and  represents  to, and  covenants  with,  the  Indenture
Trustee  and the  Issuer  (as  defined  in the  indenture  dated  as of  June  29,  2006  (the
"Indenture"),  between GMACM Home Equity Loan Trust  2006-HE2,  as Issuer,  and JPMorgan Chase
Bank, National Association,  as Indenture Trustee,  pursuant to Section 4.02 of the Indenture, as follows:

               a.     The  Buyer  understands  that the  Rule  144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

               b.     The Buyer considers  itself a substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business  matters that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
        Securities.

               c.     The Buyer has been  furnished  with all  information  regarding the Rule
        144A  Securities  that it has requested from the Seller,  the Indenture  Trustee,  the
        Owner Trustee or the Servicer.

               d.     Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
        Securities,  any interest in the Rule 144A  Securities or any other  similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A  Securities  or any other  similar  security  with,  any person  in  any  manner,  or  made  any  general  solicitation  by  means  of  general advertising or in any other manner,  or taken any other action,  that would constitute a public offering of the Rule 144A Securities  under the 1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it  authorize  any person to act, in such  manner  with  respect to the Rule 144A
        Securities.

               e.     The Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule  144A  under  the  1933  Act  and  has  completed  either  of  the  forms  of certification  to that  effect  attached  hereto  as Annex 1 or Annex 2. The  Buyer is aware  that  the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer is acquiring  the Rule 144A  Securities  for its own  account  or the  accounts  of other qualified  institutional  buyers,  understands  that such Rule 144A  Securities may be resold,  pledged  or  transferred  only (i) to a person  reasonably  believed  to be a qualified  institutional  buyer that  purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale, pledge or transfer  is  being  made in  reliance  on Rule  144A,  or (ii)  pursuant  to  another exemption from registration under the 1933 Act.

        3.     This document may be executed in one or more  counterparts and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS  WHEREOF,  the Buyer has  executed  this  document as of the date set forth below.

Print Name of Buyer

By:  _______________________________
Name:
Title:

Taxpayer Identification:

No.
Date:

                                                                          ANNEX 1 TO EXHIBIT B

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

        1.     As indicated below, the undersigned is the President,  Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

        2.     In  connection  with  purchases  by  the  Buyer,  the  Buyer  is  a  "qualified institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933, as amended  ("Rule  144A")  because (i) the Buyer  owned  and/or  invested on a  discretionary basis $______________________** in  securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the  criteria  in the  category marked below.

        ___    Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts or similar  statutory trust,  partnership,  or charitable organization described in Section 501(c)(3)
               of the Internal Revenue Code.

        ___    Bank. The Buyer (a) is a national bank or banking  institution  organized under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is  supervised by the State or territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

_______________
**  Buyer  must  own  and/or  invest  on  a  discretionary  basis  at  least  $100,000,000  in securities  unless  Buyer is a dealer,  and, in that case,  Buyer must own and/or  invest on a discretionary basis at least $10,000,000 in securities.

        ___    Savings  and Loan.  The Buyer (a) is a savings and loan  association,  building and loan  association,  cooperative  bank,  homestead  association  or  similar institution,  which is supervised and examined by a State or Federal  authority having  supervision over any such institutions or is a foreign savings and loan association  or equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

        ___    Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the
               Securities Exchange Act of 1934, as amended.

        ___    Insurance  Company.  The  Buyer  is an  insurance  company  whose  primary  and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten by insurance  companies and which is subject to supervision by the  insurance  commissioner  or a similar  official or agency of a state or territory or the District of Columbia.

        ___    State or Local  Plan.  The  Buyer is a plan  established  and  maintained  by a state,  its political  subdivisions,  or any agency or  instrumentality  of the state or its political subdivisions, for the benefit of its employees.

        ___    ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title
               I of the Employee Retirement Income Security Act of 1974, as amended.

        ___    Investment  Adviser.  The Buyer is an investment  adviser  registered under the
               Investment Advisers Act of 1940, as amended.

        ___    SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S.
               Small  Business  Administration  under  Section  301(c)  or (d)  of  the  Small
               Business Investment Act of 1958, as amended.

        ___    Business  Development  Company.  The Buyer is a business development company as defined  in Section  202(a)(22)  of the  Investment  Advisers  Act of 1940,  as
               amended.

        ___    Trust  Fund.  The  Buyer  is a trust  fund  whose  trustee  is a bank or  trust company  and whose  participants  are  exclusively  (a) plans  established  and
               maintained  by  a  State,  its  political   subdivisions,   or  any  agency  or
               instrumentality of the State or its political subdivisions,  for the benefit of its employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3.     The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are  Affiliated  with the  Buyer,  (ii)  securities  that are part of an  unsold allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

        4.     For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such  securities to the  Buyer  and  did  not  include  any  of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer  may have  included
securities  owned  by  subsidiaries  of  the  Buyer,   but  only  if  such   subsidiaries  are
consolidated  with  the  Buyer  in  its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the  investments of such  subsidiaries  are managed  under the  Buyer's  direction.  However,  such  securities  were not  included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

        5.     The Buyer  acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties  related to the Rule 144A  Securities  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___    ___          Will the Buyer be purchasing the Rule 144A
  Yes    No           Securities only for the Buyer's own account?

        6.     If the answer to the  foregoing  question is "no",  the Buyer agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the  account  of a third party  (including  any  separate  account)  in  reliance  on Rule  144A,  the Buyer  will only purchase  for the  account  of a third  party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for  a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps  contemplated by
Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7.     The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information  and conclusions  herein.  Until such notice is given,  the
Buyer's   purchase  of  Rule  144A  Securities   will  constitute  a  reaffirmation   of  this
certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  ___________________________
                                            Name:
                                            Title:

                                            Date:

                                                                          ANNEX 2 TO EXHIBIT B

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this certification is attached:

               1.     As indicated  below,  the undersigned is the President,  Chief Financial
Officer or Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule 144A")
because  Buyer is part of a Family of  Investment  Companies  (as defined  below),  is such an officer of the Adviser (as defined below).

               2.     In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as  defined  in SEC  Rule 144A  because  (i) the Buyer is an  investment company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the
Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities  (other  than the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment  Companies,  the cost of such  securities was used.

____    The Buyer owned  $________________  in securities (other than the excluded  securities referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

____    The Buyer is part of a Family of  Investment  Companies  which owned in the  aggregate
        $______________ in securities (other than the excluded  securities  referred to below)
        as of the end of the Buyer's most recent fiscal year (such amount being  calculated in accordance with Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies  (or  series  thereof)  that have the same  investment adviser or investment  advisers  (each,  an "Adviser") that are affiliated (by virtue of being majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser  is a majority owned subsidiary of the other).

               4.     The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar with  Rule 144A and  understands  that each of the parties to which this  certification  is made are  relying  and will  continue  to rely on the statements  made  herein  because  one or more  sales  to the  Buyer  will be in  reliance  on
Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

               6.     The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made of any changes in the information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:   ______________________________
                                            Name:
                                            Title:

                                            IF AN ADVISER:

                                            ____________________________________
                                            Print Name of Buyer

                                            Date:

                                          EXHIBIT C
                            FORM OF INVESTOR REPRESENTATION LETTER

                                    _______________ , 20__

               Re:    GMACM HOME EQUITY LOAN TRUST 2006-HE2
                      GMACM Home Equity Loan-Backed Variable Pay Revolving Note

Ladies and Gentlemen:

               [__________________]  (the  "Purchaser")  intends to purchase from  [_________]
(the  "Seller")  $[__________]  Variable  Pay  Revolving  Notes,  GMACM Home Equity Loan Trust
2006-HE2 (the "Notes"),  issued pursuant to the Indenture (the "Indenture"),  dated as of June
29, 2006 between GMACM Home Equity Loan Trust  2006-HE2,  as Issuer,  and JPMorgan Chase Bank,
National Association,  as Indenture Trustee (the "Indenture  Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the  Indenture.  The Purchaser hereby  certifies,  represents  and  warrants  to,  and  covenants  with,  the  Issuer and the
Indenture Trustee that:

               1.     The Purchaser  understands that (a) the Notes have not been and will not be registered or qualified  under the  Securities  Act of 1933, as amended (the "Act")
        or any state  securities  law,  (b) the  Depositor  is not  required to so register or qualify  the  Notes,  (c) the Notes may be resold  only if  registered  and  qualified pursuant to the provisions of the Act or any state  securities law, or if an exemption from such  registration  and  qualification is available,  (d) the Indenture  contains restrictions  regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

               2.     The Purchaser is acquiring the Notes for its own account for  investment only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
        investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes,  (b) able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"
        within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) a copy of the  Indenture  and (b) such  other  information  concerning  the
        Notes,  the Mortgage  Loans and the  Depositor as has been  requested by the Purchaser from the  Depositor  or the Seller and is  relevant  to the  Purchaser's  decision  to purchase  the Notes.  The  Purchaser  has had any  questions  arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

               5.     The  Purchaser  has not and  will not nor has it  authorized  or will it authorize any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any
        Note,  any  interest  in any Note or any other  similar  security to any person in any manner,  (b)  solicit  any offer to buy or to accept a  pledge,  disposition  of other transfer of any Note, any interest in any Note or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any Note, any interest in any Note or any other similar  security with any person in any manner,
        (d) make any  general  solicitation  by means of general  advertising  or in any other manner or (e) take any other  action,  that (as to any of (a) through (e) above) would constitute  a public  offering  of any Note  under  the Act,  that  would  render  the disposition  of any Note a violation  of Section 5 of the Act or any state  securities law,  or that would  require  registration  or  qualification  pursuant  thereto.  The
        Purchaser will not sell or otherwise  transfer any of the Notes,  except in compliance with the provisions of the Indenture.

               6.     The  Purchaser  will  comply  with  all  applicable  federal  and  state securities  laws,  and  with  the  terms  of the  Indenture,  in  connection  with any subsequent resale of the Notes by the Purchaser.

                                            Very truly yours,

                                             By:   ___________________
                                             Name:
                                             Title:

                                          EXHIBIT D
                                FORM OF TRANSFEROR CERTIFICATE

                                    _______________ , 20__

               Re:    GMACM HOME EQUITY LOAN TRUST 2006-HE2
                      GMACM Home Equity Loan-Backed Variable Pay Revolving Note

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in   connection   with  the  transfer  by
[___________________________]  (the "Seller") to  [___________________]  (the  "Purchaser") of
$[_______]  Variable  Pay  Revolving  Notes,  GMACM  Home  Equity  Loan  Trust  2006-HE2  (the
"Notes"),  issued  pursuant  to the  Indenture  (the  "Indenture"),  dated as of June 29, 2006 between GMACM Home Equity Loan Trust 2006-HE2,  as Issuer,  and JPMorgan Chase Bank,  National
Association,  as Indenture  Trustee (the "Indenture  Trustee").  All terms used herein and not otherwise  defined  shall have the  meanings  set forth in the  Indenture.  The Seller  hereby certifies,  represents  and  warrants to, and  covenants  with,  the Issuer and the  Indenture
Trustee that:

              Neither  the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred  any Note,  any interest in any Note or any other similar  security  to any  person  in any  manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition  or other  transfer of any Note, any interest in any Note or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or negotiated  with respect to any Note,  any interest in any Note or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by means of general advertising  or in any other manner,  or (e) has  taken any other  action,  that (as to any of
(a) through (e) above) would  constitute a distribution  of the Notes under the Securities Act of 1933 (the "Act"),  that would render the  disposition  of any Note a violation of Section 5 of the Act or any state  securities law, or that would require  registration or  qualification pursuant  thereto.  The  Seller  will not  act,  in any  manner  set  forth  in the  foregoing sentence  with  respect  to any  Note.  The  Seller  has not and will  not  sell or  otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                            Very truly yours,

                                            (Seller)

                                            By: _______________________________
                                            Name:
                                            Title:

                                                  APPENDIX A

                                                  DEFINITIONS

        Accrued Certificate  Interest:  With respect to the Class SB Certificates,  interest accrued during the related  Interest Period at the Certificate  Rate for such  Certificate on its Notional Amount for such Payment
Date.

        Addition  Notice:  With respect to the transfer of Subsequent  Mortgage Loans to the Issuer by a Seller
pursuant to Section 2.2  of the Purchase  Agreement (in  substantially  the form set forth in Exhibit 3 to such agreement),  a notice  given by the  respective  Seller to the Rating  Agencies,  the  Indenture  Trustee,  the
Enhancer and the Owner  Trustee,  which shall be given not later than seven  Business Days prior to the related
Subsequent  Transfer  Date,  of (i) the Seller's  designation  of Subsequent  Mortgage  Loans to be sold to the
Issuer and (ii) the aggregate  principal balance as of the Subsequent Cut-Off Date of such Subsequent  Mortgage
Loans.

        Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled  by or under common control  with  such  Person.  For  purposes  of this  definition,  "control"  means  the  power to  direct  the management and policies of a Person,  directly or indirectly,  whether through ownership of voting  securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

        Appraised Value:  With respect to any Mortgaged  Property,  either (x) the value as generally set forth in an appraisal of such Mortgaged  Property used to establish  compliance with the  underwriting  criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged  Property,  or (y)
if the sales price of such  Mortgaged  Property is  considered  in accordance  with the  underwriting  criteria applicable to the related  Mortgage  Loan,  the lesser of (i) the appraised  value referred to in (x) above and
(ii) the sales price of such Mortgaged Property.

        Assignment of Mortgage:  With respect to any Mortgage, an assignment,  notice of transfer or equivalent instrument,  in recordable form,  sufficient under the laws of the jurisdiction in which the related  Mortgaged
Property  is located to reflect  the  conveyance  of such  Mortgage,  which  assignment,  notice of transfer or equivalent  instrument  may be in the form of one or more blanket  assignments  covering  Mortgages  secured by
Mortgaged Properties located in the same jurisdiction.

        Authorized Newspaper:  A newspaper of general circulation in the Borough of Manhattan,  The City of New
York,  printed  in the  English  language  and  customarily  published  on each  Business  Day,  whether or not published on Saturdays, Sundays or holidays.

        Authorized  Officer:  With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner  Trustee in matters  relating to the Issuer and who is  identified  on the list of Authorized
Officers  delivered  by the Owner  Trustee to the  Indenture  Trustee on the Closing  Date (as such list may be modified or supplemented from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basic Documents:  The Trust Agreement,  the Indenture, the Purchase Agreement, the Insurance Agreement,
the Policy, the Servicing Agreement,  the Custodial Agreement,  any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

        Beneficial  Owner:  With respect to any Note,  the Person who is the  beneficial  owner of such Note as reflected  on the  books of the  Depository  or on the  books of a Person  maintaining  an  account  with  such
Depository  (directly  as  a  Depository  Participant  or  indirectly  through  a  Depository  Participant,  in accordance with the rules of such Depository).

        Billing Cycle:  With respect to any Mortgage Loan and Due Date,  the calendar month  preceding such Due
Date.

        Book-Entry  Notes:  Beneficial  interests in the Notes,  ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

        Business  Day:  Any  day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a day on  which  banking institutions  in the  States of New York,  Pennsylvania,  Delaware  or any State in which the  Corporate  Trust
Office are required or authorized by law to be closed.

        Capitalized  Interest Account:  The account  established and maintained pursuant to Section 3.19 of the
Servicing Agreement.

        Capitalized Interest  Requirement:  With respect to each Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding  Period,  the excess, if any of (i) the sum of
(A) the  amount of  interest  that  would  accrue at the Net WAC Rate for the  related  Interest  Period on the amount on deposit in the Pre-Funding  Account as of the close of business on the preceding  Payment Date (or as of the  Closing  Date,  in the case of the  first  Payment  Date)  and (B) the  amount  of any fees paid to the
Enhancer for the Policy,  over (ii) the amount of  reinvestment  earnings since the preceding  Payment Date (or the Closing Date, in the case of the first Payment Date) in the Pre-Funding Account.

        Certificate  Balance:  With respect to any Payment Date and the Class SB Certificates,  an amount equal
to  the  then   applicable   Certificate   Percentage   Interest  of  such   Certificate   multiplied   by  the
Overcollateralization Amount.

        Certificate  Distribution  Amount:  For any Payment  Date,  the amount,  if any,  distributable  on the
Certificates for such Payment Date pursuant to Section 3.05(a)(xv) of the Indenture.

        Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to  Section 3810(a)  of the
Statutory Trust Statute.

        Certificate  Paying Agent:  The  Certificate  Paying Agent  appointed  pursuant to  Section 3.10 of the
Trust Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Paying Agent.

        Certificate Percentage Interest:  With respect to any Payment Date and any Certificate,  the Percentage
Interest for such Certificate.

        Certificate  Rate:  With respect to the Class SB Certificates  and REMIC II Regular  Interest SB-IO and
any Payment Date, a rate per annum equal to the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (iii)  below,  and the  denominator  of which is the  aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests.  For purposes of calculating  the  Certificate  Rate for the Class SB  Certificates  and REMIC II Regular  Interest  SB-IO,  the
numerator is equal to the sum of the following components:

        (i)    the REMIC I  Remittance  Rate for  REMIC I Regular  Interest  LT1 minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

        (ii)   the REMIC I  Remittance  Rate for  REMIC I Regular  Interest  LT2 minus the SB-IO  Marker  Rate, applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC I Regular  Interest LT2;
and

         (iii) the REMIC I Remittance Rate for REMIC I Regular  Interest LT4 minus twice the SB-IO Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

        Certificate  Register:  The register  maintained by the Certificate  Registrar in which the Certificate
Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

        Certificate  Registrar:  The  Certificate  Registrar  appointed  pursuant to  Section 3.05 of the Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Registrar.

        Certificateholder:  The Person in whose name a Certificate  is registered in the  Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture Trustee
or any Affiliate of the Owner Trustee or the Indenture  Trustee shall be deemed not to be  outstanding  and the registered  holder will not be  considered a  Certificateholder  for  purposes of giving any  request,  demand, authorization,  direction,  notice,  consent or waiver  under the  Indenture or the Trust  Agreement;  provided that,  in  determining  whether the  Indenture  Trustee or the Owner Trustee shall be protected in relying upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver,  only Certificates that the
Indenture  Trustee or the Owner Trustee knows to be so owned shall be so  disregarded.  Owners of  Certificates that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee  establishes to the satisfaction of the Indenture  Trustee or the Owner Trustee,  as the case may be, the pledgee's right so to act with  respect  to such  Certificates  and that the  pledgee  is not the  Issuer,  any  other  obligor  upon the
Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

        Certificates:  The Collective the Class R and the Class SB Certificates.

        Class : With  respect to any Note,  all Notes that bear the same Class  designation,  (i.e.,  the Class
A-1  Notes as a group,  Class  A-2  Notes as a group,  Class  A-3 Notes as a group and the Class A-4 Notes as a group).  With respect to any Certificate,  all Certificates  that bear the same Class  designation,  (i.e., the
Class SB Certificates as a group,  Class R-I  Certificates as a group and Class R-II  Certificates as a group).
With respect to any Regular Interest, all Regular Interests that bear the same class designation.

        Class  A-1  Notes:  The Class A-1 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series  2006-HE2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

        Class  A-2  Notes:  The Class A-2 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series  2006-HE2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

        Class  A-3  Notes:  The Class A-3 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series  2006-HE2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

        Class  A-4  Notes:  The Class A-4 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series  2006-HE2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

        Class  Principal  Balance:  For each Class of Notes,  the Initial  Note  Balance  thereof as reduced on each  successive  Payment Date by principal  distributed  in respect  thereof on such Payment Date  pursuant to
Section 3.03 of the Servicing Agreement and Section 3.05 of the Indenture.

        Class R Certificates:  The Class R-I  Certificates and Class R-II  Certificates,  each as substantially in the form of  Exhibit I to the Trust  Agreement  and  entitled  to  distributions  as  provided  in the Trust
Agreement.

        Class SB  Certificates:  The Class SB Certificates  substantially in the form of Exhibit A to the Trust
Agreement and entitled to distributions as provided in the Trust Agreement.

        Class SB  Distribution  Amount:  On any Payment Date, the sum of (i) Accrued  Certificate  Interest for
such  Payment  Date,  (ii) the  amounts  payable to the  Certificates  pursuant to Section  3.05(a)(ix)  of the
Indenture and (iii) the  Overcollateralization  Release Amount, if any, for the  Determination  Date related to
such  Payment  Date,   reduced,   but  not  below  zero,  by  the  Liquidation  Loss  Distribution  Amount  and
Overcollateralization  Increase  Amount  for such  Payment  Date,  all of the  foregoing  done  without  double counting either in addition or subtraction.

        Closing Date: June 29, 2006.

        Code:  The  Internal  Revenue  Code of 1986,  as  amended,  and the rules and  regulations  promulgated thereunder.

        Collateral:  The meaning specified in the Granting Clause of the Indenture.

        Collection  Period:  With respect to any Mortgage Loan and Payment Date, the calendar  month  preceding any such Payment Date.

        Collections:  With respect to any Collection Period, all Interest Collections and Principal Collections
during such Collection Period.

        Combined  Loan-to-Value  Ratio or CLTV:  With respect to each Mortgage Loan, the ratio,  expressed as a percentage,  of the sum of (i) the initial  principal  balance of such Mortgage Loan, and (ii) any  outstanding principal  balance,  at  origination of such Mortgage Loan, of all other  mortgage  loans,  if any,  secured by senior  or  subordinate  liens  on the  related  Mortgaged  Property,  to the  Appraised  Value,  or,  when not available, the Stated Value.

        Commission:  The Securities and Exchange Commission.

        Corporate  Trust Office:  With respect to the Indenture  Trustee,  Certificate  Registrar,  Certificate
Paying  Agent and Paying  Agent,  the  principal  corporate  trust  office of the  Indenture  Trustee  and Note
Registrar at which at any particular time its corporate trust business shall be  administered,  which office at the date of the execution of this  instrument  is located at 4 New York Plaza,  6th Floor,  New York,  New York
10004,  Attention:  Worldwide  Securities  Services/Structured  Finance  Services-GMACM  Series 2006-HE2.  With
respect  to the Owner  Trustee,  the  principal  corporate  trust  office of the Owner  Trustee at which at any particular time its corporate trust business shall be  administered,  which office at the date of the execution of this Trust  Agreement is located at Rodney  Square North,  1100 North Market  Street,  Wilmington,  Delaware
19890, Attention: Corporate Trust Administration.

        Custodial  Account:  The  account or  accounts  created  and  maintained  by the  Servicer  pursuant to
Section 3.02(b)  of the  Servicing  Agreement,  in which the  Servicer  shall  deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

        Custodial  Agreement:  The  Custodial  Agreement,  dated the Closing  Date,  among the  Custodian,  the
Indenture  Trustee,  the Issuer and the Servicer  relating to the custody of the Mortgage Loans and the Related
Documents.

        Custodian:  GMAC  Bank  and its  successors  and  assigns,  as  applicable  pursuant  to the  Custodial
Agreement,  or any other  successor  custodian of the Mortgage  Files  appointed by the  Indenture  Trustee and reasonably acceptable to the Enhancer and the Servicer.

        Cut-Off Date:  June 1, 2006.

        Cut-Off Date  Principal  Balance:  With respect to any Initial  Mortgage  Loan or  Subsequent  Mortgage
Loan,  the unpaid  principal  balance  thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

        Default:  Any occurrence  which is or with notice or the lapse of time or both would become an Event of
Default.

        Deficiency Amount:  As defined in the Policy.

        Definitive  Notes:  Any  definitive,  fully  registered  Note,  as  described  in  Section 4.06  of the
Indenture.

        Deleted Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

        Delinquent:  As used herein,  a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the next  following  monthly  due date.  Since the  determination  as to whether a  Mortgage  Loan falls into these categories is made as of the close of business on the last  business day of each month,  a Mortgage Loan with a payment due on July 1 that  remained  unpaid as of the close of  business on July 31 would still be  considered current  as of July 31. If that  payment  remained  unpaid  as of the  close of  business  on  August  31,  the
Mortgage Loan would then be considered  30-59 days delinquent.  Delinquency  information as of the Cut-off Date is  determined  and  prepared as of the close of business on the last  business  day  immediately  prior to the
Cut-off Date.

        Delinquency  Percentages:  With respect to any Payment Date,  the  percentage  equivalent of a fraction
(A) the  numerator of which is the Principal Balance that are Delinquent for 60 days or more as of such Payment
Date and (B) the  denominator  of which is the Pool  Balance,  in each case as of the  beginning of the related
Collection Period, expressed as a percentage.

        Depositor:  Residential  Asset Mortgage  Products,  Inc., a Delaware  corporation,  or its successor in interest.

        Depository:  The Depository  Trust Company or a successor  appointed by the Indenture  Trustee with the approval of the Issuer.  Any successor to the  Depository  shall be an  organization  registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

        Depository  Participant:  A Person  for whom,  from time to time,  the  Depository  effects  book-entry transfers and pledges of securities deposited with the Depository.

        Determination  Date:  With respect to any Payment Date, the 18th day of the month in which such Payment
Date occurs or if such day is not a Business Day, the next succeeding Business Day.

        Disqualified  Organization:  Any organization  defined as a "disqualified  organization"  under Section
860E(e)(5)  of the Code,  and if not otherwise  included,  any of the  following:  (i) the United  States,  any
State or political  subdivision  thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for  Freddie  Mac, a majority  of its board of  directors  is not  selected by such
governmental  unit),  (ii)  a  foreign   government,   any  international   organization,   or  any  agency  or
instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives described  in  Section  521 of the  Code)  which  is  exempt  from the tax  imposed  by  Chapter  1 of the Code
(including  the tax  imposed by Section  511 of the Code on  unrelated  business  taxable  income),  (iv) rural electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code, (v) any "electing large partnership,"  as defined in Section  775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an  Ownership  Interest in a Class R  Certificate  by such
Person may cause the Trust  Estate or any Person  having an  Ownership  Interest  in any Class of  Certificates
(other  than such  Person) to incur a  liability  for any  federal  tax  imposed  under the Code that would not otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate  to such Person.
The terms  "United  States,"  "State" and  "international  organization"  shall have the  meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution  Account:  The account or accounts created and maintained by the Certificate  Paying Agent pursuant to  Section 3.10(c)  of the Trust Agreement.  The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

        Due Date: With respect to each Mortgage Loan, the date on which monthly  payments on such Mortgage Loan are due.

        Eligible  Account:  An  account  that  is  any of  the  following:  (i)  maintained  with a  depository institution  the  short-term  debt  obligations  of which have been rated by each Rating  Agency in its highest rating category  available,  or (ii) an account or accounts in a depository  institution in which such accounts are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained  such that (as evidenced by an Opinion of Counsel  delivered to the  Indenture  Trustee and each Rating  Agency) the  Indenture  Trustee have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other depositors or creditors of the depository  institution  with which such account is maintained,  or
(iii) an  account or  accounts  maintained  with a  depository  institution  or trust  company,  as long as its short-term  debt  obligations  are rated P-1 by Moody's,  and A-1+ by Standard & Poor's (or the  equivalent) or better by each Rating Agency,  and its long term debt  obligations  are rated A2 by Moody's and AA- by Standard
& Poor's (or the  equivalent) or better by each Rating Agency,  or (iv) a segregated  trust account or accounts maintained  in the  corporate  trust  division of a  depository  institution  or trust  company,  acting in its fiduciary  capacity,  or (v) an account or  accounts  of a  depository  institution  acceptable  to each Rating
Agency (as  evidenced  in writing by each Rating  Agency that use of any such  account  will not cause a Rating
Event (if determined without regard to the Policy).

        Eligible  Substitute  Loan: A Mortgage Loan  substituted  by either  Seller for a Deleted  Loan,  which must, on the date of such  substitution,  as confirmed in an Officers'  Certificate  delivered to the Indenture
Trustee,  (i) have an outstanding  principal  balance,  after deduction of the principal portion of the monthly payment due in the month of  substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate  outstanding principal balance,  after such deduction),  not in excess of the  outstanding  principal  balance of the Deleted  Loan (the amount of any  shortfall  to be deposited by the
Seller in the  Custodial  Account  in the month of  substitution);  (ii) comply  with each  representation  and warranty made by GMACM and set forth in  Section 3.1(b) of the Purchase  Agreement,  other than clauses (viii),
(xiii),  (xxiv),  (xxv)(B),  (xxvi) and  (xxvii)  thereof,  and  comply  with each of the  representations  and warranties made by WG Trust 2003 set forth in Section 3.1(d)(II)  of the Purchase Agreement,  as of the date of substitution;  (iii) have  a Loan  Rate and Net Loan Rate no lower  than and not more than 1% per annum  higher than the Loan Rate and Net Loan Rate,  respectively,  of the Deleted Loan as of the date of substitution;  (iv)
have a CLTV at the time of  substitution  no higher than that of the Deleted Loan at the time of  substitution;
(v) have a remaining  term to stated  maturity  not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

        Enhancer: Financial Guaranty Insurance Company, or any successor thereto.

        Enhancer  Default:  Any  failure  by the  Enhancer  to make a  payment  required  under  the  Policy in accordance with its terms.

        Enhancer  Optional  Deposit:  Amounts  deposited  by or on behalf of the  Enhancer in the Note  Payment
Account, other than Insured Payments, to be applied to the Notes.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  With respect to the Indenture,  any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or  pursuant  to any  judgment,  decree  or  order  of any  court  or any  order,  rule  or  regulation  of any administrative or governmental body):

(a)     a default in the payment of the  principal of, any  installment  of the principal of or interest on any
Note when the same becomes due and payable, and such default shall continue for a period of five days;

(b)     there occurs a default in the  observance  or  performance  in any material  respect of any covenant or agreement  of the Issuer made in the  Indenture,  or any  representation  or warranty of the Issuer made in the
Indenture or in any  certificate  delivered  pursuant  hereto or in  connection  herewith  proving to have been incorrect  in any  material  respect  as of the time when the same  shall  have  been made that has a  material adverse  effect on the  Noteholders or the Enhancer,  and such default shall  continue or not be cured,  or the circumstance  or condition in respect of which such  representation  or warranty was  incorrect  shall not have been  eliminated or otherwise  cured,  for a period of 30 days after there shall have been given, by registered or certified  mail,  to the Issuer by the Indenture  Trustee or to the Issuer and the Indenture  Trustee by the
Enhancer or the  Noteholders  of at least 25% of the  aggregate  Note  Balance of the Notes,  a written  notice specifying  such default or incorrect  representation  or warranty and  requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c)     there occurs the filing of a decree or order for relief by a court having  jurisdiction in the premises in  respect  of the  Issuer or any  substantial  part of the  Trust  Estate in an  involuntary  case  under any applicable  federal or state  bankruptcy,  insolvency  or other  similar  law now or  hereafter  in effect,  or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator  or similar  official of the
Issuer or for any  substantial  part of the Trust  Estate,  or ordering the  winding-up or  liquidation  of the
Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(d)     there occurs the  commencement by the Issuer of a voluntary case under any applicable  federal or state bankruptcy,  insolvency  or other  similar law now or hereafter in effect,  or the consent by the Issuer to the entry of an order for relief in an  involuntary  case under any such law,  or the  consent by the Issuer to the appointment or taking  possession by a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official of the Issuer or for any  substantial  part of the assets of the Trust Estate,  or the making by the Issuer of any general  assignment for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts become due, or the taking of any action by the Issuer in  furtherance  of any of the foregoing.

        Exchange  Act:  The  Securities  Exchange  Act of 1934,  as  amended,  and the  rules  and  regulations promulgated thereunder.

        Excess Spread:  With respect to any Payment Date and without  taking into account any Insured  Payment, if any,  paid by the  Enhancer  under the Policy for such  Payment  Date,  the excess,  if any, of (i) Interest
Collections  for the related  Collection  Period over (ii) the sum of (x) the sum of (A) the premium  allocable to such  Payment  Date and (B) any unpaid  premium for the  Policy,  with  interest  thereon as provided in the
Insurance  Agreement and (y) the aggregate  amount  distributed to the  Noteholders as interest on such Payment
Date pursuant to Section 3.05(a)(i) of the Indenture.

        Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

        Fannie Mae:  Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

        FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        Final Payment Date:  The Payment Date in May 2036.

        Fiscal Year:  The fiscal year of the Trust, which shall end on December 31 of each year.

        Foreclosure  Profit:  With respect to a Liquidated  Mortgage Loan, the amount, if any, by which (i) the aggregate of  Liquidation  Proceeds net of  Liquidation  Expenses  exceeds (ii) the  Principal  Balance of such
Liquidated  Mortgage Loan (plus accrued and unpaid  interest  thereon at the applicable Loan Rate from the date interest  was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the final recovery of the related Liquidation Proceeds.

        Form 10-K Certification:  As defined in Section 4.02(c) of the Servicing Agreement.

        Freddie  Mac:  Freddie  Mac,  formerly the Federal Home Loan  Mortgage  Corporation,  or any  successor thereto.

        GAAP: Generally accepted accounting principles.

        Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign,  transfer,  create, and grant a lien upon and a security  interest in and right of set-off against,  deposit,  set over and confirm pursuant to the  Indenture.  A Grant of the  Collateral or of any other  agreement or instrument  shall include all rights,  powers and options (but none of the obligations) of the granting party  thereunder,  including the immediate  and  continuing  right to claim for,  collect,  receive and give receipt for  principal and interest payments  in  respect  of such  collateral  or other  agreement  or  instrument  and all other  moneys  payable thereunder,  to give and receive  notices and other  communications,  to make waivers or other  agreements,  to exercise all rights and options,  to bring  proceedings  in the name of the granting  party or  otherwise,  and generally  to do  and  receive  anything  that  the  granting  party  is or may be  entitled  to do or  receive thereunder or with respect thereto.

        GMAC:  General Motors Acceptance Corporation, and its successors and assigns.

        GMACM:  GMAC Mortgage Corporation, and its successors and assigns.

        Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

        Indenture:  The indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

        Indenture Trustee: JPMorgan Chase Bank, National Association,  a national banking association,  and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

        Independent:  When used with respect to any specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other  obligor on the Notes,  the Sellers,  the  Depositor  and any Affiliate of any of the
foregoing  Persons,  (ii) does not have any  direct  financial  interest  or any  material  indirect  financial interest in the Issuer,  any such other  obligor,  the Sellers,  the  Depositor or any  Affiliate of any of the
foregoing  Persons and (iii) is not  connected  with the  Issuer,  any such other  obligor,  the  Sellers,  the
Depositor or any  Affiliate of any of the foregoing  Persons as an officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

        Independent  Certificate:  A certificate or opinion to be delivered to the Indenture  Trustee under the circumstances  described in, and otherwise complying with, the applicable  requirements of Section 10.01 of the
Indenture,  made by an Independent  appraiser or other expert  appointed by an Issuer Order and approved by the
Indenture  Trustee in the exercise of reasonable  care,  and such opinion or  certificate  shall state that the signer has read the definition of  "Independent"  in this  Indenture and that the signer is Independent  within the meaning thereof.

        Initial Aggregate Note Balance:  $626,240,000.

        Initial Class A-1 Note Balance:  $368,000,000.

        Initial Class A-2 Note Balance:  $28,500,000.

        Initial Class A-3 Note Balance:  $145,000,000.

        Initial Class A-4 Note Balance:  $84,740,000.

        Initial Certificate Balance: $13,760,000.

        Initial  Mortgage  Loans:  The mortgage loans  initially  transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

        Initial Note  Balance:  The Initial Class A-1 Note  Balance,  Initial  Class A-2 Note Balance,  Initial
Class A-3 Note Balance or Initial Class A-4 Note Balance, as applicable.

        Initial Pool Balance:  The sum of (a) the aggregate  Principal  Balances of the Initial  Mortgage Loans
as of the Cut-off Date and (b) the Original Pre-Funded Amount.

        Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court  having  jurisdiction  in the  premises  in respect of such  Person or any  substantial  part of its property  in an  involuntary  case under any  applicable  bankruptcy,  insolvency  or other  similar law now or hereafter in effect,  or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator  or similar  official for such Person or for any  substantial  part of its property,  or ordering the winding-up or liquidation  of such  Person's  affairs,  and such decree or order shall  remain  unstayed  and in effect for a period  of 60  consecutive  days;  or (b) the  commencement  by such  Person  of a  voluntary  case  under  any applicable  bankruptcy,  insolvency  or other  similar law now or hereafter  in effect,  or the consent by such
Person to the entry of an order for relief in an  involuntary  case under any such law,  or the consent by such
Person to the appointment of or taking  possession by a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator  or similar  official for such Person or for any substantial  part of its property,  or the making by such  Person of any  general  assignment  for the  benefit  of  creditors,  or the  failure  by such  Person generally  to pay its debts as such debts  become due or the  admission  by such Person in writing (as to which the Indenture  Trustee shall have notice) of its inability to pay its debts  generally,  or the adoption by the
Board of Directors or managing  member of such Person of a resolution  which  authorizes  action by such Person in furtherance of any of the foregoing.

        Insurance  Agreement:  The Insurance and Indemnity  Agreement  dated as of the Closing Date,  among the
Servicer,  the Sellers,  the  Depositor,  the Issuer,  the Indenture  Trustee and the  Enhancer,  including any amendments and supplements thereto.

        Insurance  Proceeds:  Proceeds paid by any insurer (other than the Enhancer)  pursuant to any insurance policy  covering a Mortgage Loan which are required to be remitted to the Servicer,  or amounts  required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing  Agreement,  net of
any component  thereof (i) covering any expenses  incurred by or on behalf of the Servicer in  connection  with obtaining such proceeds,  (ii) that is applied to the restoration or repair of the related Mortgaged  Property,
(iii)  released to the related  Mortgagor in accordance  with the  Servicer's  normal  servicing  procedures or
(iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

        Insured Payment:  As defined in the Policy.

        Interest  Collections:  With  respect to any Payment  Date,  the sum of all payments by or on behalf of
Mortgagors  and any  other  amounts  constituting  interest  (including  without  limitation  such  portion  of
Insurance  Proceeds,  Net  Liquidation  Proceeds  and  Repurchase  Prices as is  allocable  to  interest on the applicable  Mortgage  Loan)  as is paid by the  Sellers  or the  Servicer  (including  any  optional  servicing advance) or is collected  and applied by the Servicer  under the Mortgage  Loans during the related  Collection
Period,  and reduced by the Servicing Fee for the related  Collection  Period and by any fees (including annual fees) or late  charges  or  similar  administrative  fees paid by  Mortgagors  during  the  related  Collection
Period.  The terms of the related  Mortgage  Note shall  determine  the  portion of each  payment in respect of such Mortgage Loan that constitutes principal or interest.

        Interest  Coverage  Amount:  The amount to be paid from proceeds from the sale of the Notes for deposit into the  Capitalized  Interest  Account  pursuant to Section  3.19 of the  Servicing  Agreement on the Closing
Date,  which  amount  initially  shall be  $1,759,315.20  and  thereafter,  shall  be the  amount  computed  in accordance with Section 3.19 of the Servicing Agreement.

        Interest  Period:  With respect to the Notes and any Payment Date,  the calendar  month  preceding such
Payment Date.

        Issuer or Trust:  The GMACM  Home  Equity  Loan Trust  2006-HE2,  a Delaware  statutory  trust,  or its successor in interest.

        Issuer  Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        Lien:  Any mortgage,  deed of trust,  pledge,  conveyance,  hypothecation,  assignment,  participation, deposit arrangement,  encumbrance,  lien (statutory or other), preference,  priority right or interest or other security  agreement  or  preferential  arrangement  of  any  kind  or  nature  whatsoever,  including,  without limitation,  any conditional sale or other title retention agreement,  any financing lease having substantially the same  economic  effect as any of the  foregoing  and the filing of any  financing  statement  under the UCC
(other than any such  financing  statement  filed for  informational  purposes  only) or comparable  law of any
jurisdiction  to  evidence  any  of  the  foregoing;   provided,  however,  that  any  assignment  pursuant  to
Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

        Liquidated  Mortgage Loan:  With respect to any Payment Date, any Mortgage Loan in respect of which the
Servicer has determined,  in accordance with the servicing procedures specified in the Servicing Agreement,  as of the end of the related  Collection Period that  substantially  all Liquidation  Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

        Liquidation  Expenses:  All out-of-pocket  expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection  with the  liquidation  of any Mortgage  Loan and not recovered  under any insurance policy,  including legal fees and expenses,  any unreimbursed amount expended  (including,  without limitation, amounts  advanced to correct  defaults on any mortgage  loan which is senior to such  Mortgage Loan and amounts advanced to keep  current or pay off a mortgage  loan that is senior to such  Mortgage  Loan)  respecting  such
Mortgage Loan and any related and  unreimbursed  expenditures  for real estate  property  taxes or for property restoration, preservation or insurance against casualty loss or damage.

        Liquidation  Loss  Amount:  With  respect  to any  Payment  Date and any  Mortgage  Loan that  became a
Liquidated  Mortgage  Loan during the related  Collection  Period,  the  unrecovered  portion of the  Principal
Balance of such Mortgage Loan and any unpaid accrued  interest  thereon at the end of such  Collection  Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

        Liquidation Loss Distribution  Amount:  With respect to any Payment Date, an amount equal to the sum of
(A) 100% of the  Liquidation  Loss  Amounts  on such  Payment  Date,  plus  (B) any  Liquidation  Loss  Amounts remaining  undistributed  from any preceding Payment Date. Any Liquidation Loss Amount remaining  undistributed from any preceding payment date shall not be required to be paid as a Liquidation Loss  Distribution  Amount to the extent that a  Liquidation  Loss Amount was paid on the notes by means of excess  interest or a draw on the
Policy or was reflected in the reduction of the Overcollateralization Amount.

        Liquidation  Proceeds:  Proceeds  (including  Insurance  Proceeds but not including amounts drawn under the Policy) if any received in connection  with the  liquidation  of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

        LT1 Principal  Distribution  Amount: For any Payment Date, the excess, if any, of the REMIC I Principal
Reduction  Amount for REMIC I Regular  Interest LT1 for such Payment Date over the principal  Liquidation  Loss
Amounts allocated to REMIC I Regular Interest LT1 on such Payment Date.

        LT2 Principal  Distribution  Amount: For any Payment Date, the excess, if any, of the REMIC I Principal
Reduction  Amount  REMIC I Regular  Interest  LT2 for such Payment  Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC I Regular Interest LT2 on such Payment Date.

        LT3 Principal  Distribution  Amount: For any Payment Date, the excess, if any, of the REMIC I Principal
Reduction  Amount  REMIC I Regular  Interest  LT3 for such Payment  Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC I Regular Interest LT3 on such Payment Date.

        LT4 Principal  Distribution  Amount: For any Payment Date, the excess, if any, of the REMIC I Principal
Reduction  Amount  REMIC I Regular  Interest  LT4 for such Payment  Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC I Regular Interest LT4 on such Payment Date.

        Loan Rate:  With  respect to any Mortgage  Loan and any day, the per annum rate of interest  applicable under the related Mortgage Note.

        Lost Note  Affidavit:  With respect to any Mortgage  Loan as to which the  original  Mortgage  Note has been permanently lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying that the original  Mortgage  Note has been lost,  misplaced or destroyed  (together  with a copy of the related
Mortgage Note, if available).

        MERS: Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MOM Loan:  With respect to any Mortgage  Loan,  MERS acting as the  mortgagee  of such  Mortgage  Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns,  at the  origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the terms of such Mortgage Loan.

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.
        Mortgage:  The  mortgage,  deed of trust or other  instrument  creating  a first or  second  lien on an estate in fee simple interest in real property securing a Mortgage Loan.

        Mortgage File:  With respect to each Mortgage Loan:

(i)     the original  Mortgage Note endorsed or assigned  without  recourse in blank (which  endorsement  shall contain  either an original  signature  or a facsimile  signature of an  authorized  officer of GMACM) or, with respect to any Mortgage  Loan as to which the original  Mortgage  Note has been  permanently  lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii)    the  original  Mortgage,  noting the  presence  of the MIN of the  Mortgage  Loan,  if the  Mortgage is
registered on the MERS(R)System,  and language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage
Loan is a MOM Loan,  with  evidence  of  recording  thereon,  or,  if the  original  Mortgage  has not yet been returned  from the public  recording  office,  a copy of the  original  Mortgage  certified  by GMACM that such
Mortgage has been sent for  recording,  or a county  certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii)   unless  the  Mortgage  Loan is  registered  on the MERS(R)System,  original  assignments  (which may be included in one or more  blanket  assignments  if permitted by  applicable  law) of the Mortgage in  recordable form from GMACM to "JPMorgan  Chase Bank, as Indenture  Trustee under that certain  Indenture  dated as of June
29, 2006, for GMACM Home Equity Loan Trust 2006-HE2,  Home Equity  Loan-Backed  Term Notes" c/o the Servicer at
an address specified by the Servicer;

(iv)    originals of any  intervening  assignments of the Mortgage from the originator to GMACM (or to MERS, if the Mortgage Loan is registered on the MERS(R)System,  and which notes the presence of a MIN),  with evidence of recording  thereon,  or, if the original of any such intervening  assignment has not yet been returned from the public recording office, a copy of such original  intervening  assignment certified by GMACM that such original intervening assignment has been sent for recording; and

(v)     a true and correct copy of each assumption,  modification,  consolidation or substitution agreement, if any, relating to such Mortgage Loan; and

(vi)    any documents  required to be added to such  documents  pursuant to the Purchase  Agreement,  the Trust
Agreement or the Servicing Agreement.

        It is  understood  that the  Mortgage  File (other  than item (i) above) may be retained in  microfilm, microfiche,  optical  storage  or  magnetic  media in lieu of hard  copy;  provided,  that with  respect to any
Mortgage  Loan not  registered  on the MERS(R)System,  the original  assignment of Mortgage  described in clause
(iii) above shall be retained in the Mortgage File.

        Mortgage  Loan  Schedule:  The initial  schedule of Initial  Mortgage  Loans as of the Cut-Off Date set
forth in  Exhibit  A of the  Servicing  Agreement,  and as of each  Subsequent  Cut-Off  Date,  any  Subsequent
Mortgage  Loans,  which  schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date  Principal  Balance,
(ii) the loan number and (iii) the lien position of the related Mortgage.

        Mortgage  Loans: At any time, all Initial  Mortgage Loans and Subsequent  Mortgage Loans that have been sold to the Issuer pursuant to, in the case of Initial  Mortgage Loans,  the Trust  Agreement,  or, in the case of Subsequent  Mortgage  Loans,  a Subsequent  Transfer  Agreement,  together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

        Mortgage  Note:  With respect to a Mortgage  Loan,  the  promissory  note pursuant to which the related
Mortgagor agrees to pay the indebtedness  evidenced  thereby and secured by the related Mortgage as modified or amended.

        Mortgaged  Property:  The  underlying  property,  including  real  property and  improvements  thereon, securing a Mortgage Loan.

        Mortgagor:  The obligor or obligors under a Mortgage Note.

        Net Liquidation  Proceeds:  With respect to any Liquidated Mortgage Loan,  Liquidation  Proceeds net of
amounts drawn on the Policy,  Liquidation  Expenses (but not including the portion, if any, of such amount that exceeds the  Principal  Balance of, plus accrued and unpaid  interest on, such  Mortgage Loan at the end of the
Collection Period  immediately  preceding the Collection Period in which such Mortgage Loan became a Liquidated
Mortgage Loan) and including any Recovery Amounts.

        Net Loan Rate:  With respect to any Payment Date and any Mortgage  Loan, the Loan Rate of that Mortgage
Loan applicable to the Due Date in the related Collection Period, net of the Servicing Fee Rate.

        Net WAC Rate:  With respect to any Payment Date, (i) a per annum rate equal to the weighted  average of the Net Loan Rates of the  Mortgage  Loans as of the first day of the month  preceding  the month in which such
Payment Date occurs,  and weighted on the basis of the respective  Principal Balances of such Mortgage Loans as of the first day of the related  Collection  Period,  minus (ii) the premium rate on the Policy multiplied by a fraction,  the  numerator  of which is the sum of the Note  Balances and the  denominator  of which is the Pool
Balance.

        Net Worth: As of any date of determination,  the net worth of GMACM and its consolidated  subsidiaries, as determined in accordance with GAAP.

        Non-United States Person:  Any Person other than a United States Person.

        Note  Balance:  With  respect to any Payment  Date and the Notes,  the Initial  Aggregate  Note Balance
reduced by all payments of principal on the Notes prior to such Payment Date.

        Note Owner or Owner:  The Beneficial Owner of a Note.

        Note Payment  Account:  The account  established  by the  Indenture  Trustee  pursuant to Sections 3.01 and 8.02 of the Indenture and Section 5.01 of the Servicing  Agreement.  Amounts  deposited in the Note Payment
Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

        Note Rate:  With respect to each Interest  Period and the related  Payment Date, a per annum rate equal to with respect to:

        (a)    the Class A-1 Notes, the lesser of (i) 6.310% and (ii) the Net WAC Rate;

         (b)   the Class A-2 Notes, the lesser of (i) 6.180% and (ii) the Net WAC Rate;

        (c)    the Class A-3 Notes, the lesser of (i) 6.320% and (ii) the Net WAC Rate; and

        (d)    the Class A-4  Notes,  the  lesser of (i)  6.471%  (or,  for any  Payment  Date after the second
Payment  Date on which the Servicer  can  repurchase  the  Mortgage  Loans  pursuant to section  8.08(b) of the
Servicing Agreement, 7.471% per annum) and (ii) the Net WAC Rate;.

        Note  Register:  The  register  maintained  by the Note  Registrar  in which the Note  Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

        Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

        Noteholder  or Holder:  The  Person in whose name a Note is  registered  in the Note  Register,  except that, any Note  registered in the name of the Depositor,  the Issuer or the Indenture  Trustee or any Affiliate
of any of them shall be deemed  not to be  outstanding  and the  registered  holder  will not be  considered  a
Noteholder for purposes of giving any request,  demand,  authorization,  direction,  notice,  consent or waiver under the Indenture or the Trust Agreement;  provided,  that in determining whether the Indenture Trustee shall be protected in relying upon any such request,  demand,  authorization,  direction,  notice, consent or waiver, only Notes  that the  Indenture  Trustee or the Owner  Trustee  knows to be so owned  shall be so  disregarded.
Owners of Notes that have been  pledged in good faith may be regarded  as  Noteholders  if the pledgee  thereof establishes to the  satisfaction  of the Indenture  Trustee or the Owner Trustee such pledgee's right so to act with  respect to such  Notes and that such  pledgee is not the  Issuer,  any other  obligor on the Notes or any
Affiliate of any of the foregoing Persons.

        Notes:  Any of the Class A-1  Notes,  Class A-2 Notes,  Class A-3 Notes or Class A-4 Notes,  issued and outstanding pursuant to the Indenture.

        Notional  Amount:  With  respect  to the Class SB  Certificates  and REMIC II Regular  Interest  SB-IO,
immediately  prior  to any  Payment  Date a  notional  amount  equal  to the  aggregate  of the  Uncertificated
Principal Balances of the REMIC I Regular Interests.

        Officer's  Certificate:  With respect to the Servicer, a certificate signed by the President,  Managing
Director,  a Director,  a Vice President or an Assistant Vice  President,  of the Servicer and delivered to the
Indenture  Trustee.  With respect to the Issuer, a certificate  signed by any Authorized Officer of the Issuer,
under  the  circumstances   described  in,  and  otherwise  complying  with,  the  applicable  requirements  of
Section 10.01  of the  Indenture,  and delivered to the Indenture  Trustee.  Unless  otherwise  specified,  any reference in the Indenture to an Officer's  Certificate shall be to an Officer's  Certificate of any Authorized
Officer of the Issuer.

        Opinion of Counsel:  A written opinion of counsel of a law firm reasonably  acceptable to the recipient thereof.  Any Opinion of Counsel for the  Servicer  may be  provided  by in-house  counsel for the  Servicer if reasonably acceptable.

        Original  Pre-Funded  Amount: The amount deposited from the proceeds of the sale of the Securities into the Pre-Funding Account on the Closing Date, which amount is $160,042,722.

        Outstanding:  With  respect  to the  Notes,  as of the date of  determination,  all  Notes  theretofore executed, authenticated and delivered under this Indenture except:

               (i)    Notes  theretofore  cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

               (ii)   Notes in exchange for or in lieu of which other Notes have been  executed,  authenticated and  delivered  pursuant  to the  Indenture  unless  proof  satisfactory  to the  Indenture  Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that for purposes of  effectuating  the  Enhancer's  right of  subrogation as set forth in
Section 4.12  of the Indenture  only,  all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

        Overcollateralization  Amount:  With respect to any Payment Date,  the amount (but not less than zero), if any, by which (a) the  aggregate  outstanding  Principal  Balance of the  Mortgage  Loans as of the close of business on the last day of the related Collection Period,  plus amounts on deposit in the Pre-Funding  Account
(excluding any investment earnings thereon) exceeds (b) the aggregate Note Balance of the Notes.

        Overcollateralization  Increase Amount: With respect to any Payment Date, an amount equal to the lesser of (1) the Excess  Spread  remaining  after the  application  thereof to the  payment of any  Liquidation  Loss
Distribution  Amount on such  payment date and (2) the amount  necessary to increase the  Overcollateralization
Amount to the Overcollateralization Target Amount.

        Overcollateralization  Release  Amount:  With respect to any Payment Date,  the excess,  if any, of the
Overcollateralization  Amount over the Overcollateralization  Target Amount, which, on such Payment Date, shall not exceed an amount equal to the total Principal Collections for such Payment Date.

        Overcollateralization  Target Amount:  With respect to any Payment Date prior to the Stepdown Date, the
Required  Overcollateralization  Amount will be 3.80% of the initial Pool Balance.  With respect to any Payment
Date on or after the Stepdown  Date,  an amount equal to the greater of (i) 7.60% of the Pool Balance as of the last day of the  related  Collection  Period and (ii) 0.50% of the initial  Pool  Balance;  provided,  however, upon the occurrence of a Servicing  Trigger  Event,  the  Overcollateralization  Target Amount shall be no less than the  Overcollateralization  Target  Amount as of the  previous  Payment  Date.  The  Overcollateralization
Target  Amount may be reduced from time to time with the consent of the  Enhancer and written  notice from each
Rating  Agency  that  the  rating  will  not  be  reduced  or  withdrawn  as a  result  of  the  change  in the
Overcollateralization Target Amount.

        Owner Trust:  GMACM Home Equity Loan Trust  2006-HE2,  created by the  Certificate of Trust pursuant to the Trust Agreement.

        Owner Trustee:  Wilmington Trust Company,  not in its individual  capacity but solely as owner trustee, and its  successors  and assigns or any successor  Owner Trustee  appointed  pursuant to the terms of the Trust
Agreement.

        Ownership  Interest:  As to any Certificate,  any ownership or security  interest in such  Certificate, including any interest in such  Certificate as the  Certificateholder  thereof and any other interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Paying  Agent:  Any  paying  agent  or  co-paying  agent  appointed  pursuant  to  Section 3.03  of the
Indenture, which initially shall be the Indenture Trustee.

        Payment  Date:  The  25th  day of each  month,  or if such  day is not a  Business  Day,  then the next
Business Day.

        Percentage  Interest:  With respect to any Note and Payment Date, the  percentage  obtained by dividing the Note  Balance of such Note by the  aggregate  Note Balance of all Notes prior to such  Payment  Date.  With respect  to any  Certificate  and  any  Payment  Date,  the  Percentage  Interest  stated  on the  face of such
Certificate.
        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii)   repurchase  agreements on  obligations  specified in clause (i) above maturing not more than one month from the date of acquisition  thereof;  provided,  that the unsecured  short-term debt obligations of the party  agreeing to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest short-term rating category available;

        (iii)  federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances
(which  shall  each  have an  original  maturity  of not  more  than  90  days  and,  in the  case of  bankers'
acceptances,  shall in no event have an  original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)  denominated  in United States dollars of any  U.S. depository  institution or trust company incorporated  under the laws of the United States or any state  thereof or of any domestic  branch of a foreign depository  institution or trust company;  provided,  that the short-term  debt  obligations of such depository institution  or trust  company  (or,  if the only  Rating  Agency  is  Standard  &  Poor's,  in the case of the principal  depository  institution  in a  depository  institution  holding  company,  debt  obligations  of the depository  institution  holding  company) at the date of  acquisition  thereof  have been rated by each Rating
Agency in its highest  short-term  rating category  available;  and provided  further,  that if the only Rating
Agency is  Standard  & Poor's  and if the  depository  or trust  company is a  principal  subsidiary  of a bank holding company and the debt  obligations of such subsidiary are not separately  rated,  the applicable  rating shall be that of the bank holding company;  and provided further,  that if the only Rating Agency is Standard &
Poor's and the  original  maturity  of such  short-term  debt  obligations  of a  domestic  branch of a foreign depository  institution or trust company shall exceed 30 days, the short-term  rating of such institution shall be A-1+;

        (iv)   commercial  paper  (having  original  maturities  of not more than 365 days) of any  corporation incorporated  under the laws of the United  States or any state thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term  rating  category  available;  provided,  that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v)    a money market fund or a qualified investment fund (including without limitation,  any such fund for which the  Indenture  Trustee or an  Affiliate  of the  Indenture  Trustee acts as an advisor or a manager)
rated by each Rating Agency in one of its two highest  long-term  rating  categories  available (if so rated by such Rating Agency); and

        (vi)   other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a Permitted
Investment  hereunder  and will not  cause a Rating  Event,  and  which  are  acceptable  to the  Enhancer,  as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest  payments with respect to the underlying  debt  instrument or (2) the right to receive both principal and interest  payments  derived from  obligations  underlying  such instrument and the principal and interest  payments  with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the  highest  long-term  debt rating category  available shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and references herein to the highest  short-term  rating category  available shall mean A-1 in the case of Standard
& Poor's and P-1 in the case of Moody's.

        Permitted Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified Organization or Non-United States Person.

        Person:  Any legal  individual,  corporation,  partnership,  joint  venture,  association,  joint-stock company,  limited  liability  company,  trust,  unincorporated  organization  or  government  or any  agency or political subdivision thereof.

        Plan:  Any  employee  benefit  plan or  certain  other  retirement  plans and  arrangements,  including individual  retirement accounts and annuities,  Keogh plans and bank collective  investment funds and insurance company  general or separate  accounts in which such plans,  accounts or  arrangements  are invested,  that are subject to ERISA or Section 4975 of the Code, as described in Section 3.05 of the Trust Agreement.

        Plan Assets: The meaning specified in  Section 2510.3-101 of the Department of Labor Regulations and as
described in Section 3.05 of the Trust Agreement.

        Policy: The Financial  Guaranty Insurance Policy 06030080,  dated as of the Closing Date, issued by the
Enhancer.

        Policy Draw Amount: With respect to any Payment Date, the Insured Payment.

        Pool Balance:  With respect to any date,  the aggregate  Principal  Balance of all Mortgage Loans as of such date plus, during the Pre-Funding Period, the Pre-Funded Amount.

        Predecessor  Note:  With respect to any Note,  every  previous Note  evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition,  any Note  authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

        Pre-Funded  Amount:  With  respect to any date of  determination  during the  Pre-Funding  Period,  the amount on deposit in the Pre-Funding Account.

        Pre-Funding  Account:  The account established and maintained pursuant to Section 3.18 of the Servicing
Agreement.

        Pre-Funding  Period:  The period  commencing  on the Closing Date until the earliest of (i) the date on which the amount on deposit in the  Pre-Funding  Account is less than  $100,000,  (ii)  September  26,  2006 or
(iii) the occurrence of a Servicing Default.

        Principal  Balance:  With respect to any Mortgage Loan,  other than a Liquidated  Mortgage Loan, and as of any day,  the related  Cut-Off  Date  Principal  Balance,  minus all  collections  credited as  principal in respect of any such  Mortgage  Loan in  accordance  with the related  Mortgage Note and applied in reduction of the Principal  Balance  thereof.  For purposes of this definition,  a Liquidated  Mortgage Loan shall be deemed to have a Principal  Balance equal to the Principal  Balance of the related Mortgage Loan immediately  prior to the final  recovery  of  substantially  all  related  Liquidation  Proceeds  and a  Principal  Balance  of zero thereafter.

        Principal  Collections:  With  respect  to any  Payment  Date,  an  amount  equal to the sum of (i) the principal  portion of all  scheduled  Monthly  Payments  on the  Mortgage  Loans  received  during the  related
Collection  Period, as reported by the Servicer or the related  Subservicer;  (ii) the principal portion of all proceeds  of the  repurchase  of any  Mortgage  Loans  (or,  in the case of a  substitution,  any  Substitution
Adjustment  Amounts)  during  the  related  Collection  Period;  (iii)  the  principal  portion  of  all  other unscheduled  collections  received on the Mortgage Loans during the related  Collection Period (or deemed to be received during the related  Collection  Period),  including,  without  limitation,  full and partial Principal
Prepayments made by the respective  Mortgagors,  Insurance  Proceeds,  Net Liquidation  Proceeds and Subsequent
Net Recovery  Amounts,  to the extent not  previously  distributed;  and (iv) on the Payment  Date  immediately following the end of the Pre-Funding  Period,  any amount  transferred from the Pre Funding Account to the Note
Payment Account in accordance with Section 3.17 of the Servicing Agreement.

        Principal  Distribution Amount: For any Payment Date, the total Principal  Collections for such Payment
Date  less any  Overcollateralization  Release  Amount  for such  Payment  Date;  provided  that the  Principal
Distribution Amount for any Payment Date shall not be less than $0.

        Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

        Program Guide: The GMACM Home Equity Servicing Guidelines, as in effect from time to time.

        Purchase  Agreement:  The mortgage loan  purchase  agreement  dated as of the Closing  Date,  among the
Sellers, the Purchaser, the Issuer and the Indenture Trustee.

        Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

        Purchaser:  Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

        Rating  Agency:  Each of Moody's  and  Standard & Poor's or, if any such  organization  or a  successor thereto is no longer in  existence,  such  nationally  recognized  statistical  rating  organization,  or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Indenture
Trustee.  References  herein to the highest short term unsecured  rating category of a Rating Agency shall mean
A-1 or better in the case of  Standard  & Poor's and P-1 or better in the case of  Moody's;  and in the case of any other  Rating  Agency,  shall mean such  equivalent  ratings.  References  herein to the highest  long-term rating  category of a Rating  Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of
Moody's; and in the case of any other Rating Agency, shall mean such equivalent rating.

        Record  Date:  With  respect to the Notes and any  Payment  Date,  unless  Notes are no longer  held in book-entry  form, the close of business on the Business Day immediately  preceding such Payment Date and if the
Notes are no longer held in book-entry  form, the last Business Day of the calendar  month  preceding the month of such Payment Date.

        Recovery  Amount:  Amounts  collected on a Mortgage  Loan after the Mortgage  Loan becomes a Liquidated
Mortgage Loan, net of any Servicing Fee,  Recovery Fee and any  reimbursement  for advances and expenses of the
Servicer.

        Recovery  Fee: A  customary  fee  calculated  based on  additional  recovery  amounts  charged  for the collection  of such  additional  recovery  amounts on any Mortgage  Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

        Regular Interest: Any of the REMIC I Regular Interests or REMIC II Regular Interests.

        Related  Class:  A Class of REMIC II Regular  Interests  and a class of Notes are  related if, and only if, they bear the same  Letter/number  combination  designating their Class, e.g. REMIC II Regular Interest A-2 is related to the Class A-2 Notes.

        Regulation   AB:   Subpart   229.1100  -  Asset   Backed   Securities   (Regulation   AB),   17  C.F.R.
ss.ss.229.1100-229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as have been  provided by the  Commission  in the adopting  release  (Asset-Backed  Securities,
Securities  Act  Release No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Related Documents:  With respect to each Mortgage Loan, the documents contained in the Mortgage File.

        Relief Act  Shortfalls:  With respect to any Payment Date,  for any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related  Collection Period as a result of the application of the  Servicemembers  Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil
Relief Act of 1940, as amended, or any similar state legislation or regulations,  the shortfall,  if any, equal to (i) one month's  interest on the Principal  Balance of such Mortgage Loan at the applicable  Loan Rate, over
(ii) the interest collectible on such Mortgage Loan during such Collection Period.

        REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

        REMIC  Administrator:  JPMorgan Chase Bank, N.A.;  provided that if the REMIC Administrator is found by a court of  competent  jurisdiction  to no longer be able to fulfill  its  obligations  as REMIC  Administrator under this  Agreement the Servicer or Indenture  Trustee  acting as Servicer  shall  appoint a successor  REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I:  The  segregated  pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

        REMIC I Certificates:  The Class R-I Certificates and the REMIC I Regular Interests.

        REMIC I Liquidation Loss Amounts: For any Payment Date,  Liquidation Loss Amounts on the Mortgage Loans
for the related  Collection  Period  shall be allocated as follows:  (i) the  interest  portion of  Liquidation
Loss Amounts,  if any, shall be allocated pro rata to accrued interest on the REMIC I Regular  Interests to the extent of such accrued interest,  and (ii) any remaining  interest portions of Liquidation Loss Amounts and any principal  portions of  Liquidation  Loss Amounts shall be treated as principal  portions of  Liquidation  Loss
Amounts and allocated (a) to REMIC I Regular  Interest LT2,  REMIC I  Regular  Interest LT3 and REMIC I Regular
Interest LT4, pro rata according to their respective REMIC I Principal  Reduction  Amounts,  provided that such allocation to each of REMIC I Regular  Interest LT2,  REMIC I Regular Interest LT3 and REMIC I Regular Interest
LT4 shall not exceed their  respective REMIC I Principal  Reduction  Amounts for such Payment Date, and (b) any
Liquidation  Loss Amounts not allocated to any of REMIC I Regular  Interest LT2,  REMIC I Regular  Interest LT3
or REMIC I  Regular  Interest  LT4  pursuant to the proviso of clause (a) above shall be  allocated  to REMIC I
Regular Interest LT1.

        REMIC I  Principal  Reduction  Amounts:  For any Payment Date, the amounts by which the  Uncertificated
Principal  Balances of the REMIC I Regular  Interests will be reduced on such Payment Date by the allocation of
REMIC I Liquidation Loss Amounts and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the Uncertificated  Principal Balance of REMIC I Regular Interest LT1 after distributions on the prior Payment Date.

        Y2 =   the Uncertificated  Principal Balance of REMIC I Regular Interest LT2 after distributions on the prior Payment Date.

        Y3 =   the Uncertificated  Principal Balance of REMIC I Regular Interest LT3 after distributions on the prior Payment Date.

        Y4 =   the Uncertificated  Principal Balance of REMIC I Regular Interest LT4 after distributions on the prior Payment Date (note:  Y3 = Y4).

        AY1 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT1.

        AY2 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT2.

        AY3 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT3.

        AY4 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT4.

        P0 =   the  aggregate   Uncertificated  Principal  Balance  of  the  REMIC I  Regular  Interests  after distributions and the allocation of REMIC I Liquidation Loss Amounts on the prior Payment Date.

        P1 =   the  aggregate   Uncertificated  Principal  Balance  of  the  REMIC I  Regular  Interests  after distributions and the allocation of REMIC I Liquidation Loss Amounts to be made on such Payment Date.

        AP =   P0 - P1 = the aggregate of the REMIC I Principal Reduction Amounts.

        =the  aggregate of the principal  portions of REMIC I Liquidation  Loss Amounts to be allocated to, and the  principal  distributions  to be made on, the Notes and the  Certificates  on such Payment Date  (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Payment Dates).

        R0 =   the Net WAC Rate  (stated as a monthly  rate) after  giving  effect to amounts  distributed  and
Liquidation Loss Amounts allocated on the prior Payment Date.

        R1 =   the Net WAC Rate  (stated as a monthly  rate) after giving  effect to amounts to be  distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

        a =    (Y2 + Y3)/P0.  The initial  value of a on the  Closing  Date for use on the first  Payment  Date shall be 0.0001.

        a0 =   the lesser of (A) the sum for all  Classes of Notes,  of the  product  for each Class of (i) the monthly  interest  rate  (as  limited  by the Net WAC  Rate,  if  applicable)  for  such  Class applicable  for distributions  to be made on such  Payment  Date and (ii)  the  aggregate  Note  Balance  for such  Class after distributions and the allocation of Liquidation Loss Amounts on the prior Payment Date and (B) R0*P0.

        a1  =  the  lesser of (A) the sum for all  Classes  Notes,  of the  product  for each  Class of (i) the monthly  interest  rate  (as  limited  by the Net WAC  Rate,  if  applicable)  for  such  Class applicable  for distributions  to be made on the next  succeeding  Payment  Date and (ii) the  aggregate  Note Balance for such
Class after  distributions  and the allocation of Liquidation  Loss Amounts to be made on such Payment Date and
(B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

        if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

        (1)If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2)If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        REMIC I  Regular  Interests:  Each of the  following  separate  non-certificated  beneficial  ownership interests in REMIC I having the properties set forth in the following table and elsewhere herein:

                                 REMIC I                                          LATEST
      DESIGNATION               REMITTANCE               INITIAL                 POSSIBLE
    FOR EACH REMIC I               RATE               UNCERTIFICATED             MATURITY
    REGULAR INTEREST                                    PRINCIPAL
                                                          BALANCE
------------------------- ----------------------- ----------------------- -----------------------
                                                     $639,898,082.01
          LT1                  Variable(1)                                     May 25, 2036

          LT2                  Variable(1)              $26,082.42             May 25, 2036

          LT3                  Variable(1)              $37,917.58             May 25, 2036

          LT4                  Variable(1)              $37,917.58             May 25, 2036
------------------------- ----------------------- ----------------------- -----------------------
(1)     Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

        REMIC I  Remittance  Rate: With respect to any Payment Date and (i) REMIC I  Regular  Interests LT1 and
LT2, a per annum  rate equal to the  weighted  average  of the Net Loan Rates of the Loans  applicable  for the
Interest  Period for such Payment Date,  (ii) REMIC I Regular  Interest  LT3,  zero (0.00%),  and (iii) REMIC I
Regular  Interest  LT4,  a per annum  rate  equal to twice the  weighted  average  of the Net Loan Rates of the
Loans applicable for the Interest Period for such Payment Date.

        REMIC II:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Liquidation  Loss  Amounts:  On any Payment  Date,  Liquidation  Loss Amounts for the related
Collection  Period shall be allocated first to REMIC II  Regular Interest SB-IO in reduction of the accrued and unpaid  interest  thereon  until such accrued and unpaid  interest  shall have been reduced to zero,  second to
REMIC II  Regular  Interest  SB-PO in  reduction of the  Uncertificated Principal  Balance  thereof  until such
Uncertificated Principal  Balance  shall have been  reduced to zero and third to the Notes to the same  extent, if any,  that (i) amounts  interest  accrued on such Notes since the prior  Payment  Date remain  unpaid  after distributions  on such  Payment  Date and (ii) the  aggregate  of the  Class Principal  Balances  of the  Notes following  distributions  on such  Payment  Date exceed the  aggregate  principal  balance of the Loans by more than such excess, if any, after distributions on the immediately prior Payment Date.

        REMIC II  Regular  Interest SB-IO: A regular  interest in REMIC II with no entitlement to principal and entitled  to (i)  interest at the  Certificate  Rate on its  Notional  Amount and (ii)  payments of  prepayment charges.

        REMIC II  Regular  Interest  SB-PO: A regular  interest in REMIC II with no entitlement to interest and entitled to principal in an amount  equal to the Initial  Certificate  Balance and any amounts in the nature of prepayment  charges  received in connection with Loans,  provided that any payment of prepayment  charges shall not be deemed to reduce the Uncertificated Principal Balance of REMIC II Regular Interest SB-PO.

        REMIC II Regular Interests: Each Class of the Notes and REMIC II Regular Interests SB-IO and SB-PO.

        REMIC II  Remittance  Rate:  With respect to each Class of  Notes,  the Note Rate for such Class.  With respect to REMIC II  Regular  Interest SB-PO,  0% per annum.  With respect to REMIC II  Regular  Interest SB-IO the Certificate Rate therefor.

        REMIC  Provisions:  Provisions  of the  federal  income  tax  law  relating  to  real  estate  mortgage investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  temporary  and final  regulations  (or,  to the  extent not  inconsistent  with such temporary  or final  regulations,  proposed  regulations)  and  published  rulings,  notices and  announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        Remittance Rate:  The REMIC I Remittance Rate or REMIC II Remittance Rate, as applicable.

        Repurchase  Event:  With respect to any Mortgage Loan,  either (i) a discovery  that, as of the Closing
Date with  respect to an Initial  Mortgage  Loan or the related  Subsequent  Transfer  Date with respect to any
Subsequent  Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged  Property subject only to (A) the lien of any prior  mortgage  indicated  on the  Mortgage  Loan  Schedule,  (B) the lien of real property taxes and assessments not yet due and payable,  (C) covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public  record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are  customarily  accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially  adversely affect the value,  use,  enjoyment or  marketability  of the related  Mortgaged  Property or (ii) with  respect to any  Mortgage  Loan as to which either Seller delivers an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  a subsequent  default on such Mortgage Loan if the enforcement  thereof or of the related  Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

        Repurchase  Price:  With respect to any Mortgage Loan required to be  repurchased  on any date pursuant to the Purchase  Agreement or purchased by the Servicer  pursuant to the Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal  Balance thereof (without  reduction for any amounts charged off), (ii)
unpaid  accrued  interest  at the Loan  Rate  (or with  respect  to the last day of the  month in the  month of repurchase,  the Loan Rate will be the Loan Rate in effect as of the  second to last day in such  month) on the outstanding  Principal  Balance  thereof  from the Due  Date to which  interest  was last  paid by the  related
Mortgagor  to the first day of the month  following  the month of  purchase  and (iii) in  connection  with any
Mortgage Loan required to be repurchased  pursuant to Sections 2.1 or 3.1 of the Purchase Agreement,  any costs and damages  incurred  by the Trust Fund with  respect to such  Mortgage  Loan in  connection  with a breach of
Section 3.1(b)(x) of the Purchase Agreement.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be  maintained  from time to time under the  Servicing  Agreement or the related  Subservicing  Agreement in respect of such Mortgage Loan.

        Responsible  Officer:  With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct  responsibility  for the  administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred  because of such officer's  knowledge of and familiarity with the particular subject.

        Rolling  Six-Month  Annualized  Liquidation  Loss  Amounts:  With  respect  to any  Determination  Date occurring  after the fifth  Determination  Date,  the product  (expressed as a percentage) of (i) the aggregate
Liquidation  Loss  Amounts  as of the end of  each of the six  Collection  Periods  (reduced  by the  aggregate
Subsequent Net Recovery Amounts for such Collection  Periods)  immediately  preceding such  Determination  Date divided by the Initial Pool Balance and (ii) two (2).

        Rolling Three Month  Delinquency  Percentage:  With respect to any Payment Date and the Mortgage Loans, the  arithmetic  average of the  Delinquency  Percentages  determined for such Payment Date and for each of the two preceding Payment Dates.

        SB-IO Marker Rate: Two times the weighted  average of the REMIC I Remittance  Rates for REMIC I Regular
Interests LT2 and LT3, weighted by their respective Uncertificated Principal Balances.

        Secretary of State:  The Secretary of State of the State of Delaware.

        Securities  Act: The  Securities  Act of 1933, as amended,  and the rules and  regulations  promulgated thereunder.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer  of mortgage  loans directly or indirectly to an issuing  entity in  connection  with an issuance of publicly  offered or privately placed, rated or unrated mortgage-backed securities.

        Securities Balance: The Note Balance or Certificate Balance, as the context may require.

        Security:  Any Certificate or a Note, as the context may require.

        Securityholder:  Any Noteholder or Certificateholder.

        Seller or Sellers:  GMAC Mortgage  Corporation,  a  Pennsylvania  corporation,  and its  successors and assigns,  and Walnut Grove  Mortgage Loan Trust 2003-A,  a Delaware  statutory  trust,  and its  successors and assigns.

        Servicer:  GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

        Servicer  Advances:  Any advances the Servicer may make with respect to the Mortgage Loans,  whether or not required, in respect of principal, interest, taxes, insurance or otherwise.

        Servicing  Agreement:  The servicing  agreement  dated as of the Closing Date among the  Servicer,  the
Issuer and the Indenture Trustee.

        Servicing  Certificate:  A certificate  completed and executed by a Servicing  Officer on behalf of the
Servicer in accordance with Section 4.01 of the Servicing Agreement.

        Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

        Servicing Default:  Any one of the following events:

(i)     any failure by the Servicer to deposit in the  Custodial  Account,  , the Note  Payment  Account or the
Distribution  Account  any  deposit  required  to be made  under  the  terms of the  Servicing  Agreement  that continues  unremedied  for a period of five  Business  Days  after the date upon which  written  notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee,  or to the Servicer,  the
Issuer and the Indenture Trustee by the Enhancer;

(ii)    any failure on the part of the Servicer  duly to observe or perform in any  material  respect any other covenants or  agreements  of the Servicer set forth in the  Securities  or in the  Servicing  Agreement,  which failure,  in each case,  materially and adversely affects the interests of the Securityholders or the Enhancer, and which failure  continues  unremedied for a period of 45 days after the date on which written notice of such failure,  requiring  the same to be remedied,  and stating that such notice is a "Notice of Default"  under the
Servicing  Agreement,  shall have been given to the Servicer by the Issuer or the Indenture Trustee,  or to the
Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(iii)   the entry  against  the  Servicer  of a decree or order by a court or agency or  supervisory  authority having  jurisdiction  under  Title 11 of the  United  States  Code or any  other  applicable  federal  or state bankruptcy,  insolvency  or other  similar  law,  or if a  receiver,  assignee  or  trustee  in  bankruptcy  or reorganization,  liquidator,  sequestrator  or  similar  official  shall  have  been  appointed  for  or  taken possession of the Servicer or its property,  and the  continuance  of any such decree or order  unstayed and in effect for a period of 60 consecutive days;

(iv)    the Servicer shall  voluntarily  submit to Proceedings  under Title 11 of the United States Code or any other applicable  federal or state  bankruptcy,  insolvency or other similar law relating to the Servicer or of or relating to all or substantially  all of its property;  or the Servicer shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take advantage of any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(v)     the  Servicer's  Tangible  Net  Worth  at any time is less  than  $100,000,000  and GMAC  fails to own, directly or indirectly, at least 51% of the common stock of the Servicer; or

(vi)    the Rolling  Six-Month  Annualized  Liquidation  Loss Amount with respect to the Mortgage Loans exceeds
1.50%.

        Servicing  Fee: With respect to any Mortgage  Loan and any  Collection  Period,  the product of (i) the
Servicing  Fee  Rate  divided  by 12 and  (ii)  the  related  Principal  Balance  as of the  first  day of such
Collection Period.

        Servicing Fee Rate:  0.50% per annum.

        Servicing  Officer:  Any officer of the Servicer  involved in, or responsible  for, the  administration and servicing of the Mortgage Loans whose name and specimen  signature  appear on a list of servicing  officers furnished to the Indenture  Trustee (with a copy to the Enhancer) by the Servicer,  as such list may be amended from time to time.

        Servicing Termination Event:  As of any Payment Date, the occurrence of any of the following scenarios:

        (a)    the Rolling  Three  Month  Delinquency  Percentage  is greater  than 4.00% for the  then-current
Payment Date; or

        (b)    on or after the Payment Date in October 2008, the aggregate  amount of Liquidation  Loss Amounts
(reduced by the aggregate  Subsequent Net Recovery  Amounts,  if any, with respect to such Payment Date) on the
Mortgage Loans as a percentage of the Cut-Off Date Principal  Balance  exceeds the applicable  amount set forth below:

        December 2008 to June 2009:             2.00% with respect to December 2008, plus
                                                an additional 1/6th of 0.50% for each month
                                                thereafter.

        July 2009 to June 2010:                 2.50% with respect to June 2009, plus an
                                                additional 1/12th of 0.60% for each month
                                                thereafter.

        July 2010 to June 2011:                 3.10% with respect to June 2010, plus an
                                                additional 1/12th of 1.00% for each month
                                                thereafter.

        July 2011 and thereafter:               4.10%.

        Servicing Trigger Event:  As of any Payment Date, the occurrence of any of the following scenarios:

        (a)    the Rolling  Three  Month  Delinquency  Percentage  is greater  than 4.00% for the  then-current
Payment Date; or

        (b)    on or after the Payment Date in December 2008, the aggregate  amount of Liquidation Loss Amounts
(reduced by the aggregate  Subsequent Net Recovery  Amounts,  if any, with respect to such Payment Date) on the
Mortgage Loans as a percentage of the Cut-Off Date Principal  Balance  exceeds the applicable  amount set forth below:

        December 2008 to June 2009:             1.50% with respect to December 2008, plus
                                                an additional 1/6th of 0.50% for each month
                                                thereafter;

        April 2009 to June 2010:                2.00% with respect to June 2009, plus an
                                                additional 1/12th of 0.60% for each month
                                                thereafter;

        April 2010 to June 2011:                2.60% with respect to June 2010, plus an
                                                additional 1/12th of 1.00% for each month
                                                thereafter; and

        June 2011 and thereafter:               3.60%.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc.
or its successor in interest.

        Stated Value:  With respect to any Mortgage  Loan, the stated value of the related  Mortgaged  Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

        Statutory  Trust Statute:  Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.ss.3801 et seq., as
the same may be amended from time to time.

        Stepdown  Date:  The later of (i) the Payment  Date in January  2009 and (ii) the Payment Date on which the Pool Balance (after applying  payments received in the related  Collection  Period) as of such Payment Date is less than 50% of the Initial Pool Balance.

        Subsequent  Cut-Off Date:  With respect to any  Subsequent  Mortgage  Loan,  the date  specified in the related Subsequent Transfer Agreement.

        Subsequent  Cut-Off  Date  Principal  Balance:  With  respect  to any  Subsequent  Mortgage  Loan,  the
Principal  Balance  thereof as of the close of business on the last day of the  Collection  Period  immediately prior to the related Subsequent Cut-Off Date.

        Subsequent  Mortgage  Loan: An mortgage loan sold by a Seller to the Issuer  pursuant to Section 2.2 of the Purchase  Agreement,  such  Mortgage Loan being  identified  on the Mortgage Loan Schedule  attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

        Subsequent  Net Recovery  Amounts:  Recovery  Amounts  collected on a Mortgage  Loan after the Mortgage
Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

        Subsequent  Transfer  Agreement:  Each Subsequent  Transfer Agreement dated as of a Subsequent Transfer
Date executed by the respective  Seller and the Issuer  substantially  in the form of Exhibit 2 to the Purchase
Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

        Subsequent  Transfer Date: With respect to each Subsequent  Transfer  Agreement,  the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

        Subservicer:  Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

        Subservicing  Agreement:  The written  contract  between the Servicer and any  Subservicer  relating to servicing  and  administration  of certain  Mortgage  Loans as provided  in  Section 3.01(b)  of the  Servicing
Agreement.

        Substitution  Adjustment  Amount:  With respect to any Eligible  Substitute  Loan and any Deleted Loan,
the amount,  if any, as  determined  by the  Servicer,  by which the  aggregate  principal  balance of all such
Eligible  Substitute Loans as of the date of substitution is less than the aggregate  Principal  Balance of all such Deleted  Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

        Tangible Net Worth:  Net Worth,  less the sum of the  following  (without  duplication):  (a) any other assets of GMACM and its consolidated  subsidiaries  that would be treated as intangibles  under GAAP including, without  limitation,  any write-up of assets  (other than  adjustments  to market value to the extent  required under GAAP with respect to excess  servicing,  residual  interests in offerings of asset-backed  securities and asset-backed  securities  that are  interest-only  securities),  good-will,  research  and  development  costs, trade-marks,  trade names,  copyrights,  patents and  unamortized  debt  discount and expenses and (b) loans or other  extensions of credit to officers of GMACM or its  consolidated  subsidiaries  other than mortgage  loans made to such Persons in the ordinary course of business.

        Tax Matters  Partner:  GMACM, as the Servicer,  for so long as the Servicer holds all or any portion of the Class R Certificates;  if any other Person holds 100% of the  Certificates,  such Person;  and otherwise as provided in the Code.

        Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S. Real Estate
Mortgage  Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual
Interest  Holders of REMIC  Taxable  Income or Net Loss  Allocation,  or any  successor  forms,  to be filed on behalf of each REMIC due to their  classification as a REMIC under the REMIC Provisions,  together with any and all other  information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer  Date:  The Payment Date on which the Servicer,  upon receipt of written  notice and direction from the Issuer,  shall cause the  retransfer of Mortgage  Loans from the Trust Estate to the Issuer,  pursuant to Section 3.15(c) of the Servicing Agreement.

        Transfer  Notice Date:  The fifth  Business Day prior to the Transfer Date for which the Servicer shall give the  Indenture  Trustee,  the Rating  Agencies  and the Enhancer a notice of the  proposed  retransfer  of
Mortgage Loans, pursuant to Section 3.15(c) of the Servicing Agreement.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Treasury Regulations:  Regulations, including proposed or temporary Regulations,  promulgated under the
Code.  References  herein to specific  provisions of proposed or temporary  regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

        Trust  Agreement:  The trust agreement dated as of the Closing Date,  between the Owner Trustee and the
Depositor.

        Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

        Trust  Indenture  Act or TIA: The Trust  Indenture  Act of 1939,  as amended  from time to time,  as in effect on any relevant date.

        UCC:  The  Uniform  Commercial  Code,  as in effect  from time to time,  as in effect in any  specified jurisdiction.

        Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

        Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular  Interest for any Payment Date,
one  month's  interest  at the  related  REMIC  I  Remittance  Rate  for  such  Payment  Date,  accrued  on the
Uncertificated  Principal Balance immediately prior to such Payment Date.  Uncertificated  Accrued Interest for the REMIC I and REMIC II Regular  Interests  shall accrue on the basis of a 360-day year  consisting  of twelve
30-day  months.  For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular  Interests for any Payment Date, any Prepayment  Interest  Shortfalls or Relief Act Shortfalls for such
Payment Date shall be allocated  among the REMIC I Regular  Interests  pro rata based on, and to the extent of, the  Uncertificated  Accrued Interest  thereon,  as calculated  without the application of this sentence.  With respect  to any  Payment  Date and REMIC II  Regular  Interest  SB-IO,  one  month's  interest  at the  related
Certificate  Rate on the Notional  Amount  thereof  reduced by its pro-rata  share of any  Prepayment  Interest
Shortfalls or Relief Act  Shortfalls,  but not reduced by amounts  distributable  pursuant to clauses (iv), (v)
or (vi) of Section 3.05(a)(I) of the Indenture.

        Uncertificated  Principal  Balance:  With respect to any Payment Date and any REMIC I Regular Interest,
the initial  Uncertificated  Principal  Balance  thereof as reduced on each  successive  Payment  Date first by
Liquidation  Loss Amounts  allocated to the principal  thereof by the  definition  of REMIC I Liquidation  Loss
Amounts  and second by  principal  deemed  distributed  in respect  thereof on such  Payment  Date  pursuant to
Section 5.01(e) of the Trust  Agreement.  With respect to any Payment Date and REMIC II Regular Interest SB-PO,
the Initial  Certificate  Balance reduced by the allocation to the principal  thereof on prior Payment Dates of
Liquidation  Loss Amounts,  to the extent such  Liquidation  Loss Amounts are allocated to the principal of the
Class SB Certificates, and amounts deemed distributed with respect to such REMIC II Regular Interest.

        Uncertificated  Regular Interests:  The REMIC I Regular Interests,  REMIC II Regular Interest SB-IO and
REMIC II Regular Interest SB-PO.

        WG Trust 2003:  Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust.